As filed with the U.S. Securities and Exchange Commission on 04/04/19

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

January 31, 2019

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Fund

(formerly known as Angel Oak Flexible Income Fund)

Angel Oak High Yield Opportunities Fund

Angel Oak UltraShort Income Fund

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

(404) 953-4900

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling (855) 751-4324.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (855) 751-4324 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through a financial intermediary or all funds held with the Fund complex if you invest directly with the Funds.

Dear Shareholder,

2018 will go down as one of the most challenging years in the post-crisis period with fewer asset classes beating inflation than in 2008. Fears of a global and domestic growth slowdown, U.S. recession worries, and trade wars all weighed on risk assets. Most importantly, the U.S. Federal Reserve System’s (the “Fed”) tightening campaign, coupled with the reduction in its bond portfolio (“Quantitative Tightening”) increased volatility and sent most global asset classes lower on the year, including risk-free alternatives that historically offset any weakness in risk portfolios. Interestingly, the current economic expansion is still robust, driven by historically accommodative monetary policy, generationally low unemployment rates, and tax cuts.

Despite recent headlines regarding an impending recession, we are cautiously optimistic about the economic outlook for 2019 and expect this expansion will continue, becoming the longest since the American Civil War. While it is impossible to predict the exact timing of the end of the expansion, we expect that it will last well beyond 2019 and into 2020. Growth will likely slow into 2019 and 2020 as the impact of tax cuts and fiscal stimulus begins to fade, but we do not foresee a recession in the near term. We do not expect last year’s pace of robust economic growth to continue, but a solid 2%-3% growth rate is reasonable given the current data.

Market participants are closely watching the shape of the yield curve because it has historically been an excellent indication of potential volatility in the marketplace and a recession. In the past, the Fed has tended to tighten too far too fast sending the U.S. economy into recession. We do ultimately believe the Fed’s Federal Open Market Committee (“FOMC”) will eventually tighten the U.S. into recession, but this expansion will last far longer than market participants expect. Recent rhetoric points to the FOMC dramatically slowing their pace of tightening.

As Fed Chairman Jerome Powell said at the Atlanta Fed’s economic conference on January 4, 2019, the FOMC will continue to reduce the size of their balance sheet in the form of Quantitative Tightening but will be more data-dependent with respect to increases in the target rate. Most enlightening from the Atlanta Fed’s economic conference on January 4, 2019, he reiterated, “[The Fed] will be prepared to adjust policy quickly and flexibly, and to use all of our tools to support the economy, should that be appropriate to keep the expansion on track, to keep the labor market strong and to keep inflation near 2%.” The bottom line is the FOMC is not looking to overtighten in 2019, but to support robust growth over the medium term. We think a pause in 2019 is warranted, and a re-steepening of the U.S. yield curve is quite possible as the growth picture stabilizes.

In early 2018, we improved the credit quality across our fund complex. This higher-quality positioning dampened net asset value (“NAV”) volatility during the recent market turmoil enabling us to rotate into more attractive assets. Significant opportunities have begun to emerge in various areas of the U.S. structured credit landscape in 2019, and we see the best risk-adjusted returns in legacy and new issue non-agency residential mortgage-backed securities (“RMBS”), U.S. financials, shorter duration commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), and asset-backed securities (“ABS”).

Thank you for your continued support.

Respectfully yours,

Sreeniwas V. Prabhu

Chief Executive Officer and Chief Investment Officer

The opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Angel Oak Multi-Strategy Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2019, the Fund’s Institutional Shares (ANGIX) returned 3.05%, while the Fund’s A Shares (ANGLX) and C Shares (ANGCX) returned 2.72% and 2.04%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays Aggregate Bond Index, returned 2.25%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Duration and credit strategies benefited the Fund relative to the benchmark. Duration positioning short of the index was a positive contributor to relative performance as interest rates rose for most of the term structure for the 12-month period ended January 31, 2019. The 2-year Treasury yield finished up 32 basis points to 2.46% while the 10-year Treasury yield fell 8 basis points to 2.63%, flattening the 2-year/10-year Treasury spread curve (“2s/10s Curve”) 45 basis points from 62 to 17 basis points. LIBOR rates continued to move higher given the four interest rate hikes by the U.S. Federal Reserve’s (the “Fed”) Federal Open Market Committee (“FOMC”). 1-month and 3-month LIBOR rose 101 and 93 basis points, respectively. The floating rate bond allocation based primarily on front-end LIBOR floaters was beneficial to Fund performance relative to the Fund’s benchmark. The flattening of the U.S. yield curve continued to be a focus for market participants during the period as the 2s/10s Curve neared inversion, and market volatility increased sharply in the fourth quarter of 2018.

All three primary sectors of the Fund were positive contributors to performance for the 12-month period ended January 31, 2019 with non-agency residential mortgage-backed securities (“NA RMBS”) up approximately 4.41%, contributing 2.79% to the Fund. The NA RMBS sector had another strong year in 2018 after several years of post-crisis outperformance. The fundamental tailwinds of the broad-based housing recovery have resulted in solid improvement in home equity in the U.S. The combined effect of increased home equity and ongoing amortization has resulted in loan-to-value ratios (“LTVs”) falling below 60% on average for the legacy NA RMBS allocation in the Fund. This has resulted in rising Sharpe ratios for NA RMBS as it continues to exhibit high current carry and lower spread volatility amid spread widening events such as late 2018. Across all of fixed income, 2018 was a year defined by supply and NA RMBS was no different. It was the busiest supply year in the post-crisis period, with over $115 billion of new issuance coming to market. In fact, it was the first year since the crisis where the NA RMBS market actually grew in the total amount of bonds outstanding. Heavy supply weighed on spreads across fixed income and prices moved slightly lower on the year within the space. However, that was more than offset by a positive income return from high-quality, floating rate securities. We sought to be at the senior part of the capital structure in Alt-A and Option ARM sub-sectors as LIBOR moved sharply higher in 2018. Increased prepayment rates provided another tailwind for the asset class, resulting in positive total return and positive excess return for the year.

The commercial mortgage-backed securities (“CMBS”) allocation was a positive contributor to Fund performance as well. CMBS was up 3.68%, contributing 39 basis points to Fund performance. After a strong start early in the period, CMBS gave back their gains later in the period in sympathy with the widening in the broader credit markets. 2018 new-issue volumes finished at $93.11 billion, in-line with 2017 volume of $94.3 billion, a very healthy technical for us to observe. In summary, CMBS investors digested over $90 billion of new bonds, and the risk retention structures of these bond transactions continues to be well received as spreads in September reached their tightest levels in a 10-year span.

Collateralized Loan Obligations (“CLOs”) were also a positive contributor to the Fund for the period due to the defensive positioning with an overweight to AAA-rated tranches. The CLO allocation was up 3.20% in total return, contributing 38 basis points to Fund performance. CLO spreads began widening from post-crisis tights set earlier in 2018, amidst high supply. General corporate credit spread widening contributed to this phenomenon. Rising risk premiums were orderly until late October, at which point spreads started to widen rapidly into year-end. Macro weakness, poor year-end liquidity and forced selling from fixed income funds facing redemptions exacerbated the latest move. In anticipation of a more volatile market due to a more aggressive Fed and continued froth in the bank loan market, we began shifting our credit exposure in CLOs up the capital stack from BBB/BB to AAA/AA over the last 12 to 18 months. The CLO market has a high ‘beta’ with spread moves that exceed moves in investment grade and high yield corporate bond spreads, which provides significant sector rotation opportunities. The recent widening in the fourth quarter was no different. Moving high in the capital stack softens price volatility and helped the allocation outperform versus the broader CLO market.

3.	What is your outlook heading into 2019, and how is the Fund positioned?

Despite recent headlines of an impending recession, we are cautiously optimistic on the economic outlook for 2019 and expect this will be the longest expansion since the American Civil War. While it is impossible to predict the exact timing of the end of the expansion, expectations are it will last well beyond 2019 and into 2020. Growth will likely slow into 2019 and 2020 as the impact of tax cuts and fiscal stimulus begin to fade, but we don’t foresee a recession in the near term. We do not expect last year’s pace of robust economic growth to continue, but a solid 2-3% is reasonable given the current data.

The labor market is very healthy at the moment. The unemployment rate is at 3.9% and wages are rising at approximately 3.1% per annum. Payrolls have added an average of 220,000 jobs over the last four months, well ahead of the 100,000 per month required to continue the downtrend in the unemployment rate, which could remain below 4% throughout 2019.

In early 2018, we improved the credit quality across our fund complex. Significant opportunities have begun to emerge in various areas of the U.S. structured credit landscape in 2019, and we see the best risk-adjusted returns in legacy and new issue NA RMBS, U.S. financials, and shorter duration CMBS, CLOs and asset-backed securities (“ABS”).

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investments in derivatives could lose more than the amount invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Alt-A: A classification of mortgages with a risk profile falling between prime and subprime. These loans are usually issued to top credit quality borrowers with good credit histories.

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Beta: A measure of a stock’s risk of volatility compared to the overall market.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements

2s/10s Curve: Refers to the divergence between the 10-year U.S. Treasury bond and the 2-year Treasury note. In normal economic circumstances, the yield on the 10-year should be greater than the 2-year, creating a positive spread. This signals some combination of positive future growth expectations, positive future inflation expectations, and basic recognition that more adverse economic events are likelier to transpire over a longer timeframe than a shorter timeframe. Thus investors are compensated for taking on the higher risk of longer-duration bonds in the form of higher yields.

Bloomberg Barclays Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

LIBOR: A benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world.

Option ARM: An option adjustable-rate mortgage (ARM) is a type of mortgage where the mortgagor (borrower) has several options as to which type of payment is made to the mortgagee (lender). In addition to having the choice of making payments of interest and principal that amounts to those made in conventional mortgages, option ARMs also have alternative payment options where the mortgagor can make significantly smaller payments by making interest-only payments or minimum payments.

Sharpe ratio: A statistical measure that uses standard deviation and excess return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated since inception using the 3-month Treasury bill for the risk-free rate of return.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Angel Oak Financials Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2019, the Fund’s Institutional Shares (ANFIX) returned 3.61%, while the Fund’s A Shares (ANFLX) and C Shares (AFLCX) returned 3.36% and 2.69%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays Aggregate Bond Index, returned 2.25%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

There were some significant headwinds that created some challenges for investors in the banking sector in 2018. Interest rates rose, equity valuations collapsed in the second half of the year and credit spreads widened significantly in the fourth quarter. On the other hand, the sector delivered record earnings: higher interest rates resulted in improved net interest margins, credit quality is back to pre-crisis levels and lower tax rates helped boost the bottom line. Despite the headwinds, the Fund performed very well and ended the year as the top performing fund based upon total return among the 250 funds in Morningstar’s corporate bond category for the one year period ended December 31, 2018.

The focus of the Fund shifted more explicitly toward the financial sector in 2018. To emphasize the shift, the name of the fund was changed from Angel Oak Flexible Income Fund to Angel Oak Financials Income Fund effective December 16, 2018. The financial sector now accounts for over 90% of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt and community bank equity. The Fund’s asset allocation is comprised of 71% of assets in community bank debt, 18% of assets in non-bank financials, and 3% of assets in community bank equities.

Given the attractiveness of community bank debt, the allocation to Collateralized Loan Obligations (“CLOs”) fell below 3% in 2018, the lowest level since the Fund’s inception. CLOs only contributed marginally to the Fund’s performance in 2018.

3.	What is your outlook heading into 2019, and how is the Fund positioned?

The Fund is focused on three main asset classes in the current environment: community bank debt, non-bank financials debt and community bank equities. Community bank debt offers the highest risk/reward potential over the next 18-24 months, in our view.

Our conviction in community bank debt as an asset class is based on the underlying strength of the sector, including higher capital bases, strengthened regulatory oversight and earnings tailwinds. The niche market characteristics and ensuing market dislocation allows investors to extract excess yield. Community bank debt offers credit spreads of 250-400 basis points above those of larger institutions with a similar credit profile. Relative to larger banks, community banks have (1) more transparent business models; (2) a low-cost, “sticky” deposit base; (3) lending portfolios tied to local relationships; and (4) balance sheet structures that benefit from higher rates. Additionally, we believe that more-nimble community banks can drive more innovation and higher growth than larger institutions. Community bank debt offers spreads of approximately 350 basis points on average, compared with approximately 150 basis points for investment grade corporate bonds. Finally, increasing consolidation in the banking industry provides the potential for enhanced total return from price appreciation.

Small-cap non-bank financial institution debt (including insurance companies, Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and asset managers) is a similarly dislocated market, in our view. With little analyst coverage or institutional following, investors can extract relatively high coupons. This space is more nascent than the community bank debt market, and has really only emerged in size over the past year or so. As such, coupons may be higher than they are for community bank debt, but issuance is smaller and more episodic. We believe the best risk/reward potential in the non-banks sector over the near to medium term is in shorter duration, rated senior debt.

For 2019, we feel there will be a bifurcation between bank debt and equity performance. While bank equities are underpinned by the same strong industry fundamentals, asset quality is key to bank debt performance whereas equity valuations are based on investors’ perceptions of future earnings growth and the multiple they are willing to pay for that growth. From an asset quality perspective, sector trends remain pristine. By contrast, we see fewer catalysts to drive meaningful equities outperformance from a sector perspective in 2019 as we believe earnings growth has peaked. We do however see stock specific opportunities in community bank equities, which is reflected in our equities allocation, where we have a value bias.

With the increased volatility and downward pressure seen across fixed income and equity markets in the fourth quarter of 2018, we are closely monitoring asset quality trends, including real-time data points amassed through our due diligence process in a particularly robust primary issue market. We remain disciplined in our credit underwriting, with particular emphasis on interest rate risk given increased lending and deposit competition, and on credit risk, as we move into the later innings of the economic cycle. We expect the next credit cycle will be driven by the corporate sector, as higher rates and growing leverage will eventually drive higher defaults and restructurings. On the other hand, the U.S. consumer remains strong, underwriting has become more conservative and banks are in a strong position to absorb loss rates moving towards cycle averages over time.

We do not anticipate our sub-sector allocations within financial services will change materially in 2019.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investments in derivatives could lose more than the amount invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Angel Oak High Yield Opportunities Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2019, the Fund’s Institutional Shares (ANHIX) returned 0.74% while the Fund’s A Shares (ANHAX) returned 0.41%. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 1.73%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

The portfolio’s 10% allocation to collateralized loan obligations (“CLOs”) was a significant positive contributor to performance during the period. CLOs are floating rate instruments and benefited as interest rates rose during the year. The Fund’s CLO allocation is generally comprised of CLOs with short duration and defensive profiles, which outperformed the corporate bond allocation and the benchmark.

For the second consecutive year, the energy sector was the largest positive contributor to corporate bond performance during the period. Oil prices declined due to rising production from U.S. shale producers and the ramp up of production from OPEC to offset the expected reduction in supply from Iran as sanctions were imposed and compounded by softening demand growth as the pace of global economic growth slowed. The positive contribution was primarily the result of selection and was broad based. Additionally, the portfolio benefited from the underweight to exploration and production companies in favor of refining and pipeline companies which are less directly exposed to the price level of oil within the energy sector allocation.

The largest detractors from the corporate bond performance came from the communications and consumer non-cyclical sectors. The performance was driven by a combination of allocation and selection. The portfolio was underweight both sectors which outperformed the benchmark during the period. In addition, performance was further negatively impacted by specific holdings in a printing company and a food and beverage company, both of which underperformed due to competitive pressures and deteriorating operating performance.

3.	What is your outlook heading into 2019, and how is the Fund positioned?

Despite the market sell-off in late 2018, triggered by the U.S. Federal Reserve Chairman’s comments regarding interest rates being far below neutral and that the run-off of the balance sheet was on auto-pilot, interpreted by the market that the Federal Reserve would programmatically continue to tighten monetary policy, pulling forward the timeline of a recession, the U.S. economic fundamentals appear to be in good shape and supportive of continued economic expansion, especially since the Federal Reserve has since communicated its willingness to be patient and flexible with regard to monetary policy.

The U.S. economy continues to be a consumer-driven economy with the consumer accounting for approximately 70% of economic activity. Unemployment is at the lowest level going back to the 1960s; wage gains are beginning to accelerate; and household leverage is at the lowest levels since the early 2000s, as measured by the percentage of disposable income allocated to debt service and total debt to disposable income.

Corporate earnings growth will slow in 2019 as the benefit of the Tax Cut and Jobs Act fades. However, earnings growth is expected to be positive. As interest rates rise and the pace of economic growth slows, corporations are increasingly focusing on the balance sheet, deemphasizing levered share buybacks and dividends in favor of debt reduction to drive stronger enterprise valuation multiples. For high yield issuers in aggregate, credit profiles have steadily improved with J.P. Morgan’s credit fundamentals update for the third quarter of 2018 indicating leverage has steadily improved for nine consecutive quarters.

Within this context we believe the portfolio is positioned to benefit from the continued economic expansion while also reflecting current valuations and the potential for increased volatility. We are overweight the basic industries, consumer cyclicals and capital goods sectors reflecting our expectation for a continuation of the economic expansion and favorable view on the U.S. housing sector supported by increasing household formation by the millennial generation and favorable supply/demand fundamentals. Given the magnitude of monetary policy tightening to date, and the flatness of the yield curve indicating the economy’s increased sensitivity to the level of interest rates on economic growth, we remain cognizant of taking advantage of opportunities to reduce positions where the risk/reward balance is no longer attractive.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investments in derivatives could lose more than the amount invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions

OPEC: Organization of Petroleum Exporting Countries.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed rate, non-investment grade debt. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements

Angel Oak UltraShort Income Fund

1.	How did the Fund perform during the period?

For the period since inception (April 2, 2018) through January 31, 2019, the Fund’s Institutional Shares (AOUIX) returned 2.60%, while the Fund’s A Shares (AOUAX) returned 2.12% (April 30, 2018 inception for the A shares). During the same period, the Fund’s benchmark, the Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index, returned 1.84% since April 3, 2018 and 1.77% since April 30, 2018.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Credit strategies were the primary benefit to the Fund relative to the benchmark. Duration positioning short of the index was a mixed contributor since inception. 1-yr reference rates rose through the first seven months of the period and then fell thereafter. Overall, the interest rate duration was short of the Fund’s benchmark for the whole period but was positioned even shorter during the falling interest rate period. The 1-year Treasury yield finished up 47 basis points to 2.55%, peaking at 2.74% in November 2018 before falling 19 basis points to end the period. LIBOR rates continued to move higher given the four hikes by the U.S. Federal Reserve’s (the “Fed”) Federal Open Market Committee (“FOMC”). 1-month and 3-month LIBOR rose 64 and 43 basis points, respectively. The floating rate bond allocation based primarily on front-end LIBOR floaters was beneficial to Fund performance relative to the Fund’s benchmark as 1-month LIBOR rates rose rapidly throughout most of the period. On average throughout the return period, interest rate duration strategies were a positive contributor to Fund performance given the move higher in short term rates.

Credit strategies were the primary drivers of performance as the Fund’s overweight to credit, particularly structured credit, over government bonds drove positive relative performance. Residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”), the largest asset classes within the Fund, were all positive contributors to Fund performance. RMBS produced a positive total return of 3.00%, contributing 63 basis points to Fund performance. The RMBS allocation is a targeted mix of primarily new issue sectors. Portfolio managers continue to believe the inherent bias within new issue mortgage credit and the dislocation with respect to new issue sectors remains significant. The RMBS allocation was primarily positioned within a targeted mix of non-qualified mortgages (“non-QM”), non-performing loans (“NPL”), and re-performing loans (“RPL”), along with legacy and prime 2.0. The higher current weighted average coupon of the underlying non-QM collateral is a primary factor for the attractive convexity characteristics of the sector. The sharp rise in Treasury yields in 2018 had an almost insignificant impact on prepayment speeds for non-QM collateral. Additionally, spreads on NPL and non-QM moved wider in 2018, creating the opportunity to rotate from ABS into RMBS in the fourth quarter of 2018, limiting price volatility and leading to significant total return opportunities for early 2019. The RMBS allocation remained between 20-40% of Fund assets throughout most of the period.

The ABS allocation was a positive contributor to Fund performance as well. ABS was up 2.83%, contributing 150 basis points to Fund performance. The focus of the ABS allocation was within short duration, high credit quality assets. The primary overweight within the ABS allocation was to auto ABS. The de-levering structures were a significant driver to price stability as credit protection increases each month and principal is paid off. This defensive positioning for approximately 50% of the Fund was a key driver to net asset value (“NAV”) stability in the fourth quarter of 2018 as credit spreads widened across broader U.S. credit. While the majority of the ABS allocation was in fixed-rate tranches, price returns were still net positive, up 0.40% as spreads were marginally tighter overall. The de-levering structures were a catalyst to tighter spreads over time as individual bonds seasoned. Sector selection was a positive contributor as subprime auto tightened relative to prime auto and credit card ABS.

CLOs were also a positive contributor to the Fund for the period due to the defensive positioning with a focus in AAA-rated tranches. The CLO allocation was up 2.21% in total return, contributing 22 basis points to Fund performance. The CLO allocation was a targeted allocation based on the current availability of X tranches. Portfolio managers focused on short maturity (1-2yr weighted average life) X tranches with high credit enhancement and limited optionality. The floating rate nature of the asset class helped to create positive total returns. During the period, spreads on X tranches widened by approximately 10-20 basis points, leading a price return of -0.24%. However, the floating rate nature helped limit price volatility and the positive income return of 2.45% offset marginally wider spreads for the short duration asset class. The CLO allocation was a function of the ability to source this attractive area of the U.S. credit markets but is not expected to be a consistent allocation over time.

The commercial mortgage-backed securities (“CMBS”) allocation was a contributor to Fund performance, creating a positive total return of 1.87% and contributing 28 basis points to Fund performance. The focus of the allocation was within floating rate agency CMBS and served the purpose of liquidity and price stability.

3.	What is your outlook heading into 2019, and how is the Fund positioned?

The Fund continues to focus across a diversified mix of primarily structured credit. Recently, the allocation to new issue RMBS has increased as the Fund has decreased the exposure to ABS and CMBS. New issue sectors of RMBS were the most sensitive to spread changes in the fourth quarter of 2018, creating more opportunities in non-QM and NPL. The Fund decreased the exposure to agency CMBS. The ABS allocation looked to increased diversification across U.S. sectors while decreasing the absolute allocation within the Fund.

2019 is expected to see increased volatility with similar new issue supply across structured credit. This backdrop should provide opportunities for relative outperformance and sector rotation within the various areas of U.S. credit. The increased short term yield environment and flattening U.S. yield curve have made short duration credit inherently attractive with continued limited volatility given the short maturity nature of the market. This should lead to investor inflows across short term mutual funds. In early 2018, we improved the credit quality across our fund complex. Significant opportunities have begun to emerge in various areas of the U.S. structured credit landscape in 2019, and we see the best risk-adjusted returns in new issue non-agency RMBS, short-duration CMBS, CLO X tranches; and seasoned floating-rate non-agency CMBS.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investments in derivatives could lose more than the amount invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index: Measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. The index does not include trading and management costs. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements

LIBOR: A benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2019)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	3.05%	4.95%	3.85%	4.78%
Angel Oak Multi-Strategy Income Fund, Class A without load	2.72%	4.67%	3.60%	6.81%
Angel Oak Multi-Strategy Income Fund, Class A with load	0.40%	3.88%	3.13%	6.50%
Angel Oak Multi-Strategy Income Fund, Class C without load	2.04%	3.93%	N/A	2.40%
Angel Oak Multi-Strategy Income Fund, Class C with load	1.06%	3.93%	N/A	2.40%
Bloomberg Barclays Aggregate Bond Index(3)	2.25%	1.95%	2.44%	2.03	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays Aggregate Bond Index return from the inception date of Class A Shares is 2.70% and for Class C Shares is 2.08%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2019)

	Average Annual Returns
	One Year	Three Year	Since Inception(2)
Angel Oak Financials Income Fund, Institutional Class	3.61%	4.09%	3.09%
Angel Oak Financials Income Fund, Class A without load	3.36%	3.84%	2.84%
Angel Oak Financials Income Fund, Class A with load	1.01%	3.05%	2.29%
Angel Oak Financials Income Fund, Class C without load	2.69%	3.07%	1.15%
Angel Oak Financials Income Fund, Class C with load	1.71%	3.07%	1.15%
Bloomberg Barclays Aggregate Bond Index(3)	2.25%	1.95%	2.04	%(4)
Bloomberg Barclays U.S. Aggregate Finance Total Return Value Unhedged USD Index(5)	1.59%	3.15%	2.95	%(6)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays Aggregate Bond Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays Aggregate Bond Index return from the inception date of the Class C Shares is 2.08%.

(5) The Bloomberg Barclays U.S. Aggregate Finance Total Return Value Unhedged USD Index is the Financial Institutions component of the Bloomberg Barclays U.S. Credit Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(6) The return shown for the Bloomberg Barclays U.S. Aggregate Finance Total Return Value Unhedged Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate Finance Total Return Value Unhedged Index return from the inception date of the Class C Shares is 3.17%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on March 31, 2009 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2019)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	0.74%	9.03%	4.85%	8.91%
Angel Oak High Yield Opportunities Fund, Class A without load	0.41%	8.77%	4.61%	5.34%
Angel Oak High Yield Opportunities Fund, Class A with load	-1.88%	7.96%	4.13%	4.98%
ICE Bank of America Merrill Lynch High Yield Index(3)(4)	1.57%	9.46%	4.61%	11.13	%(5)
Bloomberg Barclays U.S. Corporate High Yield Bond Index(4)(6)	1.73%	9.41%	4.61%	11.16	%(7)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Inception date is March 31, 2009 for Institutional Class Shares and July 31, 2012 for Class A Shares.

(3) The ICE Bank of America Merrill Lynch High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) Effective April 1, 2018, the benchmark index changed from the ICE Bank of America Merrill Lynch High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The benchmark index was changed to more accurately reflect the Fund’s investment style.

(5) The return shown for the ICE Bank of America Merrill Lynch High Yield Index is from the inception date of the Institutional Class Shares. The ICE Bank of America Merrill Lynch High Yield Index return from the inception date of Class A Shares is 5.72%.

(6) The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(7) The return shown for the Bloomberg Barclays U.S. Corporate High Yield Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Corporate High Yield Bond Index return from the inception date of Class A Shares is 5.72%.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Cumulative Returns(1)

(For the period ended January 31, 2019)

	Since Inception(2)
Angel Oak UltraShort Income Fund, Institutional Class	2.60%
Angel Oak UltraShort Income Fund, Class A	2.12%
Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index(3)	1.88	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is April 2, 2018 for Institutional Class and April 30, 2018 for Class A Shares.

(3) The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index is from the inception date of the Institutional Class. The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index return from the inception date of the Class A Shares is 1.81%.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,011.10	$7.00	1.38%
	Hypothetical(2)	$1,000.00	$1,018.25	$7.02	1.38%
Class C	Actual	$1,000.00	$1,007.40	$10.83	2.14%
	Hypothetical(2)	$1,000.00	$1,014.42	$10.87	2.14%
Institutional Class	Actual	$1,000.00	$1,011.40	$5.73	1.13%
	Hypothetical(2)	$1,000.00	$1,019.51	$5.75	1.13%

Angel Oak Financials Income Fund		Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,018.40	$4.78	0.94%
	Hypothetical(2)	$1,000.00	$1,020.47	$4.79	0.94%
Class C	Actual	$1,000.00	$1,015.90	$8.59	1.69%
	Hypothetical(2)	$1,000.00	$1,016.69	$8.59	1.69%
Institutional Class	Actual	$1,000.00	$1,020.80	$3.51	0.69%
	Hypothetical(2)	$1,000.00	$1,021.73	$3.52	0.69%

Angel Oak High Yield Opportunities Fund		Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,002.60	$4.54	0.90%
	Hypothetical(2)	$1,000.00	$1,020.67	$4.58	0.90%
Institutional Class	Actual	$1,000.00	$1,004.70	$3.28	0.65%
	Hypothetical(2)	$1,000.00	$1,021.93	$3.31	0.65%

Summary of Funds’ Expenses – (Unaudited) (continued)

Angel Oak UltraShort Income Fund		Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,014.20	$2.54	0.50%
	Hypothetical(2)	$1,000.00	$1,022.68	$2.55	0.50%
Institutional Class	Actual	$1,000.00	$1,015.50	$1.27	0.25%
	Hypothetical(2)	$1,000.00	$1,023.95	$1.28	0.25%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Financials Income Fund is to seek current income with a secondary objective of total return.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – 10.62%
ACC Trust, Series 2018-1, Class C, 6.810%, 2/21/2023 (a)	$1,800,000	$1,824,604
Accredited Mortgage Loan Trust, Series 2005-4, Class M1, 2.910% (1 Month LIBOR USD + 0.400%), 12/25/2035 (b)	1,128,000	1,099,676
American Credit Acceptance Receivables Trust, Series 2016-1A, Class C, 5.550%, 6/13/2022 (a)	4,634,161	4,686,175
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (c)	703,292	605,825
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 2.760% (1 Month LIBOR USD + 0.250%), 5/25/2037 (b)	53,245	51,387
CarFinance Capital Auto Trust, Series 2015-1A, Class E, 5.490%, 1/18/2022 (a)	2,250,000	2,269,764
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Class A2D, 4.980%, 3/25/2036 (d)	4,990,139	3,610,939
CPS Auto Receivables Trust, Series 2018-D, Class A, 3.060%, 1/18/2022 (a)	3,034,877	3,043,711
CPS Auto Receivables Trust, Series 2018-A, Class B, 2.770%, 4/18/2022 (a)	1,779,000	1,769,769
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (a)	3,700,000	3,719,862
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (a)	937,000	961,724
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.550%, 2/17/2026 (a)	1,000,000	994,399
Credit Acceptance Auto Loan Trust, Series 2017-3A, Class A, 2.650%, 6/15/2026 (a)	4,500,000	4,474,201
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4P1A, 2.829% (1 Month LIBOR USD + 0.320%), 3/15/2034 (a)(b)	3,238,473	3,177,719
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5A1A, 2.739% (1 Month LIBOR USD + 0.230%), 4/15/2035 (a)(b)	11,051,939	10,724,282
CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, Class 1A, 2.689% (1 Month LIBOR USD + 0.180%), 5/15/2036 (b)	27,550,788	26,849,455
DT Auto Owner Trust, Series 2018-1A, Class B, 3.040%, 1/18/2022 (a)	3,000,000	3,002,964
DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022 (a)	7,376,677	7,460,299
Evergreen Credit Card Trust, Series 2019-1, Class A, 3.056% (1 Month LIBOR USD + 0.480%), 1/17/2023 (a)(b)	6,000,000	6,014,922
Exeter Automobile Receivables Trust, Series 2018-3A, Class A, 2.900%, 1/18/2022 (a)	2,209,956	2,210,118
Exeter Automobile Receivables Trust, Series 2019-1A, Class A, 3.200%, 4/15/2022 (a)	1,335,000	1,338,539
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375%, 9/25/2028 (a)	1,511,571	1,516,492
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (a)	1,500,000	1,503,208
Flagship Credit Auto Trust, Series 2015-2, Class B, 3.080%, 12/15/2021 (a)	1,002,877	1,005,012
Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022 (a)	1,500,000	1,530,376
Flagship Credit Auto Trust, Series 2017-4, Class D, 3.580%, 1/16/2024 (a)	3,000,000	2,977,200
Fremont Home Loan Trust, Series 2006-D, Class 1A1, 2.650% (1 Month LIBOR USD + 0.140%), 11/25/2036 (b)	1,442,467	985,782
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (a)	1,400,000	1,410,980
GLS Auto Receivables Trust, Series 2018-2A, Class A, 3.250%, 4/18/2022 (a)	1,234,638	1,235,688
GLS Auto Receivables Trust, Series 2018-3A, Class A, 3.350%, 8/15/2022 (a)	1,952,644	1,957,563
Golden Credit Card Trust, Series 2017-4, Class A, 3.029% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	2,000,000	2,001,378
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 3.862% (3 Month LIBOR USD + 1.110%), 10/29/2029 (a)(b)	7,975,000	7,944,280
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (a)	8,880,273	8,793,353
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 2.760% (1 Month LIBOR USD + 0.250%), 12/25/2035 (b)	2,047,156	1,578,706
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 2.860% (1 Month LIBOR USD + 0.350%), 12/25/2035 (b)	6,214,620	5,798,713
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 2.760% (1 Month LIBOR USD + 0.250%), 1/25/2036 (b)	2,999,066	2,064,956

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – (continued)
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (e)	$11,668,066	$5,702,114
GSAA Home Equity Trust, Series 2006-16, Class A2, 2.680% (1 Month LIBOR USD + 0.170%), 10/25/2036 (b)	1,918,381	990,282
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (e)	3,404,718	1,892,247
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 2.690% (1 Month LIBOR USD + 0.180%), 1/25/2037 (b)	14,802,991	8,394,406
GSAA Home Equity Trust, Series 2006-20, Class A4A, 2.740% (1 Month LIBOR USD + 0.230%), 1/25/2037 (b)	3,942,662	2,647,293
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 2.680% (1 Month LIBOR USD + 0.170%), 2/25/2037 (b)	2,495,673	1,331,664
GSAA Home Equity Trust, Series 2007-4, Class A2, 2.710% (1 Month LIBOR USD + 0.200%), 3/25/2037 (b)	1,643,859	845,918
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 5.983%, 3/25/2037 (d)	2,498,224	1,285,371
GSAA Home Equity Trust, Series 2007-5, Class 2A1A, 2.630% (1 Month LIBOR USD + 0.120%), 5/25/2037 (b)	6,483,781	6,069,091
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (d)	6,318,174	4,091,453
GSAA Home Equity Trust, Series 2007-10, Class A2A, 6.500%, 11/25/2037	2,826,453	2,251,680
GSAA Trust, Series 2007-3, Class 1A1A, 2.580% (1 Month LIBOR USD + 0.070%), 3/25/2037 (b)	9,231,078	6,744,327
GSAMP Trust, Series 2007-FM2, Class A2D, 2.750% (1 Month LIBOR USD + 0.240%), 1/25/2037 (b)	25,561,965	18,580,481
Harvest SBA Loan Trust, Series 2018-1, Class A, 4.760% (1 Month LIBOR USD + 2.250%), 9/26/2044 (a)(b)	3,177,857	3,151,010
Hero Funding, Series 2017-3A, Class A1, 3.190%, 9/20/2048 (a)	4,271,898	4,247,416
Hertz Vehicle Financing II LP, Series 2019-1A, Class A, 3.710%, 3/25/2023 (a)(f)	4,500,000	4,499,165
Hertz Vehicle Financing II LP, Series 2019-1A, Class B, 4.100%, 3/25/2023 (a)(f)	1,500,000	1,504,755
HOA Funding LLC, Series 2014-1A, Class A2, 4.846%, 8/20/2044 (a)	9,150,000	9,063,633
HOA Funding LLC, Series 2015-1A, Class B, 9.000%, 8/20/2044 (a)	1,000,000	989,829
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV2, 2.670% (1 Month LIBOR USD + 0.160%), 4/25/2037 (b)	718,880	717,186
Home Partners of America Trust, Series 2017-1, Class A, 3.325% (1 Month LIBOR USD + 0.817%), 7/19/2034 (a)(b)	2,973,761	2,958,413
Home Partners of America Trust, Series 2017-1, Class C, 4.058% (1 Month LIBOR USD + 1.550%), 7/19/2034 (a)(b)	2,822,453	2,824,914
Home Partners of America Trust, Series 2017-1, Class D, 4.408% (1 Month LIBOR USD + 1.900%), 7/19/2034 (a)(b)	2,822,453	2,828,456
Home Partners of America Trust, Series 2018-1, Class F, 4.858% (1 Month LIBOR USD + 2.350%), 7/17/2037 (a)(b)	6,100,000	6,038,420
Invitation Homes Trust, Series 2017-SFR2, Class F, 5.508% (1 Month LIBOR USD + 3.000%), 12/19/2036 (a)(b)	4,000,000	4,028,688
Invitation Homes Trust, Series 2018-SFR1, Class E, 4.508% (1 Month LIBOR USD + 2.000%), 3/19/2037 (a)(b)	1,375,000	1,373,621
Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.000%, 2/25/2058 (a)(d)	8,509,531	8,534,175
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A1, 4.000%, 3/25/2058 (a)(d)	24,302,050	24,346,134
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A2, 4.250%, 3/25/2058 (a)(d)	21,378,000	21,201,225
Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058 (a)(d)	9,530,354	9,536,806
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A1, 4.000%, 6/25/2058 (a)(d)	21,479,463	21,286,921
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A2, 4.250%, 6/25/2058 (a)(d)	13,000,000	13,081,601
Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.000%, 1/25/2059 (a)(d)	20,000,000	20,018,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – (continued)
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A, 4.252% (1 Month LIBOR USD + 1.750%), 1/28/2070 (a)(b)	$11,592,223	$11,799,399
Lehman XS Trust, Series 2005-3, Class 3A3A, 5.280%, 9/25/2035 (d)	2,300,374	2,226,877
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (e)(g)(h)	35,034,642	211,434
LoanCore Issuer Ltd., Series 2018-CRE1, Class C, 5.059% (1 Month LIBOR USD + 2.550%), 5/15/2028 (a)(b)	3,250,000	3,216,580
MASTR Asset Backed Securities Trust, Series 2005-NC2, Class A3, 3.010% (1 Month LIBOR USD + 0.500%), 11/25/2035 (b)	19,957,304	14,290,667
Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A2, 3.010%, 2/16/2021	2,000,000	2,005,876
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A1, 2.750%, 3/25/2037 (e)	28,465,251	10,816,795
MFA LLC, Series 2018-NPL1, Class A1, 3.875%, 5/26/2048 (a)(d)	16,143,475	16,166,156
MFA LLC, Series 2018-NPL2, Class A1, 4.164%, 7/27/2048 (a)(d)	3,136,808	3,114,847
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A1, 2.570% (1 Month LIBOR USD + 0.060%), 5/25/2037 (b)	3,108,392	2,785,315
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A2, 2.650% (1 Month LIBOR USD + 0.140%), 5/25/2037 (b)	10,223,985	9,368,370
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A3, 2.690% (1 Month LIBOR USD + 0.180%), 5/25/2037 (b)	23,503,413	21,568,307
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-NC3, Class A1, 2.710% (1 Month LIBOR USD + 0.200%), 5/25/2037 (a)(b)	1,402,646	1,005,149
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A4, 2.760% (1 Month LIBOR USD + 0.250%), 5/25/2037 (b)	3,384,491	3,075,552
Morgan Stanley ABS Capital I Trust, Series 2006-NC4, Class A2C, 2.660% (1 Month LIBOR USD + 0.150%), 6/25/2036 (b)	1,857,373	1,712,894
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A1, 2.690% (1 Month LIBOR USD + 0.180%), 10/25/2036 (b)	1,612,620	834,728
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A2, 2.850% (1 Month LIBOR USD + 0.340%), 10/25/2036 (b)	17,252,790	8,918,053
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1, 2.630% (1 Month LIBOR USD + 0.120%), 4/25/2037 (b)	11,680,234	5,811,547
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A5, 3.040% (1 Month LIBOR USD + 0.530%), 4/25/2037 (b)	22,252,502	12,187,539
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A9, 3.050% (1 Month LIBOR USD + 0.540%), 4/25/2037 (b)	22,252,502	12,134,311
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A2, 6.000%, 4/25/2037	22,883,555	14,172,449
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%, 9/25/2046 (d)	14,597,365	7,362,780
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%, 9/25/2046 (d)	5,630,037	2,840,061
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%, 9/25/2046 (d)	14,003,434	7,686,373
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A4C, 6.104%, 9/25/2046 (d)	10,554,566	5,100,494
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (d)	2,003,707	1,263,489
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (d)	7,573,459	5,269,923
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%, 2/25/2047 (e)	10,643,360	7,497,928
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (a)(c)(f)	3,190,000	2,360,600
Mosaic Solar Loan Trust, Series 2019-1A, Class A, 4.370%, 12/21/2043 (a)(f)	5,000,000	5,013,000
Mosaic Solar Loan Trust, Series 2018-2GS, Class A, 4.200%, 2/22/2044 (a)	9,956,866	10,012,147
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (a)(c)	4,242,965	3,946,997
New Century Home Equity Loan Trust, Series 2006-1, Class A2B, 2.690% (1 Month LIBOR USD + 0.180%), 5/25/2036 (b)	913,190	863,177

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – (continued)
Newtek Small Business Loan Trust, Series 2018-1, Class B, 5.510% (1 Month LIBOR USD + 3.000%), 2/25/2044 (a)(b)	$3,093,631	$3,059,725
Peaks CLO Ltd., Series 2018-3A, Class A1, 4.426% (3 Month LIBOR USD + 1.650%), 1/27/2031 (a)(b)	13,500,000	13,537,895
Peaks CLO Ltd., Series 2018-3A, Class B1, 5.156% (3 Month LIBOR USD + 2.380%), 1/27/2031 (a)(b)	9,750,000	9,749,171
Pepper Residential Securities Trust, Series 22A, Class A1U, 3.638% (1 Month LIBOR USD + 1.000%), 6/21/2060 (a)(b)	4,750,000	4,764,032
PFCA Home Equity Investment Trust, Series 2003-GP1, Class A, 3.846%, 10/25/2033 (a)(e)	6,879,701	6,910,102
PFCA Home Equity Investment Trust, Series 2003-IFC4, Class A, 3.790%, 10/22/2034 (a)(e)	7,649,736	7,649,499
Pretium Mortgage Credit Partners I LLC, Series 2018-NPL4, Class A1, 4.826%, 9/25/2058 (a)(d)	3,423,611	3,426,719
Progress Residential Trust, Series 2018-SFR1, Class E, 4.380%, 3/19/2035 (a)	5,500,000	5,472,528
Progress Residential Trust, Series 2018-SFR1, Class F, 4.778%, 3/19/2035 (a)	3,205,000	3,181,498
PRPM LLC, Series 2018-3A, Class A1, 4.483%, 10/25/2023 (a)(e)	11,995,444	11,960,885
RAAC Series Trust, Series 2005-SP3, Class M1, 3.040% (1 Month LIBOR USD + 0.530%), 12/25/2035 (b)	1,239,895	1,243,886
RAMP Trust, Series 2006-RS2, Class A3A, 2.810% (1 Month LIBOR USD + 0.300%), 3/25/2036 (b)	1,628,447	1,586,288
RCO V Mortgage LLC, Series 2018-2, Class A1, 4.458%, 10/25/2023 (a)(d)	7,768,419	7,778,689
Residential Asset Mortgage Products, Inc. Trust, Series 2007-RS2, Class A2, 2.790% (1 Month LIBOR USD + 0.280%), 8/25/2035 (b)	2,992,353	2,896,813
RESIMAC Bastille Trust Series, Series 2018-1NCA, Class A1, 3.363% (1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	2,965,000	2,972,241
Skopos Auto Receivables Trust, Series 2018-1A, Class B, 3.930%, 5/16/2022 (a)	5,500,000	5,518,574
Skopos Auto Receivables Trust, Series 2015-2A, Class D, 4.000%, 12/16/2024 (a)	2,500,000	2,477,470
SolarCity LMC II LLC, Series 2014-1, Class A, 4.590%, 4/20/2044 (a)	1,690,359	1,680,296
Starwood Waypoint Homes Trust, Series 2017-1, Class E, 5.109% (1 Month LIBOR USD + 2.600%), 1/22/2035 (a)(b)	9,283,000	9,295,291
Stone Street Receivables Funding, LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (a)	1,039,088	974,074
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.010%, 10/15/2025	6,520,000	6,410,581
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 1.953%, 1/25/2037 (a)(e)(h)	36,903,777	3,316,727
Tesla Auto Lease Trust, Series 2018-B, Class B, 4.120%, 10/20/2021 (a)	2,250,000	2,268,313
Towd Point Mortgage Trust, Series 2017-4, Class A4, 2.810%, 6/25/2057 (a)(e)	11,729,047	11,300,479
Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057 (a)(e)	6,500,000	5,944,439
Trillium Credit Card Trust II, Series 2019-1A, Class A, 0.000%, 1/26/2024 (a)(e)(f)	7,000,000	7,000,000
United Auto Credit Securitization Trust, Series 2018-2, Class C, 3.780%, 5/10/2023 (a)	2,600,000	2,608,736
Veros Automobile Receivables Trust, Series 2018-1, Class A, 3.630%, 5/15/2023 (a)	4,631,286	4,649,483
Veros Automobile Receivables Trust, Series 2018-1, Class B, 4.050%, 2/15/2024 (a)	750,000	755,506
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (a)	3,100,000	3,116,953
VOLT LXV LLC, Series 2018-NPL1, Class A2, 5.000%, 4/27/2048 (a)(d)	8,750,000	8,737,610
VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048 (a)(d)	8,670,530	8,644,839
Westlake Automobile Receivables Trust, Series 2018-1A, Class F, 5.600%, 7/15/2024 (a)	3,000,000	3,010,719
WhiteHorse VIII Ltd., Series 2014-1A, Class CR, 4.491% (3 Month LIBOR USD + 1.950%), 5/1/2026 (a)(b)(i)	17,500,000	17,091,585
WhiteHorse X Ltd., Series 2015-10A, Class CR, 4.923% (3 Month LIBOR USD + 2.150%), 4/17/2027 (a)(b)	5,000,000	4,830,755

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – (continued)
WhiteHorse X Ltd., Series 2015-10A, Class DR, 5.773% (3 Month LIBOR USD + 3.000%), 4/17/2027 (a)(b)	$2,500,000	$2,404,605

TOTAL ASSET-BACKED SECURITIES – (Cost – $788,430,473)		770,117,536

Collateralized Debt Obligations – 0.27%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class A, 5.000%, 7/30/2026 (a)(j)	2,263,291	2,293,076
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (a)(j)	6,275,000	6,359,248
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (a)(g)(j)(k)	11,231,000	11,174,845

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost – $19,769,291)		19,827,169

Collateralized Loan Obligations – 9.01%
A Voce CLO Ltd., Series 2014-1A, Class A2R, 4.337% (3 Month LIBOR USD + 1.550%), 7/15/2026 (a)(b)	11,600,000	11,536,084
ACIS CLO Ltd., Series 2014-4A, Class B, 4.311% (3 Month LIBOR USD + 1.770%), 5/1/2026 (a)(b)	1,989,560	1,983,834
AIMCO CLO, Series 2014-AA, Class DR, 6.011% (3 Month LIBOR USD + 3.250%), 7/20/2026 (a)(b)(i)	9,440,000	9,426,775
Allegro CLO III Ltd., Series 2015-1X, Class B1R, 4.121% (3 Month LIBOR USD + 1.350%), 7/25/2027 (b)(l)	4,500,000	4,440,245
ALM XII Ltd., Series 2015-12A, Class A2B2, 4.129% (3 Month LIBOR USD + 1.350%), 4/16/2027 (a)(b)	3,500,000	3,459,536
ALM XII Ltd., Series 2015-12A, Class A2A2, 4.129% (3 Month LIBOR USD + 1.350%), 4/16/2027 (a)(b)	6,000,000	5,928,336
Anchorage Capital CLO Ltd., Series 2018-1RA, Class A1, 3.787% (3 Month LIBOR USD + 0.990%), 4/13/2031 (a)(b)	17,500,000	17,216,552
Apidos CLO XVI, Series 2013-16A, Class BR, 4.711% (3 Month LIBOR USD + 1.950%), 1/19/2025 (a)(b)	4,500,000	4,506,363
Apidos CLO XVI, Series 2014-16A, Class D, 7.261% (3 Month LIBOR USD + 4.500%), 1/21/2025 (a)(b)	6,250,000	6,046,837
Ares XLVII CLO Ltd., Series 2018-47A, Class A1, 3.707% (3 Month LIBOR USD + 0.920%), 4/15/2030 (a)(b)	7,000,000	6,893,334
Ares XXXIII CLO Ltd., Series 2015-1A, Class D, 8.981% (3 Month LIBOR USD + 6.230%), 12/5/2025 (a)(b)	2,600,000	2,600,200
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 10.030% (3 Month LIBOR USD + 7.250%), 7/18/2028 (a)(b)	7,000,000	7,006,335
Ares XXXVII CLO Ltd., Series 2015-4A, Class SUB, 0.000%, 10/15/2030 (a)(e)(g)	3,000,000	2,130,000
Arrowpoint CLO Ltd., Series 2015-4A, Class E, 9.680% (3 Month LIBOR USD + 6.900%), 4/18/2027 (a)(b)	5,000,000	5,003,060
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class BR, 3.940% (3 Month LIBOR USD + 1.300%), 11/17/2027 (a)(b)	13,500,000	13,255,623
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, 3.865% (3 Month LIBOR USD + 1.100%), 7/26/2031 (a)(b)	7,500,000	7,426,845
Babson CLO Ltd., Series 2015-IA, Class AR, 3.751% (3 Month LIBOR USD + 0.990%), 1/20/2031 (a)(b)	31,500,000	31,102,564
Ballyrock CLO Ltd., Series 2016-1A, Class E1, 10.037% (3 Month LIBOR USD + 7.250%), 10/16/2028 (a)(b)	3,125,000	3,127,666

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (e)(g)	$1,500,000	$1,468,410
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class DR, 10.011% (3 Month LIBOR USD + 7.250%), 1/20/2029 (a)(b)(g)	6,000,000	5,984,766
BlueMountain CLO Ltd., Series 2015-1A, Class C, 6.547% (3 Month LIBOR USD + 3.750%), 4/13/2027 (a)(b)	1,250,000	1,251,146
BlueMountain CLO Ltd., Series 2016-1A, Class BR, 4.111% (3 Month LIBOR USD + 1.350%), 4/20/2027 (a)(b)	4,500,000	4,423,482
BlueMountain CLO Ltd., Series 2016-2A, Class D, 9.645% (3 Month LIBOR USD + 7.000%), 8/20/2028 (a)(b)	1,500,000	1,487,188
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class ER, 8.030% (3 Month LIBOR USD + 5.250%), 1/18/2029 (a)(b)(g)	8,437,500	7,971,657
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class BR, 4.661% (3 Month LIBOR USD + 1.900%), 1/22/2029 (a)(b)	1,500,000	1,499,974
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 9.761% (3 Month LIBOR USD + 7.000%), 10/20/2029 (a)(b)	500,000	502,601
Cent CLO Ltd., Series 2013-19, Class C, 6.052% (3 Month LIBOR USD + 3.300%), 10/29/2025 (a)(b)	4,248,000	4,246,263
Cerberus Loan Funding XXII LP, Series 2018-1A, Class C, 5.137% (3 Month LIBOR USD + 2.350%), 4/15/2030 (a)(b)	2,500,000	2,358,292
CIFC Funding Ltd., Series 2012-2RA, Class A2, 4.011% (3 Month LIBOR USD + 1.250%), 1/20/2028 (a)(b)	5,000,000	4,895,595
CIFC Funding Ltd., Series 2015-3A, Class AR, 3.631% (3 Month LIBOR USD + 0.870%), 4/19/2029 (a)(b)	35,000,000	34,583,080
Crown Point CLO Ltd., Series 2018-6A, Class B, 4.605% (3 Month LIBOR USD + 1.800%), 10/20/2028 (a)(b)	4,500,000	4,489,110
Cutwater Ltd., Series 2014-2A, Class CR, 6.537% (3 Month LIBOR USD + 3.750%), 1/15/2027 (a)(b)	2,000,000	1,992,110
Denali Capital Clo XII Ltd., Series 2016-12R, Class A1R, 3.837% (3 Month LIBOR USD + 1.050%), 4/15/2031 (a)(b)	14,000,000	13,824,762
Dryden 38 Senior Loan Fund, Series 2015-38X, Class SUB, 0.000%, 7/15/2030 (e)(g)(l)	3,000,000	2,070,000
Dryden CLO Ltd., Series 2018-57A, Class A, 3.624% (3 Month LIBOR USD + 1.010%), 5/15/2031 (a)(b)	7,262,500	7,174,377
Dryden XXV Senior Loan Fund, Series 2012-25A, Class BRR, 4.137% (3 Month LIBOR USD + 1.350%), 10/15/2027 (a)(b)	7,730,000	7,627,415
Eaton Vance CLO Ltd., Series 2013-1A, Class DR, 10.387% (3 Month LIBOR USD + 7.600%), 1/15/2028 (a)(b)	4,400,000	4,400,084
Elevation CLO Ltd., Series 2016-5A, Class X, 3.571% (3 Month LIBOR USD + 0.800%), 10/15/2031 (a)(b)	1,145,833	1,145,833
Figueroa CLO Ltd., Series 2014-CR, Class 1A, 4.887%, 1/15/2027 (a)(e)	6,300,000	6,229,125
Flagship CLO VIII Ltd., Series 2014-8A, Class BRR, 4.179% (3 Month LIBOR USD + 1.400%), 1/16/2026 (a)(b)	13,500,000	13,288,293
Flagship CLO VIII Ltd., Series 2014-8A, Class DR, 5.829% (3 Month LIBOR USD + 3.050%), 1/16/2026 (a)(b)	5,000,000	4,891,075
Flatiron CLO Ltd., Series 2013-1A, Class A1R, 3.933% (3 Month LIBOR USD + 1.160%), 1/20/2026 (a)(b)	4,629,645	4,637,214
Flatiron CLO Ltd., Series 2018-1A, Class A, 3.723% (3 Month LIBOR USD + 0.950%), 4/17/2031 (a)(b)	12,750,000	12,559,643

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7A, Class B, 5.738% (3 Month LIBOR USD + 2.950%), 12/15/2028 (a)(b)	$3,000,000	$3,000,000
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7A, Class D, 8.418% (3 Month LIBOR USD + 5.630%), 12/15/2028 (a)(b)	4,000,000	4,000,000
Gallatin CLO IX Ltd., Series 2018-1A, Class E, 8.231% (3 Month LIBOR USD + 5.470%), 1/21/2028 (a)(b)	1,000,000	961,899
Gallatin CLO VIII Ltd., Series 2017-1A, Class E, 8.187% (3 Month LIBOR USD + 5.400%), 7/15/2027 (a)(b)	5,000,000	4,791,365
Garrison Funding Ltd., Series 2016-1A, Class B, 5.831% (3 Month LIBOR USD + 3.070%), 10/20/2028 (a)(b)	2,000,000	1,999,948
Garrison Funding Ltd., Series 2016-1A, Class D, 9.411% (3 Month LIBOR USD + 6.650%), 10/20/2028 (a)(b)	4,000,000	3,990,028
Halcyon Loan Advisors Funding Ltd., Series 2018-1A, Class A2, 4.269% (3 Month LIBOR USD + 1.800%), 7/21/2031 (a)(b)	5,000,000	4,936,270
Highbridge Loan Management Ltd., Series 2015-7A, Class BR, 3.796% (3 Month LIBOR USD + 1.180%), 3/15/2027 (a)(b)	2,480,000	2,421,172
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 4.143% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(b)	5,460,925	5,406,316
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 6.823% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(b)	3,400,000	3,349,000
Hull Street CLO Ltd., Series 2014-CR, Class 1A, 5.480%, 10/18/2026 (a)(e)	6,300,000	6,265,350
Jackson Mill CLO Ltd., Series 2015-1A, Class DR, 5.587% (3 Month LIBOR USD + 2.800%), 4/15/2027 (a)(b)	4,500,000	4,413,902
JFIN MM CLO Ltd., Series 2014-1A, Class A, 4.361% (3 Month LIBOR USD + 1.600%), 4/20/2025 (a)(b)	1,077,402	1,077,386
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class B, 4.073% (3 Month LIBOR USD + 1.300%), 1/17/2028 (a)(b)	4,141,000	4,048,316
KCAP F3C Senior Funding LLC, Series 2017-1A, Class B, 5.292% (3 Month LIBOR USD + 2.500%), 12/20/2029 (a)(b)	19,900,000	19,881,991
KVK CLO Ltd., Series 2013-1A, Class BR, 4.247% (3 Month LIBOR USD + 1.450%), 1/14/2028 (a)(b)	4,535,000	4,453,270
LCM XVIII LP, Series 18A, Class A1R, 3.781% (3 Month LIBOR USD + 1.020%), 7/21/2031 (a)(b)	8,704,000	8,605,575
LCM XXI LP, Series 21A, Class ER, 8.511% (3 Month LIBOR USD + 5.750%), 4/20/2028 (a)(b)	538,000	520,838
Madison Park Funding XII Ltd., Series 2014-12A, Class E, 6.845%, 7/20/2026 (a)(e)	940,000	939,530
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, 8.205% (3 Month LIBOR USD + 5.440%), 1/27/2026 (a)(b)	2,500,000	2,477,698
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, 8.261% (3 Month LIBOR USD + 5.500%), 4/20/2026 (a)(b)	1,500,000	1,480,055
Magnetite XVI Ltd., Series 2015-16A, Class BR, 3.980% (3 Month LIBOR USD + 1.200%), 1/18/2028 (a)(b)	1,237,000	1,212,716
Man GLG US CLO Ltd., Series 2018-2A, Class CR, 0.000%, 10/16/2028 (a)(e)	5,500,000	5,335,000
Man GLG US CLO Ltd., Series 2018-2A, Class DR, 8.887% (3 Month LIBOR USD + 6.100%), 10/16/2028 (a)(b)	3,000,000	2,799,054
Marathon CLO V Ltd., Series 2013-5A, Class A2R, 4.096% (3 Month LIBOR USD + 1.450%), 11/21/2027 (a)(b)	9,000,000	8,900,631
Marathon CLO VII Ltd., Series 2014-7A, Class C, 6.565% (3 Month LIBOR USD + 3.800%), 10/28/2025 (a)(b)	3,000,000	3,005,820

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
MidOcean Credit CLO VI, Series 2016-6A, Class E, 10.101% (3 Month LIBOR USD + 7.340%), 1/22/2029 (a)(b)	$5,000,000	$5,022,040
MMCF CLO LLC, Series 2017-1A, Class D, 9.167% (3 Month LIBOR USD + 6.380%), 1/15/2028 (a)(b)(g)	3,000,000	2,932,698
Monroe Capital BSL CLO Ltd., Series 2015-1A, Class CR, 5.127% (3 Month LIBOR USD + 2.450%), 5/22/2027 (a)(b)	18,900,000	18,665,886
Neuberger Berman CLO XIX Ltd., Series 2015-19A, Class DR2, 8.337% (3 Month LIBOR USD + 5.550%), 7/15/2027 (a)(b)	4,000,000	3,861,208
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class CR, 5.511% (3 Month LIBOR USD + 2.750%), 1/20/2027 (a)(b)	3,000,000	2,974,047
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class DR, 6.661% (3 Month LIBOR USD + 3.900%), 1/20/2027 (a)(b)	3,000,000	2,988,690
Oaktree CLO Ltd., Series 2014-2A, Class D, 0.000%, 10/20/2026 (a)(e)	4,000,000	3,968,000
Oaktree CLO Ltd., Series 2014-2A, Class C, 6.361% (3 Month LIBOR USD + 3.600%), 10/20/2026 (a)(b)(i)	12,500,000	12,475,175
OCP CLO Ltd., Series 2015-8A, Class D, 0.000%, 4/17/2027 (a)(e)	884,000	870,740
OCP CLO Ltd., Series 2015-8A, Class A2AR, 4.223% (3 Month LIBOR USD + 1.450%), 4/17/2027 (a)(b)	9,000,000	8,917,389
OCP CLO Ltd., Series 2015-8A, Class CR, 5.573% (3 Month LIBOR USD + 2.800%), 4/17/2027 (a)(b)	2,000,000	1,969,000
Octagon Investment Partners Ltd., Series 2015-1A, Class BR, 3.987% (3 Month LIBOR USD + 1.200%), 7/15/2027 (a)(b)	1,085,000	1,054,057
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 6.264% (3 Month LIBOR USD + 3.650%), 11/14/2026 (a)(b)	2,250,000	2,250,000
OZLM XI Ltd., Series 2015-11A, Class DR, 9.751% (3 Month LIBOR USD + 7.000%), 10/30/2030 (a)(b)	2,650,000	2,665,142
OZLM XVIII Ltd., Series 2018-18A, Class A, 3.807% (3 Month LIBOR USD + 1.020%), 4/15/2031 (a)(b)	5,000,000	4,902,865
Peaks CLO Ltd., Series 2017-2A, Class B, 5.961% (3 Month LIBOR USD + 3.200%), 7/20/2029 (a)(b)	2,100,000	2,105,720
Peaks CLO Ltd., Series 2017-2A, Class D, 8.511% (3 Month LIBOR USD + 5.750%), 7/20/2029 (a)(b)	4,950,000	4,982,462
Recette CLO Ltd., Series 2015-1A, Class BR, 4.061% (3 Month LIBOR USD + 1.300%), 10/20/2027 (a)(b)	2,250,000	2,205,878
Regatta X Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (a)(e)(g)	2,500,000	2,150,000
Regatta X Funding Ltd., Series 2017-3A, Class A, 3.893% (3 Month LIBOR USD + 1.120%), 1/17/2031 (a)(b)	5,000,000	4,956,690
Regatta XI Funding Ltd., Series 2018-1A, Class A, 3.843% (3 Month LIBOR USD + 1.070%), 7/17/2031 (a)(b)	14,500,000	14,330,930
SCOF-2 Ltd., Series 2015-2A, Class CR, 5.047% (3 Month LIBOR USD + 2.260%), 7/15/2028 (a)(b)	4,400,000	4,369,886
SCOF-2 Ltd., Series 2015-2A, Class ER, 8.497% (3 Month LIBOR USD + 5.710%), 7/15/2028 (a)(b)	3,500,000	3,346,389
Seneca Park CLO Ltd., Series 2014-1A, Class D, 6.273% (3 Month LIBOR USD + 3.500%), 7/17/2026 (a)(b)	3,000,000	3,011,214
Symphony CLO XII Ltd., Series 2013-12A, Class CR, 4.887% (3 Month LIBOR USD + 2.100%), 10/15/2025 (a)(b)	2,500,000	2,472,367
Symphony CLO XII Ltd., Series 2013-12A, Class DR, 6.037% (3 Month LIBOR USD + 3.250%), 10/15/2025 (a)(b)	8,830,000	8,836,781

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Symphony CLO XII Ltd., Series 2013-12A, Class E, 7.687% (3 Month LIBOR USD + 4.900%), 10/15/2025 (a)(b)	$2,000,000	$1,941,794
Symphony CLO XIV Ltd., Series 2014-14A, Class B1R, 4.647% (3 Month LIBOR USD + 1.850%), 7/14/2026 (a)(b)	23,000,000	22,999,448
TCI-Flatiron CLO Ltd., Series 2016-1A, Class D, 7.123% (3 Month LIBOR USD + 4.350%), 7/17/2028 (a)(b)	2,500,000	2,504,088
TCP Waterman CLO Ltd., Series 2016-1A, Class A2, 5.788% (3 Month LIBOR USD + 3.000%), 12/15/2028 (a)(b)	2,000,000	2,000,988
TCP Waterman CLO Ltd., Series 2016-1A, Class B, 6.238% (3 Month LIBOR USD + 3.450%), 12/15/2028 (a)(b)	3,000,000	3,000,642
THL Credit Wind River CLO Ltd., Series 2012-1A, Class ER, 10.167% (3 Month LIBOR USD + 7.380%), 1/15/2026 (a)(b)	9,500,000	9,506,802
THL Credit Wind River CLO Ltd., Series 2012-2A, Class INC, 0.000%, 1/20/2026 (a)(e)(g)	5,000,000	2,500,000
Tralee CLO V Ltd., Series 2018-5A, Class C, 4.959%, 10/20/2028 (a)(e)	6,300,000	6,166,125
Trinitas CLO I Ltd., Series 2014-1A, Class CR, 5.287% (3 Month LIBOR USD + 2.500%), 4/15/2026 (a)(b)	4,250,000	4,221,971
Trinitas CLO V Ltd., Series 2016-5A, Class E, 10.171% (3 Month LIBOR USD + 7.400%), 10/25/2028 (a)(b)	5,000,000	5,009,515
Venture CLO Ltd., Series 2015-25A, Class E, 9.961% (3 Month LIBOR USD + 7.200%), 4/20/2029 (a)(b)	4,500,000	4,504,397
Venture XII CLO Ltd., Series 2012-12A, Class BRR, 3.907% (3 Month LIBOR USD + 1.200%), 3/2/2026 (a)(b)	9,000,000	8,809,839
Vibrant CLO IV Ltd., Series 2016-4A, Class E, 9.511% (3 Month LIBOR USD + 6.750%), 7/20/2028 (a)(b)	1,750,000	1,745,615
Voya CLO Ltd., Series 2016-2A, Class D, 9.711% (3 Month LIBOR USD + 6.950%), 7/19/2028 (a)(b)	3,600,000	3,618,389
Voya CLO Ltd., Series 2012-4A, Class DR, 10.437% (3 Month LIBOR USD + 7.650%), 10/15/2028 (a)(b)(g)	4,000,000	4,018,820
Voya CLO Ltd., Series 2014-2A, Class ER, 10.473% (3 Month LIBOR USD + 7.700%), 4/17/2030 (a)(b)	2,000,000	1,842,130
Voya CLO Ltd., Series 2013-1A, Class A1AR, 3.997% (3 Month LIBOR USD + 1.210%), 10/15/2030 (a)(b)	3,500,000	3,493,448
Voya CLO Ltd., Series 2016-1A, Class A1R, 3.831% (3 Month LIBOR USD + 1.070%), 1/20/2031 (a)(b)	6,000,000	5,956,512
Voya CLO Ltd., Series 2013-2A, Class A1R, 3.741% (3 Month LIBOR USD + 0.970%), 4/25/2031 (a)(b)	6,437,500	6,352,969
Voya Ltd., Series 2012-4X, Class DR, 10.437% (3 Month LIBOR USD + 7.650%), 10/15/2028 (b)(g)(l)	3,650,000	3,667,173
Woodmont Trust, Series 2017-1A, Class D, 7.830% (3 Month LIBOR USD + 5.050%), 4/18/2029 (a)(b)	3,000,000	2,985,882
York CLO Ltd., Series 2015-1A, Class F, 10.011% (3 Month LIBOR USD + 7.250%), 1/22/2031 (a)(b)(g)	2,405,000	2,140,450
Z Capital Credit Partners CLO Ltd., Series 2015-1A, Class CR, 4.629% (3 Month LIBOR USD + 1.850%), 7/16/2027 (a)(b)	8,300,000	7,862,283

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $657,179,174)		653,499,348

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – 67.14%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 4.457%, 7/25/2035 (e)	$714,518	$691,199
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, 2.740% (1 Month LIBOR USD + 0.230%), 9/25/2035 (b)	126,462	126,295
Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 3.030% (1 Month LIBOR USD + 0.520%), 1/25/2036 (b)	3,882,051	3,728,924
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A12, 3.950%, 1/25/2036 (e)	2,992	39
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 4.123%, 2/25/2036 (e)	9,308,121	8,719,122
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 4.162%, 3/25/2036 (e)	2,405,561	2,189,820
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 4.596%, 3/25/2036 (e)	413,874	342,057
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2, 2.630% (1 Month LIBOR USD + 0.120%), 8/25/2036 (b)	17,283,827	10,605,823
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 2.690% (1 Month LIBOR USD + 0.180%), 8/25/2036 (b)	539,624	361,197
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1, 2.660% (1 Month LIBOR USD + 0.150%), 3/25/2037 (b)	1,294,452	1,279,107
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A22, 2.740% (1 Month LIBOR USD + 0.230%), 3/25/2037 (b)	5,474,840	3,626,255
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 4.518%, 3/25/2037 (e)	884,596	854,436
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.341%, 6/25/2037 (e)	4,037,909	3,573,719
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 4.341%, 6/25/2037 (e)	3,773,404	3,584,273
Alternative Loan Trust, Series 2007-20, Class A1, 3.010% (1 Month LIBOR USD + 0.500%), 8/25/2047 (b)	5,072,848	3,356,957
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.250%, 6/25/2037 (d)	662,544	561,273
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 1.329%, 5/25/2046 (e)(h)	44,943,556	3,712,023
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1, 2.700% (1 Month LIBOR USD + 0.190%), 5/25/2046 (b)	19,990,239	18,047,488
American Home Mortgage Assets Trust, Series 2006-1, Class 1A1, 2.720% (1 Month LIBOR USD + 0.210%), 5/25/2046 (b)	17,912,781	16,409,397
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 3.212% (12 Month US Treasury Average + 0.960%), 9/25/2046 (b)	1,913,318	1,771,538
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12, 2.720% (1 Month LIBOR USD + 0.210%), 10/25/2046 (b)	19,280,321	13,863,958
American Home Mortgage Assets Trust, Series 2006-3, Class 1A1, 3.222% (12 Month US Treasury Average + 0.970%), 10/25/2046 (b)	2,093,784	1,985,990
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.182%, 12/25/2046 (e)(h)	119,000,219	8,029,064
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 2.952% (12 Month US Treasury Average + 0.700%), 2/25/2047 (b)(i)	64,849,505	40,326,859
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 1.704%, 6/25/2047 (e)(h)	69,776,797	6,948,234
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4A, 5.383%, 9/25/2035 (d)	2,610,183	2,197,628
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1, 4.623% (6 Month LIBOR USD + 1.750%), 12/25/2036 (b)	7,776,032	7,022,613
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (d)	6,455,529	3,000,730
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 3.110% (1 Month LIBOR USD + 0.600%), 9/25/2045 (b)	11,699,563	11,184,162
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 5.646% (1 Month LIBOR USD + 3.140%), 9/25/2045 (b)	814,767	695,611
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 3.090% (1 Month LIBOR USD + 0.580%), 11/25/2045 (b)	9,920,165	9,460,166

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
American Home Mortgage Investment Trust, Series 2006-2, Class 1A2, 2.830% (1 Month LIBOR USD + 0.320%), 6/25/2046 (b)	$11,910,393	$5,338,119
American Home Mortgage Investment Trust, Series 2006-3, Class 11A1, 2.870% (1 Month LIBOR USD + 0.360%), 12/25/2046 (b)	20,570,460	19,448,362
American Home Mortgage Investment Trust, Series 2006-3, Class 12A1, 2.890% (1 Month LIBOR USD + 0.380%), 12/25/2046 (b)	10,217,702	9,704,283
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 2.740% (1 Month LIBOR USD + 0.230%), 3/25/2047 (b)	7,710,277	4,989,605
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A, 2.670% (1 Month LIBOR USD + 0.160%), 5/25/2047 (b)	29,831,316	25,454,316
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 2.700% (1 Month LIBOR USD + 0.190%), 5/25/2047 (b)	39,436,726	30,121,890
Ashford Hospitality Trust, Series 2018-KEYS, Class F, 8.509% (1 Month LIBOR USD + 6.000%), 6/15/2035 (a)(b)	8,000,000	7,954,624
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E, 5.909% (1 Month LIBOR USD + 3.400%), 6/15/2035 (a)(b)	2,625,000	2,616,760
Bank of America Alternative Loan Trust, Series 2005-4, Class CB5, 5.500%, 5/25/2035	3,223,944	3,231,539
Bank of America Alternative Loan Trust, Series 2005-7, Class 3CB1, 6.000%, 8/25/2035	3,360,230	3,135,094
Bank of America Alternative Loan Trust, Series 2005-8, Class 1CB3, 2.760% (1 Month LIBOR USD + 0.250%), 9/25/2035 (b)	6,333,473	5,807,516
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%, 11/25/2035	846,434	841,351
Bank of America Alternative Loan Trust, Series 2005-12, Class 3CB1, 6.000%, 1/25/2036	7,187,816	6,981,497
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%, 10/25/2036 (e)	4,967,094	2,803,194
Bank of America Alternative Loan Trust, Series 2006-7, Class A6, 5.859%, 10/25/2036 (d)	5,445,761	3,117,638
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 5.998%, 10/25/2036 (d)	14,615,962	9,165,231
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO, 0.000%, 1/25/2037 (c)	297,345	191,962
Bank of America Alternative Loan Trust, Series 2007-1, Class 3A16, 3.110% (1 Month LIBOR USD + 0.600%), 4/25/2037 (b)	4,761,026	3,796,875
Bank of America Commercial Mortgage Trust, Series 2015-UBS7, Class D, 3.167%, 9/17/2048	2,500,000	2,108,890
Bank of America Funding Trust, Series 2009-R14, Class 2A, 10.245% (1 Month LIBOR USD + 15.013%), 7/26/2035 (a)(b)(m)	562,651	605,646
Bank of America Funding Trust, Series 2005-F, Class 4A1, 4.372%, 9/20/2035 (e)	5,138,631	4,737,797
Bank of America Funding Trust, Series 2005-H, Class 1A1, 4.624%, 11/20/2035 (e)	253,905	231,749
Bank of America Funding Trust, Series 2007-C, Class 4A2, 4.371%, 5/20/2036 (e)	2,007,859	1,971,778
Bank of America Funding Trust, Series 2006-H, Class 6A1, 2.696% (1 Month LIBOR USD + 0.190%), 10/20/2036 (b)	13,806,730	12,213,958
Bank of America Funding Trust, Series 2007-2, Class TA4, 2.910% (1 Month LIBOR USD + 0.400%), 3/25/2037 (b)	10,665,153	9,160,332
Bank of America Funding Trust, Series 2007-2, Class 1A16, 3.110% (1 Month LIBOR USD + 0.600%), 3/25/2037 (b)	5,124,130	4,049,959
Bank of America Funding Trust, Series 2014-R1, Class A2, 2.656% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(b)	8,536,563	7,240,123
Bank of America Funding Trust, Series 2006-H, Class 4A1, 4.445%, 9/20/2046 (e)	214,002	194,628
Bank of America Funding Trust, Series 2007-A, Class 2A5, 2.736% (1 Month LIBOR USD + 0.230%), 2/20/2047 (b)	2,783,041	2,659,343
Bank of America Funding Trust, Series 2007-B, Class A1, 2.716% (1 Month LIBOR USD + 0.210%), 4/20/2047 (b)	6,858,721	6,145,435
Bank of America Funding Trust, Series 2007-C, Class 7A1, 2.716% (1 Month LIBOR USD + 0.210%), 5/20/2047 (b)	923,184	842,972

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Bank of America Funding Trust, Series 2007-C, Class 7A4, 2.726% (1 Month LIBOR USD + 0.220%), 5/20/2047 (b)	$4,667,976	$4,247,550
Bank of America Funding Trust, Series 2007-D, Class 1A16, 2.716% (1 Month LIBOR USD + 0.210%), 6/20/2047 (b)	861,659	759,568
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	2,119,245	2,026,344
BBCMS Trust, Series 2014-BXO, Class E, 6.259% (1 Month LIBOR USD + 3.750%), 8/16/2027 (a)(b)	8,000,000	8,012,856
BCAP LLC, Series 2013-RR1, Class 6A2, 4.170%, 5/28/2036 (a)(e)	6,449,644	5,289,276
BCAP LLC Trust, Series 2013-RR7, Class 4A3, 4.607%, 12/27/2034 (a)(e)	9,013,000	8,902,681
BCAP LLC Trust, Series 2014-RR1, Class 1A2, 4.554%, 3/27/2035 (a)(e)	3,693,643	3,741,801
BCAP LLC Trust, Series 2010-RR6, Class 1410, 4.376%, 12/27/2035 (a)(e)	8,491,596	7,005,966
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 2.786% (1 Month LIBOR USD + 0.280%), 2/26/2036 (a)(b)	3,445,500	2,707,691
BCAP LLC Trust, Series 2015-RR2, Class 26A2, 4.760%, 3/28/2036 (a)(e)	6,729,753	6,809,359
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 4.194%, 5/28/2036 (a)(e)	3,186,801	2,752,147
BCAP LLC Trust, Series 2006-AA2, Class A1, 2.680% (1 Month LIBOR USD + 0.170%), 1/25/2037 (b)	14,947,355	14,102,859
BCAP LLC Trust, Series 2007-AA3, Class 1A1A, 2.720% (1 Month LIBOR USD + 0.210%), 4/25/2037 (b)	2,799,780	2,759,855
BCAP LLC Trust, Series 2007-AA3, Class 2A1A, 2.730% (1 Month LIBOR USD + 0.220%), 5/25/2047 (b)	15,819,181	14,699,041
BCAP LLC Trust, Series 2008-IND1, Class A1, 3.710% (1 Month LIBOR USD + 1.200%), 10/25/2047 (b)(i)	33,281,416	31,099,653
BDS, Series 2018-FL1, Class B, 3.759% (1 Month LIBOR USD + 1.250%), 1/15/2035 (a)(b)	3,350,049	3,315,386
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, 4.441%, 8/25/2035 (e)	5,807,753	5,295,405
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 4.183%, 2/25/2036 (e)	617,540	576,209
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 2A1, 4.033%, 7/25/2036 (e)	5,197,595	4,921,577
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 4.174%, 7/25/2036 (e)	1,215,893	1,171,918
Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 2.670% (1 Month LIBOR USD + 0.160%), 2/25/2034 (b)	1,418,257	1,356,001
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 3.863%, 6/25/2034 (e)	993,998	993,075
Bear Stearns ALT-A Trust, Series 2005-1, Class A1, 3.070% (1 Month LIBOR USD + 0.560%), 1/25/2035 (b)	206,269	206,217
Bear Stearns ALT-A Trust, Series 2005-5, Class 22A1, 4.174%, 7/25/2035 (e)	3,308,292	3,119,851
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 4.249%, 7/25/2035 (e)	1,828,530	1,843,232
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 4.310%, 9/25/2035 (e)(i)	25,945,911	22,241,172
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 4.427%, 9/25/2035 (e)	5,855,822	5,600,526
Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class A2, 2.910% (1 Month LIBOR USD + 0.400%), 11/25/2034 (b)	1,998,493	1,809,441
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 3.510% (1 Month LIBOR USD + 1.000%), 8/25/2035 (b)	2,565,734	2,201,156
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	2,740,684	1,997,073
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 2.720% (1 Month LIBOR USD + 0.210%), 7/25/2036 (b)	1,212,751	1,142,362
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1, 2.690% (1 Month LIBOR USD + 0.180%), 10/25/2036 (b)(i)	40,876,713	36,993,875
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1, 2.670% (1 Month LIBOR USD + 0.160%), 1/25/2037 (b)	8,791,607	8,412,372

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Bear Stearns Mortgage Funding Trust, Series 2007-AR5, Class 1X2, 0.500%, 6/25/2037 (h)	$8,762,614	$171,292
Bear Stearns Mortgage Funding Trust, Series 2006-AR2, Class 2A1, 2.740% (1 Month LIBOR USD + 0.230%), 9/25/2046 (b)	2,418,080	2,411,916
BENCHMARK Mortgage Trust, Series 2018-B1, Class XA, 0.527%, 1/18/2051 (e)(h)	37,648,503	1,409,522
BTH Mortgage-Backed Securities Trust, Series 2018-3, Class A, 4.847% (1 Month LIBOR USD + 2.500%), 7/6/2020 (b)	5,000,000	5,013,120
BTH Mortgage-Backed Securities Trust, Series 2018-17, Class A, 5.020% (1 Month LIBOR USD + 2.500%), 8/6/2020 (a)(b)	5,938,000	5,990,142
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 4.209% (1 Month LIBOR USD + 1.700%), 11/15/2035 (a)(b)	6,490,315	6,429,384
BX Commercial Mortgage Trust, Series 2018-IND, Class F, 4.309% (1 Month LIBOR USD + 1.800%), 11/15/2035 (a)(b)	2,745,903	2,720,124
BX Commercial Mortgage Trust, Series 2018-IND, Class G, 4.559% (1 Month LIBOR USD + 2.050%), 11/15/2035 (a)(b)	4,493,295	4,445,487
BX Trust, Series 2018-EXCL, Class C, 4.484% (1 Month LIBOR USD + 1.975%), 9/15/2037 (a)(b)	8,493,145	8,429,234
BXP Trust, Series 2017-CQHP, Class F, 6.509% (1 Month LIBOR USD + 4.000%), 11/15/2034 (a)(b)	4,500,000	4,526,797
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 5.050% (1 Month LIBOR USD + 2.550%), 12/15/2037 (a)(b)(f)	4,250,000	4,271,275
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class G, 5.750% (1 Month LIBOR USD + 3.250%), 12/15/2037 (a)(b)(f)	9,000,000	9,045,054
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037	1,744,439	1,502,046
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035	2,981,693	2,560,073
ChaseFlex Trust, Series 2007-1, Class 2A10, 3.010% (1 Month LIBOR USD + 0.500%), 2/25/2037 (b)	3,105,193	1,812,352
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037	2,155,056	1,823,007
ChaseFlex Trust, Series 2007-2, Class A1, 2.790% (1 Month LIBOR USD + 0.280%), 5/25/2037 (b)	3,363,014	3,237,426
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A2, 2.830% (1 Month LIBOR USD + 0.320%), 5/25/2035 (a)(b)	5,459,781	5,387,215
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1, 2.760% (1 Month LIBOR USD + 0.250%), 8/25/2035 (a)(b)	2,862,405	2,828,843
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 2.800% (1 Month LIBOR USD + 0.290%), 10/25/2035 (a)(b)	6,078,476	5,978,843
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 1/25/2036 (a)(b)	5,647,234	5,503,416
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 2.710% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(b)	6,026,394	5,918,528
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1, 2.710% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(b)	5,568,897	5,479,082
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-2A, Class A1, 2.690% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)(b)	4,319,817	4,177,423
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-BA, Class A1, 2.710% (1 Month LIBOR USD + 0.200%), 6/25/2036 (a)(b)	3,330,628	3,157,239
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 2.740% (1 Month LIBOR USD + 0.230%), 7/25/2036 (a)(b)	10,158,637	9,775,860
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.403%, 4/25/2037 (a)(e)(h)	41,708,324	694,360

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A1, 2.720% (1 Month LIBOR USD + 0.210%), 10/25/2046 (a)(b)	$1,864,108	$1,801,998
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A2, 2.790% (1 Month LIBOR USD + 0.280%), 10/25/2046 (a)(b)	12,226,296	12,065,593
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 12/25/2046 (a)(b)	6,804,245	6,496,863
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 2.640% (1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(b)	19,684,192	19,023,472
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(b)	10,821,911	9,028,633
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-3A, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 8/25/2047 (a)(b)	7,159,167	6,167,937
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1, 2.640% (1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(b)	1,946,682	1,701,936
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(b)	4,042,196	3,281,002
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 2.640% (1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(b)	11,785,782	10,757,401
Chimera Special Holdings 4.347%, 5/11/2019 (e)(g)	39,383,911	39,482,371
Citicorp. Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (c)	38,621	30,430
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 4.744%, 1/11/2036 (a)(e)	5,000,000	5,004,700
Citigroup Commercial Mortgage Trust, Series 2018TBR, Class F, 6.159% (1 Month LIBOR USD + 3.650%), 12/15/2036 (a)(b)	4,250,000	4,249,974
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D, 3.250%, 4/15/2050 (a)	5,000,000	4,012,725
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A2, 2.670% (1 Month LIBOR USD + 0.160%), 1/25/2037 (b)	8,303,286	7,403,202
Citigroup Mortgage Loan Trust, Series 2009-5, Class 10A1, 2.756% (1 Month LIBOR USD + 0.250%), 2/25/2037 (a)(b)	1,941,265	1,032,332
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 3.789%, 3/25/2037 (e)	5,378,801	4,809,487
Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059 (a)(d)	13,042,541	13,077,547
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1, 3.310% (1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(b)	4,549,341	4,244,085
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2, 4.365%, 8/25/2035 (e)	1,234,971	1,245,488
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 22A3, 6.000%, 10/25/2035	2,992,822	2,203,875
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 2A2A, 4.703%, 11/25/2035 (e)	3,632,470	3,185,647
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A1, 4.250%, 3/25/2036 (e)	731,450	693,887
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 2A1, 2.706% (1 Month LIBOR USD + 0.200%), 4/25/2038 (a)(b)	1,411,226	1,373,827
Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2, Class A1, 3.250%, 7/25/2067 (a)(e)	22,089,901	21,830,433
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5, 3.160% (1 Month LIBOR USD + 0.650%), 9/25/2036 (b)	3,024,559	2,486,163
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (c)	100,160	61,416
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 3.160% (1 Month LIBOR USD + 0.650%), 12/25/2036 (b)	8,393,669	6,523,753
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036 (e)	747,554	662,154
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A2, 3.060% (1 Month LIBOR USD + 0.550%), 1/25/2037 (b)	15,613,513	12,995,938
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A1, 3.110% (1 Month LIBOR USD + 0.600%), 2/25/2037 (b)	13,177,074	10,478,370

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A4, 6.000%, 2/25/2037	$1,850,838	$1,679,543
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (c)	175,406	100,982
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 3.110% (1 Month LIBOR USD + 0.600%), 3/25/2037 (b)	4,878,435	3,928,940
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%, 4/25/2037 (c)	258,920	156,904
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9, 3.110% (1 Month LIBOR USD + 0.600%), 4/25/2037 (b)	3,221,759	2,565,306
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 3.010% (1 Month LIBOR USD + 0.500%), 5/25/2037 (b)	8,652,622	6,788,934
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1, 3.110% (1 Month LIBOR USD + 0.600%), 6/25/2037 (b)	3,486,326	2,784,692
COLT Mortgage Loan Trust, Series 2017-1, Class A3, 3.074%, 5/27/2047 (a)(e)	973,896	974,728
COLT Mortgage Loan Trust, Series 2017-1, Class M1, 4.189%, 5/27/2047 (a)(e)	4,000,000	4,046,816
COLT Mortgage Loan Trust, Series 2017-2, Class A1A, 2.415%, 10/25/2047 (a)(e)	5,548,501	5,548,490
COLT Mortgage Loan Trust, Series 2017-2, Class B1, 4.563%, 10/25/2047 (a)(e)	2,991,914	3,029,400
COLT Mortgage Loan Trust, Series 2018-1, Class B1, 4.362%, 2/25/2048 (a)(e)	3,761,000	3,741,574
COLT Mortgage Loan Trust, Series 2018-2, Class A1, 3.470%, 7/27/2048 (a)	10,903,081	10,926,130
COLT Mortgage Loan Trust, Series 2018-2, Class M1, 4.189%, 7/27/2048 (a)	2,191,723	2,196,356
COLT Mortgage Loan Trust, Series 2019-1, Class A2, 0.000%, 3/25/2049 (a)	9,312,000	9,311,833
COLT Mortgage Loan Trust, Series 2019-1, Class A1, 3.705%, 3/25/2049 (a)	5,000,000	4,999,936
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.082%, 12/10/2049 (e)	13,398,067	7,498,885
Commercial Mortgage Trust, Series 2014-TWC, Class F, 6.764% (1 Month LIBOR USD + 4.250%), 2/13/2032 (a)(b)	5,000,000	5,012,500
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 3.259% (1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(b)	3,530,350	3,562,804
Commercial Mortgage Trust, Series 2013-CR12, Class D, 5.086%, 10/15/2046 (a)(e)	5,000,000	4,404,170
Commercial Mortgage Trust, Series 2015-DC1, Class D, 4.351%, 2/12/2048 (a)(e)	5,000,000	4,444,245
CountryWide Alternative Loan Trust, Series 2004-J10, Class 1A3, 4.250%, 10/25/2034	69,173	68,865
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2, 2.910% (1 Month LIBOR USD + 0.400%), 2/25/2035 (b)	1,346,085	1,217,520
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035	733,743	724,977
CountryWide Alternative Loan Trust, Series 2005-7CB, Class 2A2, 2.540% (1 Month LIBOR USD + 5.050%), 4/25/2035 (b)(g)(h)(m)	24,054,238	3,164,840
CountryWide Alternative Loan Trust, Series 2005-14, Class 2X, 0.656%, 5/25/2035 (e)(g)(h)	39,690,727	1,071,253
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 0.721%, 6/25/2035 (e)(g)(h)	32,552,036	1,615,753
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.333%, 7/20/2035 (e)(g)(h)	21,794,497	608,328
CountryWide Alternative Loan Trust, Series 2005-24, Class 4A1, 2.742% (1 Month LIBOR USD + 0.230%), 7/20/2035 (b)	8,070,441	7,775,095
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A, 3.562% (12 Month US Treasury Average + 1.310%), 7/20/2035 (b)	1,079,966	990,610
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7, 2.810% (1 Month LIBOR USD + 0.300%), 7/25/2035 (b)(i)	9,117,934	7,446,106
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 0.394%, 8/25/2035 (e)(g)(h)	41,102,263	1,476,804
CountryWide Alternative Loan Trust, Series 2005-27, Class 1X1, 1.254%, 8/25/2035 (e)(g)(h)	11,133,429	397,218
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 2.865%, 8/25/2035 (e)	1,436,746	1,248,581
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.955%, 8/25/2035 (e)	1,060,122	1,043,431
CountryWide Alternative Loan Trust, Series 2005-J12, Class 2A1, 3.050% (1 Month LIBOR USD + 0.540%), 8/25/2035 (b)	8,127,055	5,522,058
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	1,014,252	856,410

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 0.616%, 9/25/2035 (e)(g)(h)	$106,676,681	$3,513,930
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 0.660%, 9/25/2035 (e)(h)	6,137,336	366,620
CountryWide Alternative Loan Trust, Series 2005-41, Class 1A1, 2.840% (1 Month LIBOR USD + 0.330%), 9/25/2035 (b)	962,787	847,879
CountryWide Alternative Loan Trust, Series 2005-37T1, Class A5, 2.960% (1 Month LIBOR USD + 0.450%), 9/25/2035 (b)	9,453,089	7,121,607
CountryWide Alternative Loan Trust, Series 2005-42CB, Class A4, 3.190% (1 Month LIBOR USD + 0.680%), 10/25/2035 (b)	2,816,552	2,166,624
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 0.193%, 11/20/2035 (e)(h)	26,367,701	1,666,439
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 0.357%, 11/20/2035 (e)(h)	31,759,579	1,946,354
CountryWide Alternative Loan Trust, Series 2005-59, Class 2X, 0.731%, 11/20/2035 (e)(h)	156,899,328	7,895,959
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 1.019%, 11/20/2035 (e)(h)	42,235,408	3,369,541
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 0.984%, 11/25/2035 (e)(h)	42,746,492	2,634,253
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1, 2.800% (1 Month LIBOR USD + 0.290%), 11/25/2035 (b)	780,826	676,286
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 2.910% (1 Month LIBOR USD + 0.400%), 11/25/2035 (b)	5,533,570	3,766,436
CountryWide Alternative Loan Trust, Series 2005-63, Class 3A1, 4.121%, 11/25/2035 (e)	3,938,183	3,699,439
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1, 3.030% (1 Month LIBOR USD + 0.520%), 12/25/2035 (b)	2,741,105	2,621,615
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	2,997,663	2,653,546
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035	7,377,027	6,860,834
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	2,483,188	2,353,488
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 1.315%, 5/25/2036 (e)(h)	34,467,998	2,219,980
CountryWide Alternative Loan Trust, Series 2006-24CB, Class A5, 3.110% (1 Month LIBOR USD + 0.600%), 8/25/2036 (b)	6,144,813	4,024,914
CountryWide Alternative Loan Trust, Series 2006-19CB, Class A9, 3.210% (1 Month LIBOR USD + 0.700%), 8/25/2036 (b)	3,378,147	2,505,862
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15, 6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (b)	925,705	732,262
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13, 2.810% (1 Month LIBOR USD + 0.300%), 10/25/2036 (b)	2,811,376	1,900,667
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	1,039,759	923,613
CountryWide Alternative Loan Trust, Series 2006-40T1, Class 1A5, 6.000%, 1/25/2037	985,734	871,147
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	2,113,609	1,480,706
CountryWide Alternative Loan Trust, Series 2007-AL1, Class XP, 0.830%, 6/25/2037 (e)(h)	30,331,232	2,042,899
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 0.469%, 3/20/2046 (e)(h)	21,182,883	913,533
CountryWide Alternative Loan Trust, Series 2006-OA2, Class X1P, 0.996%, 5/20/2046 (e)(h)	55,434,226	2,506,181
CountryWide Alternative Loan Trust, Series 2006-OA7, Class 1X, 0.736%, 6/25/2046 (e)(h)	31,279,440	540,728
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 0.605%, 8/25/2046 (e)(h)	49,635,185	2,579,243
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 0.790%, 8/25/2046 (e)(h)	27,527,697	1,135,050
CountryWide Alternative Loan Trust, Series 2006-OA11, Class A1B, 2.700% (1 Month LIBOR USD + 0.190%), 9/25/2046 (b)	1,622,954	1,474,830
CountryWide Alternative Loan Trust, Series 2006-OA17, Class 2A1, 2.579% (11th District Cost of Funds Index + 1.500%), 12/20/2046 (b)	3,365,792	2,721,997
CountryWide Alternative Loan Trust, Series 2007-OA7, Class A1A, 2.690% (1 Month LIBOR USD + 0.180%), 5/25/2047 (b)	852,246	809,921
CountryWide Alternative Loan Trust, Series 2007-13, Class A1, 6.000%, 6/25/2047	4,220,933	3,668,443
CountryWide Alternative Loan Trust, Series 2007-OA10, Class X, 2.000%, 9/25/2047 (e)(h)	4,197,434	337,805

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 0.438%, 12/20/2035 (a)(e)(h)	$108,801,098	$4,737,853
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 0.556%, 12/20/2035 (a)(e)(h)	25,617,230	1,270,794
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 2A, 3.621%, 6/20/2034 (e)	787,839	772,665
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 0.479%, 2/25/2035 (e)(g)(h)	25,341,195	639,992
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2X, 0.544%, 2/25/2035 (e)(g)(h)	42,663,317	918,669
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3, 3.250% (1 Month LIBOR USD + 0.740%), 2/25/2035 (b)	2,662,581	2,496,342
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 0.738%, 3/25/2035 (e)(g)(h)	17,916,078	607,265
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.856%, 3/25/2035 (e)(g)(h)	1,761,655	64,619
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 1.061%, 3/25/2035 (e)(g)(h)	7,800,871	394,880
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2, 2.981%, 3/25/2035 (e)	6,485,328	5,798,564
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 3.150% (1 Month LIBOR USD + 0.640%), 3/25/2035 (b)	1,410,015	1,303,700
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X, 0.732%, 4/25/2035 (e)(h)	15,743,421	345,222
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1X, 0.743%, 5/25/2035 (e)(g)(h)	65,105,044	2,316,307
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1, 6.000%, 5/25/2036	3,155,122	2,978,949
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.194%, 7/25/2036 (e)(g)(h)	48,801,363	375,429
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 2A1, 3.517%, 3/25/2037 (e)	1,686,525	1,583,208
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	1,833,073	1,456,369
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3, 5.750%, 6/25/2037	1,273,611	1,119,199
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1, 3.160% (1 Month LIBOR USD + 0.650%), 7/25/2037 (b)	6,827,841	3,645,965
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR8, Class 8M1, 3.660% (1 Month LIBOR USD + 1.150%), 9/25/2034 (b)	782,673	773,151
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A2, 2.860% (1 Month LIBOR USD + 0.350%), 10/25/2035 (b)	1,604,405	1,388,935
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035	3,831,345	3,391,782
Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 6A8, 5.750%, 3/25/2036	2,028,722	1,864,114
Credit Suisse Mortgage Trust, Series 2017-HD, Class E, 6.159% (1 Month LIBOR USD + 3.650%), 2/18/2031 (a)(b)	8,000,000	8,015,424
Credit Suisse Mortgage Trust, Series 2015-6R, Class 1A2, 4.096%, 7/27/2035 (a)(e)	6,832,883	5,711,463
Credit Suisse Mortgage Trust, Series 2010-20R, Class 5A4, 3.500%, 9/27/2035 (a)(e)	9,254,289	9,335,791

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 2.956% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(b)	$5,333,888	$5,160,409
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class C, 4.362%, 12/17/2049 (e)	5,000,000	4,874,195
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class C, 4.894%, 11/17/2051 (e)	9,000,000	8,924,796
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class AS, 3.849%, 6/15/2057 (e)	4,500,000	4,629,096
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A3, 6.000%, 5/25/2036	1,673,933	1,463,836
CSMC Mortgage-Backed Trust, Series 2006-9, Class 2A1, 5.500%, 11/25/2036	842,066	806,040
CSMC Trust, Series 2018-RPL7, Class A1, 4.000%, 8/26/2058 (a)	43,078,289	43,192,231
CSMCM Trust, Series 2018-RPL1, 3.247%, 7/25/2057 (a)(e)(g)	19,099,383	16,438,190
CSWF Trust, Series 2018-TOP, Class E, 4.759% (1 Month LIBOR USD + 2.250%), 8/15/2035 (a)(b)	6,000,000	5,984,928
CSWF Trust, Series 2018-TOP, Class G, 5.759% (1 Month LIBOR USD + 3.250%), 8/15/2035 (a)(b)	7,000,000	6,971,909
DBGS Mortgage Trust, Series 2018-BIOD, Class F, 4.509% (1 Month LIBOR USD + 2.000%), 5/15/2035 (a)(b)	4,176,625	4,057,888
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3, 3.485%, 12/26/2046 (a)(e)	497,804	495,160
Deephaven Residential Mortgage Trust, Series 2017-1A, Class M1, 4.498%, 12/26/2046 (a)(e)	3,250,000	3,248,840
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A3, 2.708%, 6/25/2047 (a)(e)	1,780,920	1,779,711
Deephaven Residential Mortgage Trust, Series 2017-2A, Class M1, 3.897%, 6/25/2047 (a)(e)	2,633,086	2,652,605
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%, 6/25/2047 (a)(e)	6,050,570	6,063,016
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/2047 (a)(e)	3,237,464	3,238,241
Deephaven Residential Mortgage Trust, Series 2017-3A, Class M1, 3.511%, 10/25/2047 (a)(e)	3,830,165	3,856,976
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1, 4.814%, 10/25/2047 (a)(e)	1,729,894	1,745,368
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A2, 3.027%, 12/25/2057 (a)(e)	1,025,165	1,035,961
Deephaven Residential Mortgage Trust, Series 2018-1A, Class B1, 4.340%, 12/25/2057 (a)(e)	5,400,000	5,322,283
Deephaven Residential Mortgage Trust, Series 2018-2A, Class M1, 4.375%, 4/25/2058 (a)	2,628,524	2,632,138
Deephaven Residential Mortgage Trust, Series 2018-2A, Class B1, 4.776%, 4/25/2058 (a)	3,178,762	3,183,244
Deephaven Residential Mortgage Trust, Series 2018-4A, Class A1, 4.080%, 10/25/2058 (a)	8,748,251	8,837,667
Deephaven Residential Mortgage Trust, Series 2018-4A, Class B2, 6.125%, 10/25/2058 (a)	6,710,000	6,675,665
Deustche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	443,270	365,087
Deutchse Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A4, 2.645% (1 Month LIBOR USD + 0.135%), 3/25/2037 (b)	1,532,338	1,457,679
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3, Class 2A1, 5.575%, 6/25/2020 (e)	44,923	45,706
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 1A5, 3.010% (1 Month LIBOR USD + 0.500%), 4/25/2035 (b)	673,190	640,338
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 2.820% (1 Month LIBOR USD + 0.310%), 8/25/2035 (b)	4,120,315	3,646,610
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035	2,943,330	2,617,203
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4, 5.500%, 12/25/2035	750,078	706,627
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 1A3, 2.840% (1 Month LIBOR USD + 0.330%), 2/25/2036 (b)	24,242,742	23,276,668
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 4.049%, 2/25/2036 (e)	752,721	716,728
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 4.174%, 2/25/2036 (e)	923,496	767,366

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Class 1A2, 2.690% (1 Month LIBOR USD + 0.180%), 5/25/2036 (b)	$24,861,342	$23,349,921
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2, 2.630% (1 Month LIBOR USD + 0.120%), 8/25/2036 (b)	1,206,734	1,139,486
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4, Class A2, 2.700% (1 Month LIBOR USD + 0.190%), 12/25/2036 (b)(i)	22,106,253	13,171,746
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A4, 2.680% (1 Month LIBOR USD + 0.170%), 2/25/2037 (b)	2,181,615	2,109,656
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A6, 2.700% (1 Month LIBOR USD + 0.190%), 2/25/2037 (b)	2,780,685	2,479,047
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 3/25/2037 (b)	14,699,729	13,828,872
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A3, 2.670% (1 Month LIBOR USD + 0.160%), 3/25/2037 (b)(i)	22,865,483	15,961,365
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 2.750% (1 Month LIBOR USD + 0.240%), 3/25/2037 (b)	74,705,946	9,569,608
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class PO, 0.000%, 4/25/2037 (c)	935,401	663,296
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class A1, 2.810% (1 Month LIBOR USD + 0.300%), 4/25/2037 (b)	20,424,018	14,264,298
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A5, 2.710% (1 Month LIBOR USD + 0.200%), 6/25/2037 (b)	20,328,390	18,512,475
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A4, 2.860% (1 Month LIBOR USD + 0.350%), 6/25/2037 (b)	28,079,013	24,489,336
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A4, 2.670% (1 Month LIBOR USD + 0.160%), 1/25/2047 (b)	608,406	591,264
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 1/25/2047 (b)	742,786	654,101
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A5, 2.750% (1 Month LIBOR USD + 0.240%), 1/25/2047 (b)	1,991,014	1,725,213
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA1, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 2/25/2047 (b)	10,242,384	8,491,622
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-OA1, Class A1, 2.710% (1 Month LIBOR USD + 0.200%), 2/25/2047 (b)	11,055,410	10,455,897
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3, Class A1, 2.650% (1 Month LIBOR USD + 0.140%), 7/25/2047 (b)(i)	51,265,370	48,970,168
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 2.640% (1 Month LIBOR USD + 0.130%), 8/25/2047 (b)	10,654,148	9,974,360
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 2.700% (1 Month LIBOR USD + 0.190%), 8/25/2047 (b)	11,716,542	11,190,610
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 2A1, 2.710% (1 Month LIBOR USD + 0.200%), 8/25/2047 (b)(i)	20,664,157	19,611,070
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A, 2.710% (1 Month LIBOR USD + 0.200%), 8/25/2047 (b)	2,148,170	1,999,519
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class A4, 2.720% (1 Month LIBOR USD + 0.210%), 8/25/2047 (b)	33,327,672	32,246,956
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-2, Class 2A1, 2.810% (1 Month LIBOR USD + 0.300%), 9/25/2047 (b)	19,655,998	17,138,654

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-3, Class 1A1, 4.220% (1 Month LIBOR USD + 1.700%), 10/25/2047 (b)	$35,787,581	$33,746,937
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2D, 5.720%, 2/25/2036 (e)	6,747,939	6,676,762
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.301%, 6/25/2036 (e)	684,696	668,056
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 5.301%, 6/25/2036 (e)	5,681,901	5,495,330
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 5.301%, 6/25/2036 (e)	3,046,387	2,966,840
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.301%, 6/25/2036 (e)	961,247	935,467
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B, 5.301%, 6/25/2036 (d)	666,601	639,616
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A1, 6.250%, 7/25/2036 (e)	373,651	330,607
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.300%, 7/25/2036 (d)	362,240	328,628
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (e)	3,734,107	3,304,614
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.000%, 10/25/2036 (d)	11,182,348	10,683,917
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 3.637%, 6/27/2037 (a)(e)(i)	25,100,978	24,797,532
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045	1	500,641
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 1A1A, 2.696% (1 Month LIBOR USD + 0.190%), 10/19/2036 (b)	15,124,457	13,466,438
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 2.706% (1 Month LIBOR USD + 0.200%), 10/19/2036 (b)	28,986,663	26,271,569
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A, 2.646% (1 Month LIBOR USD + 0.140%), 3/19/2037 (b)(i)	42,164,150	39,270,593
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 2.646% (1 Month LIBOR USD + 0.140%), 3/19/2037 (b)(i)	45,816,349	42,429,284
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A2A, 3.326% (1 Month LIBOR USD + 0.820%), 9/19/2044 (b)	1,698,504	1,661,037
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 0.359%, 1/19/2045 (e)(g)(h)	29,299,312	449,598
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045 (e)	1,000,000	9,186
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 0.855%, 3/19/2045 (e)(h)	55,803,395	1,382,641
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 2.776% (1 Month LIBOR USD + 0.270%), 3/19/2045 (b)(i)	33,359,900	30,829,518
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 2.716% (1 Month LIBOR USD + 0.210%), 6/19/2045 (b)	7,752,241	7,432,391
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C, 2.726% (1 Month LIBOR USD + 0.220%), 6/19/2045 (b)	5,620,919	5,443,939
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 2.766% (1 Month LIBOR USD + 0.260%), 8/19/2045 (b)	2,509,702	2,454,855
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 2.766% (1 Month LIBOR USD + 0.260%), 8/19/2045 (b)	318,357	280,796

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 2.836% (1 Month LIBOR USD + 0.330%), 9/19/2045 (b)	$14,921,251	$12,212,477
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 3.172% (12 Month US Treasury Average + 0.920%), 3/19/2046 (b)	18,412,924	16,959,224
Ellington Financial Mortgage Trust, Series 2017-1, Class A1, 2.687%, 10/25/2047 (a)(e)	4,755,112	4,755,887
Ellington Financial Mortgage Trust, Series 2017-1, Class B1, 5.178%, 10/25/2047 (a)(e)	1,564,564	1,567,715
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLA, 3.260% (1 Month LIBOR USD + 0.750%), 10/25/2058 (a)(b)	2,113,164	2,118,491
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLB, 3.410% (1 Month LIBOR USD + 0.900%), 10/25/2058 (a)(b)	10,543,628	10,570,208
Ellington Financial Mortgage Trust, Series 2018-1, Class B1, 5.574%, 10/25/2058 (a)	6,416,080	6,432,255
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1, 4.044%, 11/25/2035 (e)	2,711,866	2,450,198
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	12,505	10,919
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 3.010% (1 Month LIBOR USD + 0.500%), 4/25/2036 (b)	5,475,840	3,493,723
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A3, 5.750%, 4/25/2036	332,412	275,062
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	324,195	274,393
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 3.903%, 5/25/2036 (e)	945,676	855,859
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A13, 6.000%, 7/25/2036	2,094,510	1,842,264
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A3, 6.000%, 7/25/2036	10,837,028	9,436,776
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A2, 6.000%, 7/25/2036	2,035,803	1,790,628
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 2A1, 3.953%, 1/25/2037 (e)	972,370	792,844
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1, 4.074%, 1/25/2037 (e)	87,925	80,442
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA5, Class A9, 7.000%, 11/25/2037	12,765,973	8,446,478
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 4.591%, 9/25/2035 (e)	118,909	109,005
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 4.695%, 11/25/2035 (e)	1,168,386	1,115,159
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2, 3.210% (1 Month LIBOR USD + 0.700%), 10/25/2048 (a)(b)	4,369,599	4,348,113
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A3, 2.986% (1 Month LIBOR USD + 0.480%), 8/19/2034 (b)	4,931	4,873
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(e)	13,844,626	13,778,435
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 4.156%, 9/19/2035 (e)	244,204	228,945
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 4.001%, 4/19/2036 (e)	1,448,332	1,345,816
GPMT Ltd., Series 2018-FL1, Class A, 3.403% (1 Month LIBOR USD + 0.900%), 11/21/2035 (a)(b)	850,000	846,631
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1, 2.690% (1 Month LIBOR USD + 0.180%), 1/25/2037 (b)	8,709,056	8,110,613

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 2.670% (1 Month LIBOR USD + 0.160%), 2/25/2037 (b)	$2,150,059	$2,127,656
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A3, 2.740% (1 Month LIBOR USD + 0.230%), 2/25/2037 (b)	18,620,049	15,879,308
GreenPoint Mortgage Funding Trust, Series 2007-AR2, Class 2A1, 2.710% (1 Month LIBOR USD + 0.200%), 5/25/2037 (b)	6,625,956	6,265,815
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 2.730% (1 Month LIBOR USD + 0.220%), 6/25/2037 (b)	5,633,658	5,159,045
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 3.130% (1 Month LIBOR USD + 0.620%), 10/25/2045 (b)	2,162,401	1,918,487
GreenPoint MTA Trust, Series 2005-AR1, Class X1, 1.035%, 6/25/2045 (e)(g)(h)	13,824,879	583,838
GreenPoint MTA Trust, Series 2005-AR3, Class X1, 1.180%, 8/25/2045 (e)(g)(h)	38,974,818	2,673,400
GS Mortgage Securities Corp. II, Series 2018-RIVR, Class G, 5.109% (1 Month LIBOR USD + 2.600%), 7/16/2035 (a)(b)	5,000,000	4,931,590
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class A, 3.409% (1 Month LIBOR USD + 0.900%), 7/15/2031 (a)(b)	250,000	250,314
GS Mortgage Securities Corp. Trust, Series 2018-3PCK, Class A, 3.959% (1 Month LIBOR USD + 1.450%), 9/15/2031 (a)(b)	5,000,000	4,894,330
GS Mortgage Securities Trust, Series 2018-HART, Class D, 4.709% (1 Month LIBOR USD + 2.200%), 10/15/2031 (a)(b)	4,250,000	4,239,541
GS Mortgage Securities Trust, Series 2018-HART, Class E, 5.259% (1 Month LIBOR USD + 2.750%), 10/15/2031 (a)(b)	7,300,000	7,318,243
GS Mortgage Securities Trust, Series 2018-HART, Class F, 6.409% (1 Month LIBOR USD + 3.900%), 10/15/2031 (a)(b)	1,250,000	1,252,861
GS Mortgage Securities Trust, Series 2018-CHLL, Class F, 5.809% (1 Month LIBOR USD + 3.300%), 2/17/2037 (a)(b)	12,500,000	12,539,438
GS Mortgage Securities Trust, Series 2014-GC20, Class C, 4.965%, 4/12/2047 (e)	1,750,000	1,731,664
GS Mortgage Securities Trust, Series 2014-GC22, Class C, 4.689%, 6/12/2047 (e)	293,000	297,454
GS Mortgage Securities Trust, Series 2014-GC24, Class D, 4.529%, 9/12/2047 (a)(e)(i)	12,000,000	10,469,748
GS Mortgage Securities Trust, Series 2015-GC34, Class C, 4.653%, 10/13/2048 (e)(i)	7,000,000	7,028,945
GS Mortgage Securities Trust, Series 2015-GS1, Class C, 4.421%, 11/13/2048 (e)	10,100,000	9,980,052
GSAA Resecuritization Mortgage Trust, Series 2005-R1, Class 1A1, 3.010% (1 Month LIBOR USD + 0.500%), 4/25/2035 (a)(b)	1,934,792	1,574,888
GSMSC Resecuritization Trust, Series 2014-3R, Class 1B, 2.686% (1 Month LIBOR USD + 0.180%), 11/26/2036 (a)(b)	10,304,676	6,765,875
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 2.620% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	5,112,930
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 2.620% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	5,231,361
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 2.620% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,707,000	4,727,165
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 2.620% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(b)	5,709,149	3,858,374
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 3.921%, 5/25/2035 (e)	1,968,507	1,940,090
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 4.095%, 5/25/2035 (e)	2,753,245	2,713,833
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1, 3.010% (1 Month LIBOR USD + 0.500%), 7/25/2035 (b)	1,219,055	1,185,471
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.191%, 10/25/2035 (e)	1,421,327	1,276,154
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	1,790,259	1,700,774

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	$511,917	$435,524
GSR Mortgage Loan Trust, Series 2006-7F, Class 4A2, 6.500%, 8/25/2036	1,355,497	981,649
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 4.169%, 3/25/2037 (e)	10,836,970	10,085,589
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	612,355	587,669
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037	13,307,865	12,854,107
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 2.810% (1 Month LIBOR USD + 0.300%), 4/25/2037 (b)	7,499,390	3,925,331
GSR Mortgage Loan Trust, Series 2007-AR2, Class 1A1, 3.841%, 5/25/2037 (e)	272,713	243,872
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (e)(g)(h)	3,671,843	49,809
HarborView Mortgage Loan Trust, Series 2004-8, Class 2A4A, 3.306% (1 Month LIBOR USD + 0.800%), 11/19/2034 (b)	376,600	367,280
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2, 3.286% (1 Month LIBOR USD + 0.780%), 12/19/2034 (b)	4,617,905	4,200,982
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 0.270%, 1/19/2035 (e)(h)	11,034,040	225,889
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 0.000%, 3/19/2035 (e)(g)(h)	13,978,311	657,023
HarborView Mortgage Loan Trust, Series 2005-2, Class X, 0.545%, 5/19/2035 (e)(h)	10,813,328	363,425
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 0.490%, 6/19/2035 (e)(g)(h)	107,405,954	4,355,741
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 4.096%, 7/19/2035 (e)	1,591,646	1,486,985
HarborView Mortgage Loan Trust, Series 2005-4, Class 1A, 4.734%, 7/19/2035 (e)	792,001	766,885
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A, 3.752% (12 Month US Treasury Average + 1.500%), 9/19/2035 (b)	3,464,417	3,206,197
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 0.152%, 10/19/2035 (e)(h)	15,149,213	630,677
HarborView Mortgage Loan Trust, Series 2005-16, Class X3, 0.635%, 1/19/2036 (e)(h)	14,143,258	825,500
HarborView Mortgage Loan Trust, Series 2005-16, Class 3A1A, 2.970% (1 Month LIBOR USD + 0.500%), 1/19/2036 (b)	1,676,958	1,413,746
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 0.000%, 2/19/2036 (e)(g)(h)	27,037,399	469,153
HarborView Mortgage Loan Trust, Series 2006-13, Class X, 0.765%, 6/19/2036 (e)(h)	26,110,212	790,043
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 2.686% (1 Month LIBOR USD + 0.180%), 11/19/2036 (b)(i)	33,031,306	31,499,546
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 2.676% (1 Month LIBOR USD + 0.170%), 12/19/2036 (b)	4,377,741	3,986,279
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A, 2.696% (1 Month LIBOR USD + 0.190%), 12/19/2036 (b)(i)	27,669,883	26,248,232
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A13, 2.746% (1 Month LIBOR USD + 0.240%), 12/19/2036 (b)	1,909,461	1,768,543
HarborView Mortgage Loan Trust, Series 2006-SB1, Class A1A, 3.102% (12 Month US Treasury Average + 0.850%), 12/19/2036 (b)	10,987,792	10,334,227
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 2.656% (1 Month LIBOR USD + 0.150%), 2/19/2037 (b)	44,637,657	41,858,739
HarborView Mortgage Loan Trust, Series 2007-1, Class 2A1A, 2.636% (1 Month LIBOR USD + 0.130%), 3/19/2037 (b)	21,086,739	19,940,759
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A, 2.670% (1 Month LIBOR USD + 0.160%), 4/25/2037 (b)(i)	27,216,415	24,396,195
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A, 2.706% (1 Month LIBOR USD + 0.200%), 5/19/2037 (b)(i)	43,504,353	41,708,537
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 2.696% (1 Month LIBOR USD + 0.190%), 8/19/2037 (b)	2,972,825	2,861,787
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 2.706% (1 Month LIBOR USD + 0.200%), 8/19/2037 (b)(i)	28,656,974	26,075,640

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
HarborView Mortgage Loan Trust, Series 2007-5, Class A1A, 2.696% (1 Month LIBOR USD + 0.190%), 9/19/2037 (b)	$7,704,949	$7,282,363
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1, 3.510% (1 Month LIBOR USD + 1.000%), 10/25/2037 (b)	27,010,486	24,577,489
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A, 3.510% (1 Month LIBOR USD + 1.000%), 10/25/2037 (b)	3,277,005	3,268,767
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 0.370%, 8/19/2045 (e)(g)(h)	19,070,472	659,152
HarborView Mortgage Loan Trust, Series 2005-15, Class X1, 0.936%, 10/20/2045 (e)(h)	10,805,188	539,244
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 2.776% (1 Month LIBOR USD + 0.270%), 10/20/2045 (b)	4,295,086	4,149,585
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 4.252% (12 Month US Treasury Average + 2.000%), 10/20/2045 (b)	6,294,307	6,070,689
HarborView Mortgage Loan Trust, Series 2006-4, Class X1, 0.936%, 5/19/2046 (e)(h)	77,259,724	4,588,069
HarborView Mortgage Loan Trust, Series 2006-5, Class X2, 0.664%, 7/19/2046 (e)(g)(h)	21,785,360	560,080
HarborView Mortgage Loan Trust, Series 2006-13, Class A, 2.686% (1 Month LIBOR USD + 0.180%), 11/19/2046 (b)	10,982,318	9,629,153
HMH Trust, Series 2017-NSS, Class E, 6.292%, 7/5/2031 (a)	7,100,000	7,089,066
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 2.760% (1 Month LIBOR USD + 0.250%), 3/25/2035 (b)	10,921,361	9,916,792
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 2.820% (1 Month LIBOR USD + 0.310%), 3/25/2035 (b)	434,145	382,476
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 2.750% (1 Month LIBOR USD + 0.240%), 7/25/2035 (b)(i)	2,388,642	2,352,645
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 2.840% (1 Month LIBOR USD + 0.330%), 10/25/2035 (b)	1,414,105	1,386,684
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 2.770% (1 Month LIBOR USD + 0.260%), 1/25/2036 (b)	6,319,529	6,191,609
HomeBanc Mortgage Trust, Series 2006-2, Class A1, 2.690% (1 Month LIBOR USD + 0.180%), 12/25/2036 (b)	1,297,119	1,261,367
HomeBanc Mortgage Trust, Series 2006-2, Class A2, 2.730% (1 Month LIBOR USD + 0.220%), 12/25/2036 (b)	3,240,753	3,150,867
HomeBanc Mortgage Trust, Series 2006-1, Class 3A2, 3.606%, 4/25/2037 (e)	9,702,138	8,923,716
Homeward Opportunities Fund I Trust, Series 2018-1, Class A3, 3.999%, 6/25/2048 (a)	1,030,272	1,027,574
Homeward Opportunities Fund I Trust, Series 2018-1, Class B1, 5.295%, 6/25/2048 (a)	3,964,213	3,973,652
IMPAC CMB Trust, Series 2004-4, Class 1A1, 3.150% (1 Month LIBOR USD + 0.640%), 9/25/2034 (b)	4,147,946	4,031,414
IMPAC CMB Trust, Series 2004-6, Class 1A2, 3.290% (1 Month LIBOR USD + 0.780%), 10/25/2034 (b)	4,683,275	4,557,618
IMPAC CMB Trust, Series 2004-10, Class 3A1, 3.210% (1 Month LIBOR USD + 0.700%), 3/25/2035 (b)	570,163	531,856
IMPAC CMB Trust, Series 2005-3, Class A3, 2.870% (1 Month LIBOR USD + 0.360%), 8/25/2035 (b)	10,910,498	10,506,351
IMPAC CMB Trust, Series 2005-3, Class A1, 2.990% (1 Month LIBOR USD + 0.480%), 8/25/2035 (b)	11,944,943	11,333,661
IMPAC CMB Trust, Series 2005-6, Class 1A2, 2.790% (1 Month LIBOR USD + 0.280%), 10/25/2035 (b)	3,506,268	3,304,275
IMPAC CMB Trust, Series 2005-6, Class 1A1, 3.010% (1 Month LIBOR USD + 0.500%), 10/25/2035 (b)	32,982,509	31,767,763

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
IMPAC CMB Trust, Series 2005-7, Class A2, 2.790% (1 Month LIBOR USD + 0.280%), 11/25/2035 (b)	$3,567,530	$3,180,232
IMPAC CMB Trust, Series 2005-7, Class A1, 3.030% (1 Month LIBOR USD + 0.520%), 11/25/2035 (b)(i)	29,850,760	28,266,282
IMPAC CMB Trust, Series 2007-A, Class A, 3.010% (1 Month LIBOR USD + 0.500%), 5/25/2037 (a)(b)	2,069,039	2,013,481
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D, 2.940% (1 Month LIBOR USD + 0.430%), 3/25/2036 (b)	1,249,185	1,031,970
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 2.680% (1 Month LIBOR USD + 0.170%), 8/25/2036 (b)	13,775,301	11,800,983
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 2.790% (1 Month LIBOR USD + 0.280%), 8/25/2036 (b)	5,952,828	4,957,253
IMPAC Secured Assets Trust, Series 2006-3, Class A1, 2.680% (1 Month LIBOR USD + 0.170%), 11/25/2036 (b)	15,274,621	14,314,871
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 2.700% (1 Month LIBOR USD + 0.190%), 1/25/2037 (b)	11,725,247	9,592,506
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 2.670% (1 Month LIBOR USD + 0.160%), 3/25/2037 (b)	4,967,107	4,639,481
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 2.890% (1 Month LIBOR USD + 0.380%), 5/25/2037 (b)	10,804,421	9,130,459
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2, 3.431%, 6/25/2034 (e)(g)(h)	20,176,811	11,613,127
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A, 3.310% (1 Month LIBOR USD + 0.800%), 11/25/2034 (b)	773,213	726,684
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2, 0.742%, 2/25/2035 (e)(g)(h)	22,284,336	518,935
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 0.642%, 3/25/2035 (e)(g)(h)	27,787,064	1,307,826
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.990% (1 Month LIBOR USD + 0.480%), 4/25/2035 (b)	2,694,982	2,578,392
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 0.880%, 5/25/2035 (e)(h)	4,406,663	143,833
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class 2A1A, 2.970% (1 Month LIBOR USD + 0.460%), 5/25/2035 (b)	4,315,574	4,120,795
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 3.693%, 5/25/2035 (e)	1,857,927	1,771,175
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 0.865%, 7/25/2035 (e)(g)(h)	37,267,005	995,476
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 2.990% (1 Month LIBOR USD + 0.480%), 7/25/2035 (b)	12,397,294	12,114,066
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 0.623%, 8/25/2035 (e)(h)	39,036,612	1,714,176
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 2.810% (1 Month LIBOR USD + 0.300%), 8/25/2035 (b)	7,451,855	6,987,277
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 3.984%, 8/25/2035 (e)	3,793,745	3,177,743
IndyMac Index Mortgage Loan Trust, Series 2006-R1, Class A3, 3.791%, 12/25/2035 (e)	3,194,306	2,934,216
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3, 3.627%, 6/25/2036 (e)	1,088,546	1,073,424
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A2, 2.720% (1 Month LIBOR USD + 0.210%), 7/25/2036 (b)	6,774,822	6,202,241
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 3.683%, 7/25/2036 (e)	5,416,370	4,779,340
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 3A1, 3.949%, 8/25/2036 (e)	4,747,105	4,374,201
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 3.833%, 9/25/2036 (e)	8,913,844	8,101,668
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X, 1.107%, 10/25/2036 (e)(h)	27,261,951	1,047,540

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 2.710% (1 Month LIBOR USD + 0.200%), 10/25/2036 (b)	$6,463,083	$6,038,110
IndyMac Index Mortgage Loan Trust, Series 2006-AR29, Class A2, 2.590% (1 Month LIBOR USD + 0.080%), 11/25/2036 (b)	361,802	335,488
IndyMac Index Mortgage Loan Trust, Series 2006-AR31, Class A3, 3.924%, 11/25/2036 (e)	4,942,859	4,871,874
IndyMac Index Mortgage Loan Trust, Series 2006-AR35, Class 2A1A, 2.680% (1 Month LIBOR USD + 0.170%), 1/25/2037 (b)	3,137,384	3,010,204
IndyMac Index Mortgage Loan Trust, Series 2006-AR39, Class A1, 2.690% (1 Month LIBOR USD + 0.180%), 2/25/2037 (b)	3,584,494	3,420,303
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.279%, 3/25/2037 (e)	1,838,275	1,673,459
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1, 3.607%, 5/25/2037 (e)	569,971	511,585
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 2A1, 3.280%, 6/25/2037 (e)	406,996	372,738
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.745%, 6/25/2037 (e)	8,073,577	6,939,845
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.863%, 6/25/2037 (e)	4,851,156	3,780,545
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 4.204%, 6/25/2037 (e)	1,076,529	1,019,833
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 2A1, 2.690% (1 Month LIBOR USD + 0.180%), 7/25/2037 (b)	6,376,844	6,065,272
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 1A1, 2.710% (1 Month LIBOR USD + 0.200%), 7/25/2037 (b)(i)	22,872,670	21,372,680
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 3.499%, 7/25/2037 (e)	4,783,361	3,926,532
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1, 2.690% (1 Month LIBOR USD + 0.180%), 8/25/2037 (b)	5,141,370	4,745,438
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX, 0.974%, 7/25/2045 (e)(g)(h)	27,733,679	1,311,165
IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A, 2.730% (1 Month LIBOR USD + 0.220%), 4/25/2046 (b)	19,941,382	18,547,001
IndyMac Index Mortgage Loan Trust, Series 2006-AR4, Class A2A, 2.760% (1 Month LIBOR USD + 0.250%), 5/25/2046 (b)	19,296,004	18,155,668
IndyMac Index Mortgage Loan Trust, Series 2006-AR6, Class 1A1A, 3.172% (12 Month US Treasury Average + 0.920%), 6/25/2046 (b)	4,033,466	3,737,712
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A, 2.710% (1 Month LIBOR USD + 0.200%), 11/25/2046 (b)	9,167,250	8,379,188
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 3/25/2047 (b)	16,772,533	13,720,267
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A3, 2.870% (1 Month LIBOR USD + 0.360%), 3/25/2047 (b)	11,590,719	9,567,640
InTown Hotel Portfolio Trust, Series 2018-STAY, Class F, 6.359% (1 Month LIBOR USD + 3.850%), 1/18/2033 (a)(b)	3,000,000	3,023,547
Jefferies Resecuritization Trust, Series 2009-R2, Class 5A, 3.845%, 1/28/2036 (a)(e)	1,497,317	1,450,345
JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A4, 2.780% (1 Month LIBOR USD + 0.270%), 5/25/2036 (b)	2,330,379	2,255,243
JP Morgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.380%, 5/25/2036 (d)	8,948,025	7,438,395
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class B, 4.789% (1 Month LIBOR USD + 2.280%), 11/17/2031 (a)(b)	897,473	899,438
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class F, 6.509% (1 Month LIBOR USD + 4.000%), 2/15/2035 (a)(b)	3,250,000	3,241,836
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class B, 5.383%, 9/12/2037 (e)	8,865,847	7,713,163
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, 5.502%, 6/12/2047 (e)	5,000,000	3,746,640

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 4.351%, 8/25/2035 (e)	$16,581	$16,202
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	2,332,388	2,205,369
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 4.084%, 10/25/2036 (e)	467,507	410,450
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 4.296%, 10/25/2036 (e)	1,417,727	1,353,593
JP Morgan Mortgage Trust, Series 2007-A3, Class 1A1, 3.994%, 5/25/2037 (e)	949,104	869,720
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 3.673%, 6/25/2037 (e)	2,994,002	2,853,143
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class RIM, 4.304%, 9/17/2047 (a)	5,000,000	4,906,870
Key Commercial Mortgage Securities Trust, Series 2018-S1, Class A3, 4.498%, 10/20/2053 (a)	3,750,000	3,934,193
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.315%, 7/15/2040 (e)	2,500,000	2,315,893
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class AJ, 6.319%, 4/15/2041 (e)	3,529,141	3,092,586
LCCM, Series 2017-LC26, Class C, 4.706%, 7/12/2050 (a)	9,000,000	8,982,639
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (c)	94,699	79,071
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (c)	167,023	141,926
Lehman XS Trust, Series 2006-18N, Class A3, 2.690% (1 Month LIBOR USD + 0.180%), 12/25/2036 (b)(i)	14,866,196	13,436,752
Lehman XS Trust, Series 2007-18N, Class 2A1, 3.360% (1 Month LIBOR USD + 0.850%), 10/25/2037 (b)	1,519,630	1,418,964
Lehman XS Trust, Series 2006-GP1, Class A3A, 2.740% (1 Month LIBOR USD + 0.230%), 5/25/2046 (b)	10,775,280	10,017,509
Lehman XS Trust, Series 2006-10N, Class 1A3A, 2.720% (1 Month LIBOR USD + 0.210%), 7/25/2046 (b)	3,147,142	3,021,864
Lehman XS Trust, Series 2006-16N, Class A4A, 2.700% (1 Month LIBOR USD + 0.190%), 11/25/2046 (b)	8,654,655	8,221,584
Lehman XS Trust, Series 2007-4N, Class 2AX, 1.221%, 3/25/2047 (e)(h)	44,319,815	3,076,105
Lehman XS Trust, Series 2007-4N, Class 1A3, 2.750% (1 Month LIBOR USD + 0.240%), 3/25/2047 (b)(i)	30,893,958	27,203,891
Lehman XS Trust, Series 2007-15N, Class 3A1, 2.756% (1 Month LIBOR USD + 0.250%), 8/25/2047 (b)(i)	27,690,600	24,722,057
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.870%, 3/10/2050 (a)(e)(i)	8,500,000	7,985,742
LSTAR Securities Investment Ltd., Series 2017-8, Class A, 4.170% (1 Month LIBOR USD + 1.650%), 11/1/2022 (a)(b)	2,673,841	2,698,462
Luminent Mortgage Trust, Series 2006-1, Class X, 1.033%, 4/25/2036 (e)(h)	50,895,032	1,474,175
Luminent Mortgage Trust, Series 2006-3, Class 12A1, 2.720% (1 Month LIBOR USD + 0.210%), 5/25/2036 (b)	5,078,419	4,817,297
Luminent Mortgage Trust, Series 2006-5, Class X, 1.010%, 7/25/2036 (e)(h)	49,836,244	1,831,582
Luminent Mortgage Trust, Series 2006-5, Class A1A, 2.700% (1 Month LIBOR USD + 0.190%), 7/25/2036 (b)	12,587,464	9,956,521
Luminent Mortgage Trust, Series 2007-1, Class 1A1, 2.670% (1 Month LIBOR USD + 0.160%), 11/25/2036 (b)	4,471,664	4,061,295
Luminent Mortgage Trust, Series 2006-7, Class 2A1, 2.680% (1 Month LIBOR USD + 0.170%), 12/25/2036 (b)	22,292,560	20,258,475
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 2.790% (1 Month LIBOR USD + 0.280%), 5/25/2037 (b)	7,991,402	7,388,930
Luminent Mortgage Trust, Series 2006-2, Class A1A, 2.710% (1 Month LIBOR USD + 0.200%), 2/25/2046 (b)	11,610,772	10,345,117
Luminent Mortgage Trust, Series 2006-6, Class A1, 2.710% (1 Month LIBOR USD + 0.200%), 10/25/2046 (b)(i)	20,492,769	19,481,389

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Luminent Mortgage Trust, Series 2006-6, Class A2B, 2.750% (1 Month LIBOR USD + 0.240%), 10/25/2046 (b)	$1,192,942	$1,000,488
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 4.552%, 12/25/2034 (e)	17,597	16,965
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 9A1, 4.682%, 1/25/2035 (e)	190,269	188,281
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.968%, 3/25/2035 (e)	407,697	403,183
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 4.508%, 3/25/2035 (e)	982,676	975,704
MASTR Adjustable Rate Mortgages Trust, Series 2005-6, Class 3AX, 0.433%, 7/25/2035 (e)(h)	8,934,801	195,976
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 4.018%, 9/25/2035 (e)	1,773,765	1,711,731
MASTR Adjustable Rate Mortgages Trust, Series 2005-8, Class 3A1, 4.763% (12 Month LIBOR USD + 1.750%), 12/25/2035 (b)	12,137,508	11,358,874
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 4.516%, 1/25/2036 (e)	2,792,246	2,790,314
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A1, 2.660% (1 Month LIBOR USD + 0.150%), 3/25/2047 (b)	1,636,634	1,509,593
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 11/25/2021 (c)	11,553	5,664
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (c)	170,063	139,586
MASTR Alternative Loan Trust, Series 2005-5, Class 3A1, 5.750%, 8/25/2035	2,050,411	1,756,913
MASTR Alternative Loan Trust, Series 2006-1, Class A2, 3.210% (1 Month LIBOR USD + 0.700%), 2/25/2036 (b)	3,070,173	1,838,011
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	672,249	654,748
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047	18,561,497	15,255,676
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (c)	61,010	51,002
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (c)	2,440	2,248
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (a)(e)	2,520,431	2,308,690
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.970%, 8/25/2037 (a)(e)	9,014,999	7,044,392
Merrill Lynch Alternative Note Asset Trust, Series 2007-A2, Class A3A, 2.620% (1 Month LIBOR USD + 0.110%), 3/25/2037 (b)	18,258,756	8,305,251
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1, 4.003%, 4/25/2037 (e)	3,514,811	3,325,499
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1, 3.190% (1 Month LIBOR USD + 0.680%), 4/25/2028 (b)	2,974,990	2,862,506
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A1, 2.970% (1 Month LIBOR USD + 0.460%), 4/25/2029 (b)	944,474	930,691
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.244%, 11/25/2035 (e)	10,168,286	10,342,356
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1E, 4.385%, 12/25/2035 (e)	2,896,239	2,833,025
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 4.150%, 5/25/2036 (e)	1,564,748	1,484,927
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, 2.670% (1 Month LIBOR USD + 0.160%), 9/25/2037 (b)	9,520,129	7,503,118
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C, 2.740% (1 Month LIBOR USD + 0.230%), 9/25/2037 (b)	15,870,735	12,699,381
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class AM, 5.750%, 6/12/2050 (e)	7,575	7,596
Monticello Funding, LLCClass A, 4.807%, 1/31/2020 (a)(e)(g)	14,500,000	14,490,938
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class H, 4.223%, 2/16/2046 (a)(e)(g)	10,318,259	4,309,772
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G, 4.223%, 2/16/2046 (a)(e)	1,000,000	655,611
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.754%, 6/17/2047 (a)(e)	5,000,000	4,649,550
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class D, 4.237%, 4/15/2048 (a)(e)	3,000,000	2,666,118

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, 4.751%, 5/17/2049 (e)(i)	$10,400,000	$10,527,296
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class D, 3.356%, 5/15/2050 (a)	2,000,000	1,633,534
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class D, 4.709% (1 Month LIBOR USD + 2.200%), 11/15/2034 (a)(b)	4,750,000	4,714,256
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 5.109% (1 Month LIBOR USD + 2.600%), 11/15/2034 (a)(b)	1,750,000	1,721,524
Morgan Stanley Capital I Trust, Series 2016-PSQ, Class C, 3.826%, 1/12/2038 (a)(e)	5,000,000	4,763,720
Morgan Stanley Capital I Trust 2017-JWDR, Series 2017-JWDR, Class E, 5.559% (1 Month LIBOR USD + 3.050%), 11/15/2034 (a)(b)	4,250,000	4,212,694
Morgan Stanley Capital I Trust 2017-JWDR, Series 2017-JWDR, Class F, 6.559% (1 Month LIBOR USD + 4.050%), 11/15/2034 (a)(b)	4,250,000	4,196,714
Morgan Stanley Mortgage Loan Trust, Series 2005-1, Class 4A1, 2.810% (1 Month LIBOR USD + 0.300%), 3/25/2035 (b)	3,123,475	2,943,272
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 3.951%, 7/25/2035 (e)(i)	12,648,054	10,215,454
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 4.070%, 7/25/2035 (e)	1,186,805	1,122,354
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 4.205%, 11/25/2035 (e)	3,090,734	2,459,316
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 2.800% (1 Month LIBOR USD + 0.290%), 12/25/2035 (b)	3,330,521	2,949,859
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class A1, 2.790% (1 Month LIBOR USD + 0.280%), 1/25/2036 (b)	1,166,019	906,918
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 1.936%, 3/25/2036 (e)(h)	38,056,078	3,607,183
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 2.760% (1 Month LIBOR USD + 0.250%), 3/25/2036 (b)	5,064,239	4,127,284
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 2.770% (1 Month LIBOR USD + 0.260%), 3/25/2036 (b)	3,060,012	2,494,950
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 4.088%, 3/25/2036 (e)(n)	11,161,118	9,674,044
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 4.088%, 3/25/2036 (e)	3,123,408	2,705,758
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 1.555%, 4/25/2036 (e)(h)	35,904,712	2,759,672
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2, 3.260% (1 Month LIBOR USD + 0.750%), 6/25/2036 (b)	5,636,120	4,104,380
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1, 2.680% (1 Month LIBOR USD + 0.170%), 8/25/2036 (b)	2,723,674	1,398,045
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A3, 6.000%, 8/25/2036	3,548,140	2,961,714
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A2, 6.000%, 8/25/2036	1,167,983	974,942
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.231%, 8/25/2036 (d)	3,198,889	1,369,051
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.424%, 8/25/2036 (d)	3,986,267	1,704,117
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A5, 2.972%, 6/25/2037 (e)	842,873	560,055
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3, 3.611%, 6/25/2037 (e)	2,293,532	1,718,002
Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22, 6.000%, 8/25/2037	4,498,354	3,721,394
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 3.658%, 11/25/2037 (e)	8,209,663	7,521,709
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%, 2/25/2047 (d)	3,762,951	2,640,154
Morgan Stanley Re-REMIC Trust, Series 2012-R1, Class 1B, 2.686% (1 Month LIBOR USD + 0.180%), 2/26/2037 (a)(b)	17,899,609	16,497,211
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B, 2.696% (1 Month LIBOR USD + 0.190%), 2/26/2037 (a)(b)	12,396,198	11,206,783
Morgan Stanley Resecuritization Trust, Series 2013-R7, Class 1B, 2.666% (1 Month LIBOR USD + 0.160%), 12/27/2046 (a)(b)	9,391,117	8,690,869

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB2, 3.332%, 8/27/2047 (a)(e)	$5,146,000	$4,512,023
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 3.332%, 8/27/2047 (a)(e)	1,010,309	838,550
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 1.487%, 4/25/2036 (e)(h)	20,893,537	1,213,350
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 3.010% (1 Month LIBOR USD + 0.500%), 9/25/2037 (b)(i)	18,394,879	17,505,615
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12, 2.660% (1 Month LIBOR USD + 0.150%), 6/25/2047 (b)	4,228,551	3,603,351
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 1A1, 2.740% (1 Month LIBOR USD + 0.230%), 6/25/2047 (b)	7,537,590	7,265,558
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14, 2.790% (1 Month LIBOR USD + 0.280%), 6/25/2047 (b)	3,887,095	3,345,277
MortgageIT Trust, Series 2005-2, Class 1A1, 3.030% (1 Month LIBOR USD + 0.520%), 5/25/2035 (b)	387,377	378,082
MortgageIT Trust, Series 2006-1, Class 2A1A, 2.720% (1 Month LIBOR USD + 0.210%), 4/25/2036 (b)	4,901,279	4,538,722
MSCG Trust, Series 2016-SNR, Class C, 5.205%, 11/16/2034 (a)	4,250,000	4,226,944
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A1, 3.675%, 1/25/2049 (a)	1,867,000	1,869,894
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A1, 5.492%, 1/25/2049 (a)	8,400,000	8,450,392
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class B1, 5.492%, 1/25/2049 (a)	2,750,000	2,648,745
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 4.656%, 8/25/2035 (e)	2,238,721	2,234,924
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 4.338%, 2/25/2036 (e)	1,102,405	914,289
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 2.670% (1 Month LIBOR USD + 0.160%), 10/25/2036 (b)	1,891,197	1,650,154
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 2.680% (1 Month LIBOR USD + 0.170%), 12/25/2036 (b)	282,885	239,852
Nomura Resecuritization Trust, Series 2018-1R, Class 1A1, 3.410% (1 Month LIBOR USD + 0.900%), 7/28/2036 (a)(b)	4,892,837	4,892,235
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 2.329% (1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(b)	2,232,677	2,204,166
Nomura Resecuritization Trust, Series 2018-1R, Class 2A1, 3.410% (1 Month LIBOR USD + 0.900%), 1/26/2037 (a)(b)	4,842,484	4,847,234
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 2.367% (1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(b)	6,425,173	3,467,878
Nomura Resecuritization Trust, Series 2018-1R, Class 3A1, 3.410% (1 Month LIBOR USD + 0.900%), 3/26/2037 (a)(b)	4,866,767	4,862,275
NRPL Trust, Series 2018-2A, Class A1, 3.033%, 7/25/2067 (a)(e)	7,879,722	7,851,599
OBX Trust, Series 2018-EXP1, Class 2A1, 3.360% (1 Month LIBOR USD + 0.850%), 4/27/2048 (a)(b)	14,476,125	14,504,354
OBX Trust, Series 2018-1, Class A2, 3.160% (1 Month LIBOR USD + 0.650%), 6/25/2057 (a)(b)	3,055,959	3,045,163
OBX Trust, Series 2018-EXP2, Class 2A1B, 3.260% (1 Month LIBOR USD + 0.750%), 7/25/2058 (a)(b)(n)	28,086,227	27,868,671
OBX Trust, Series 2018-EXP2, Class 2A1A, 3.260% (1 Month LIBOR USD + 0.750%), 7/25/2058 (a)(b)	1,550,892	1,540,941
Pepper Residential Securities Trust, Series 21A, Class A1U, 3.390% (1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	1,299,015	1,301,074
PHH Alternative Mortgage Trust, Series 2007-2, Class 4PO, 0.000%, 5/25/2022 (c)	3,613	3,515
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (c)	30,012	20,730

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 2.670% (1 Month LIBOR USD + 0.160%), 2/25/2037 (b)	$3,926,687	$3,222,271
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 2.840% (1 Month LIBOR USD + 0.330%), 5/25/2037 (b)	3,361,522	3,032,342
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A5, 3.060% (1 Month LIBOR USD + 0.550%), 5/25/2037 (b)	6,906,815	5,357,540
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,558,479	1,441,345
Prime Mortgage Trust, Series 2005-4, Class 2A4, 3.010% (1 Month LIBOR USD + 0.500%), 10/25/2035 (b)	42,997	41,548
PRPM LLC, Series 2019-1A, Class A1, 4.500%, 1/25/2024 (a)(d)(f)	8,250,000	8,257,425
RAIT Trust, Series 2017-FL7, Class C, 5.009% (1 Month LIBOR USD + 2.500%), 6/15/2037 (a)(b)	7,000,000	7,001,855
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (a)	3,528,432	3,296,773
RCO Trust, Series 2018-VFS1, Class B1, 6.547%, 12/26/2053 (a)	4,188,000	4,208,383
Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.665%, 2/25/2052 (a)(e)	5,250,000	4,216,695
Ready Capital Mortgage Trust, Series 2019-5, Class D, 5.665%, 2/25/2052 (a)(e)	8,233,000	7,528,016
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class A, 3.360% (1 Month LIBOR USD + 0.850%), 5/25/2034 (a)(b)	30,093	30,130
ReadyCap Commercial Mortgage Trust, Series 2017-FL1, Class C, 4.760% (1 Month LIBOR USD + 2.250%), 5/25/2034 (a)(b)	1,750,000	1,752,805
ReadyCap Commercial Mortgage Trust, Series 2018-4, Class D, 5.423%, 2/25/2051 (a)(e)	7,000,000	6,624,870
Residential Accredit Loans, Inc. Trust, Series 2005-QS9, Class AP, 0.000%, 6/25/2035 (c)	31,388	25,259
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	3,420,964	3,222,274
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 3.010% (1 Month LIBOR USD + 0.500%), 7/25/2035 (b)	473,475	407,405
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 4.432%, 7/25/2035 (e)	3,022,672	2,878,817
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 4.592%, 7/25/2035 (e)	493,673	407,158
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10, 3.860% (1 Month LIBOR USD + 1.350%), 8/25/2035 (b)	5,985,597	5,369,050
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	1,476,768	1,348,104
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A4, 5.500%, 8/25/2035	7,838,951	7,612,351
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (c)	432,970	278,754
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A1, 2.910% (1 Month LIBOR USD + 0.400%), 9/25/2035 (b)	560,057	436,195
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A1, 3.210% (1 Month LIBOR USD + 0.700%), 9/25/2035 (b)	3,205,830	2,770,334
Residential Accredit Loans, Inc. Trust, Series 2005-QA10, Class A31, 4.747%, 9/25/2035 (e)	2,168,883	1,960,074
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%, 9/25/2035	1,027,595	980,501
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	7,464,461	5,672,154
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 3.210% (1 Month LIBOR USD + 0.700%), 11/25/2035 (b)	951,514	783,848
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (c)	762,891	576,522
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.809%, 12/25/2035 (e)	7,778,645	7,178,810
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%, 12/25/2035	4,203,256	4,061,980
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A10, 6.000%, 12/25/2035	5,810,876	5,744,057
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A5, 3.420% (1 Month LIBOR USD + 0.910%), 1/25/2036 (b)	10,106,980	8,303,147
Residential Accredit Loans, Inc. Trust, Series 2006-QA1, Class A21, 4.866%, 1/25/2036 (e)	5,449,520	5,027,160

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A17, 2.990% (1 Month LIBOR USD + 0.480%), 2/25/2036 (b)	$6,394,269	$5,345,616
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A10, 3.010% (1 Month LIBOR USD + 0.500%), 2/25/2036 (b)	4,443,571	3,627,589
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2, 3.010% (1 Month LIBOR USD + 0.500%), 2/25/2036 (b)	830,955	678,241
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A14, 3.210% (1 Month LIBOR USD + 0.700%), 2/25/2036 (b)	10,534,015	8,721,153
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 3.510% (1 Month LIBOR USD + 1.000%), 2/25/2036 (b)	1,402,209	1,173,199
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036	2,797,874	2,630,379
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 2AP, 0.000%, 3/25/2036 (c)	1,064,387	762,373
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 2.910% (1 Month LIBOR USD + 0.400%), 3/25/2036 (b)	3,366,657	2,686,629
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 3.210% (1 Month LIBOR USD + 0.700%), 3/25/2036 (b)	6,240,173	5,049,323
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A10, 6.000%, 3/25/2036	380,888	357,230
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A14, 6.000%, 3/25/2036	3,205,178	3,059,118
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2, 2.810% (1 Month LIBOR USD + 0.300%), 4/25/2036 (b)	24,010,996	22,318,821
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	1,429,139	1,325,138
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (c)	194,515	142,817
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	2,123,742	1,949,372
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	3,034,256	2,784,943
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A3, 6.000%, 6/25/2036	2,356,882	2,174,631
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A1, 6.000%, 6/25/2036	1,931,224	1,815,335
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (c)	72,663	53,066
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (c)	62,978	24,179
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1, 2.690% (1 Month LIBOR USD + 0.180%), 7/25/2036 (b)	168,969	106,741
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 2.690% (1 Month LIBOR USD + 0.180%), 7/25/2036 (b)	9,136,074	5,768,672
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A1, 2.700% (1 Month LIBOR USD + 0.190%), 7/25/2036 (b)	3,677,873	3,447,623
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3, 2.700% (1 Month LIBOR USD + 0.190%), 7/25/2036 (b)	3,170,532	3,005,056
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 3.160% (1 Month LIBOR USD + 0.650%), 7/25/2036 (b)	2,267,810	1,728,554
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	3,261,545	3,075,373
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 2.695% (1 Month LIBOR USD + 0.185%), 8/25/2036 (b)	11,297,047	10,689,052
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1, 2.700% (1 Month LIBOR USD + 0.190%), 8/25/2036 (b)	18,201,213	16,854,578
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	2,980,330	2,752,355
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1, 6.000%, 8/25/2036	4,061,947	3,768,463
Residential Accredit Loans, Inc. Trust, Series 2008-QR1, Class 1A4, 6.000%, 8/25/2036	1,181,056	1,020,126
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036	4,627,068	4,156,033
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036	4,644,254	4,133,981
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	427,251	383,312

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	$557,696	$500,125
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	3,868,738	3,570,923
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A2, 6.000%, 8/25/2036	1,806,761	1,663,682
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%, 8/25/2036	6,587,773	6,026,508
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (c)	249,402	184,447
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 9/25/2036 (b)	892,661	819,052
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A1, 2.700% (1 Month LIBOR USD + 0.190%), 9/25/2036 (b)	1,426,933	1,315,048
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7, 3.160% (1 Month LIBOR USD + 0.650%), 9/25/2036 (b)	5,960,987	4,644,509
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	608,527	556,178
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036	6,145,967	5,684,571
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (c)	228,688	142,480
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	2,259,981	2,174,207
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A1, 6.500%, 10/25/2036	31,854,219	30,179,675
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (c)	240,499	140,368
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 2.810% (1 Month LIBOR USD + 0.300%), 11/25/2036 (b)	3,220,971	2,309,282
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A1, 2.910% (1 Month LIBOR USD + 0.400%), 11/25/2036 (b)	23,582,644	17,435,710
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A7, 6.000%, 11/25/2036	787,600	708,888
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (b)	16,473,232	14,590,260
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A10, 6.000%, 11/25/2036	6,443,947	5,827,287
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	1,474,926	1,345,159
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	1,690,862	1,542,438
Residential Accredit Loans, Inc. Trust, Series 2006-QA11, Class A1, 2.680% (1 Month LIBOR USD + 0.170%), 12/25/2036 (b)	249,276	211,098
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 12/25/2036 (b)	972,270	909,021
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 2.695% (1 Month LIBOR USD + 0.185%), 12/25/2036 (b)	4,012,680	3,710,738
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 2.960% (1 Month LIBOR USD + 0.450%), 12/25/2036 (b)	10,852,893	7,751,267
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A7, 6.000%, 12/25/2036	4,439,250	4,099,940
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036	10,345,873	9,547,978
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (c)	268,673	173,447
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2AP, 0.000%, 1/25/2037 (c)	1,515,385	968,662
Residential Accredit Loans, Inc. Trust, Series 2007-QA1, Class A3, 2.680% (1 Month LIBOR USD + 0.170%), 1/25/2037 (b)	3,943,287	3,601,936
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A4, 3.060% (1 Month LIBOR USD + 0.550%), 1/25/2037 (b)	18,558,011	14,420,985
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	3,259,896	2,841,606
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (c)	800,624	448,973
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AV, 0.361%, 2/25/2037 (e)(g)(h)	47,675,580	703,453
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3, 2.660% (1 Month LIBOR USD + 0.150%), 2/25/2037 (b)	10,801,109	10,024,758

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2007-QH1, Class A1, 2.670% (1 Month LIBOR USD + 0.160%), 2/25/2037 (b)	$11,204,520	$10,772,429
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class A2, 6.000%, 2/25/2037 (i)	21,498,810	19,931,525
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (c)	592,713	336,217
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037 (c)	383,141	227,509
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (c)	807,421	78,411
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	748,556	663,873
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 3A4, 6.000%, 3/25/2037	5,634,634	4,888,333
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (c)	922,124	530,209
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 2.840% (1 Month LIBOR USD + 0.330%), 4/25/2037 (b)	6,760,427	5,316,738
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A29, 6.000%, 4/25/2037	1,652,262	1,534,695
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A1, 2.610% (1 Month LIBOR USD + 0.100%), 5/25/2037 (b)	7,669,344	6,957,046
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 2.700% (1 Month LIBOR USD + 0.190%), 5/25/2037 (b)	23,260,431	21,290,040
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A5, 2.910% (1 Month LIBOR USD + 0.400%), 5/25/2037 (b)	7,048,688	5,530,091
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7, 3.060% (1 Month LIBOR USD + 0.550%), 5/25/2037 (b)	1,049,180	856,149
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A1, 6.000%, 5/25/2037	13,242,536	12,176,433
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	1,224,044	1,171,413
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (c)	1,962,996	1,068,665
Residential Accredit Loans, Inc. Trust, Series 2007-QH6, Class A1, 2.700% (1 Month LIBOR USD + 0.190%), 7/25/2037 (b)	12,204,195	11,820,763
Residential Accredit Loans, Inc. Trust, Series 2007-QH7, Class 2A1, 2.810% (1 Month LIBOR USD + 0.300%), 8/25/2037 (b)(i)	25,210,491	23,809,392
Residential Accredit Loans, Inc. Trust, Series 2007-QH9, Class A1, 3.482%, 11/25/2037 (e)	4,717,752	4,075,793
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class 1A3A, 2.710% (1 Month LIBOR USD + 0.200%), 12/25/2046 (b)(i)	33,112,269	29,104,393
Residential Accredit Loans, Inc. Trust, Series 2007-QO4, Class A1A, 2.700% (1 Month LIBOR USD + 0.190%), 5/25/2047 (b)	2,576,450	2,443,822
Residential Asset Securitization Trust, Series 2007-A8, Class 3A1, 6.203%, 8/25/2022 (e)	978,673	842,945
Residential Asset Securitization Trust, Series 2004-A9, Class A4, 5.250%, 12/25/2034	6,781,033	6,899,620
Residential Asset Securitization Trust, Series 2005-A3, Class AX, 0.317%, 4/25/2035 (e)(g)(h)	26,412,051	382,288
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 2.960% (1 Month LIBOR USD + 0.450%), 4/25/2035 (b)	4,250,747	3,137,396
Residential Asset Securitization Trust, Series 2005-A6CB, Class A2, 5.500%, 6/25/2035	5,645,795	5,419,110
Residential Asset Securitization Trust, Series 2005-A6CB, Class A1, 5.500%, 6/25/2035	5,260,487	4,860,206
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	5,820,577	5,404,429
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,635,465	1,532,175
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%, 10/25/2035 (c)	995,239	628,397
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 2.960% (1 Month LIBOR USD + 0.450%), 10/25/2035 (b)	3,215,822	2,509,650
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	2,889,191	2,658,024
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 2.960% (1 Month LIBOR USD + 0.450%), 11/25/2035 (b)	1,407,215	1,010,634
Residential Asset Securitization Trust, Series 2005-A12, Class A6, 3.010% (1 Month LIBOR USD + 0.500%), 11/25/2035 (b)	6,910,802	5,130,441

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	$904,873	$766,717
Residential Asset Securitization Trust, Series 2006-A4, Class 2A1, 3.210% (1 Month LIBOR USD + 0.700%), 5/25/2036 (b)	1,441,670	1,293,214
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 3.210% (1 Month LIBOR USD + 0.700%), 5/25/2036 (b)	2,347,855	1,256,227
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1, 6.500%, 7/25/2036	7,680,581	4,575,706
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036	6,473,502	3,526,557
Residential Asset Securitization Trust, Series 2006-A8, Class 2A1, 6.500%, 8/25/2036	1,682,151	990,619
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036	10,633,147	6,757,865
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036	10,706,058	7,014,620
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A4, 6.000%, 12/25/2036	3,235,541	1,925,859
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%, 2/25/2037	8,882,851	4,842,922
Residential Asset Securitization Trust, Series 2006-A16, Class 2A3, 6.609%, 2/25/2037 (e)	23,784,562	13,237,512
Residential Asset Securitization Trust, Series 2007-A6, Class 1A4, 6.000%, 6/25/2037	3,308,816	3,005,960
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037	3,672,357	2,688,720
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (c)	141,490	115,855
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 2A, 4.670%, 11/25/2035 (e)	443,361	422,996
Residential Funding Mortgage Securities Trust, Series 2005-S9, Class AP, 0.000%, 12/25/2035 (c)	387,880	308,165
Residential Funding Mortgage Securities Trust, Series 2006-S2, Class AP, 0.000%, 2/25/2036 (c)	37,750	30,827
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 4.638%, 2/25/2036 (e)	1,770,172	1,611,349
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (c)	226,601	186,953
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (c)	85,572	64,029
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A10, 6.000%, 6/25/2036	427,960	419,075
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12, 6.000%, 6/25/2036	1,275,052	1,275,572
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9, 6.000%, 6/25/2036	1,654,983	1,620,925
Residential Funding Mortgage Securities Trust, Series 2006-S6, Class A14, 6.000%, 7/25/2036	252,377	239,838
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	119,175	113,914
Residential Funding Mortgage Securities Trust, Series 2006-S9, Class A4, 5.750%, 9/25/2036	8,633,417	8,317,425
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (c)	53,839	38,786
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	1,016,756	967,924
Residential Funding Mortgage Securities Trust, Series 2006-S11, Class AP, 0.000%, 11/25/2036 (c)	82,843	58,093
Residential Funding Mortgage Securities Trust, Series 2006-S12, Class 2AP, 0.000%, 12/25/2036 (c)	50,777	39,818
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	3,247,329	3,101,524
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (c)	483,754	364,376
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 5.509% (1 Month LIBOR USD + 3.000%), 6/15/2033 (a)(b)	4,750,000	4,726,013
Sequoia Mortgage Trust, Series 2003-8, Class A1, 3.143% (1 Month LIBOR USD + 0.640%), 1/20/2034 (b)	981,822	963,496
Sequoia Mortgage Trust, Series 2004-4, Class A, 3.214% (6 Month LIBOR USD + 0.520%), 5/20/2034 (b)	1,571,305	1,517,385
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 3.614% (6 Month LIBOR USD + 1.100%), 8/20/2034 (b)	81,727	79,679
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.502%, 3/20/2035 (e)(h)	11,481,543	168,584

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 2.703% (1 Month LIBOR USD + 0.200%), 7/20/2036 (b)	$668,021	$635,952
Sequoia Mortgage Trust, Series 2007-2, Class 2AA1, 3.889%, 1/20/2038 (e)	729,316	683,774
Sequoia Mortgage Trust, Series 2014-3, Class AI01, 0.250%, 10/25/2044 (a)(h)	6,031,996	58,046
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 3.866%, 10/20/2046 (e)	5,133,443	4,468,010
Sequoia Mortgage Trust, Series 2007-1, Class 2A1, 4.130%, 2/20/2047 (e)	1,576,991	1,500,429
SG Residential Mortgage Trust, Series 2018-1, Class A3, 3.735%, 4/25/2048 (a)	2,278,826	2,282,139
SG Residential Mortgage Trust, Series 2018-1, Class M1, 4.330%, 4/25/2048 (a)	6,571,715	6,582,808
STACR Trust, Series 2018-DNA2, Class M2, 4.660% (1 Month LIBOR USD + 2.150%), 12/26/2030 (a)(b)	5,500,000	5,441,452
STACR Trust, Series 2018-DNA3, Class M2, 4.610% (1 Month LIBOR USD + 2.100%), 9/25/2048 (a)(b)	5,500,000	5,400,593
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A, 2.880% (1 Month LIBOR USD + 0.370%), 7/25/2034 (b)	158,757	157,476
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A, 4.417%, 3/25/2035 (e)	1,686,974	1,667,124
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-9, Class AX, 0.187%, 5/25/2035 (e)(h)	48,610,299	1,121,197
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1, 4.300%, 9/25/2035 (e)	4,918,310	4,586,260
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 4A1, 4.147%, 1/25/2036 (e)	1,542,121	1,457,184
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 2.730% (1 Month LIBOR USD + 0.220%), 5/25/2037 (b)	6,365,799	6,010,817
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 2A1, 2.700% (1 Month LIBOR USD + 0.190%), 7/25/2037 (b)	764,223	718,411
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 4.020% (1 Month LIBOR USD + 1.500%), 9/25/2037 (b)	1,733,030	1,673,383
Structured Asset Mortgage Investments II Trust, Series 2004-AR7, Class X, 0.584%, 4/19/2035 (e)(g)(h)	16,638,814	439,614
Structured Asset Mortgage Investments II Trust, Series 2006-AR7, Class A1BG, 2.630% (1 Month LIBOR USD + 0.120%), 8/25/2036 (b)	7,645,008	7,087,366
Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 1X, 0.778%, 5/25/2045 (e)(g)(h)	18,174,994	716,149
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 4A, 4.497%, 10/25/2036 (a)(e)	596,716	588,454
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 4.574%, 3/25/2033 (e)	53,408	53,757
Structured Asset Securities Corp. Trust, Series 2005-10, Class 5A4, 5.750%, 12/25/2034	58,556	56,679
Structured Asset Securities Corp. Trust, Series 2005-1, Class AP, 0.000%, 2/25/2035 (c)	62,999	45,906
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class A, 3.192%, 4/25/2023 (a)(e)	2,649,870	2,632,702
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 6/25/2024 (a)(e)	7,000,000	6,989,535
TBW Mortgage-Backed Trust Series, Series 2006-3, Class 2A1, 6.500%, 7/25/2036	4,316,742	3,206,455
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class F, 6.465% (1 Month LIBOR USD + 3.952%), 11/11/2034 (a)(b)	2,316,126	2,281,949
Toorak Mortgage Ltd., Series 2018-1, Class A1, 4.336%, 8/25/2021 (a)(d)	12,000,000	11,915,616
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class F, 4.892%, 5/11/2063 (a)(e)	7,000,000	4,970,084
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFX, 3.000%, 5/25/2047 (a)(e)	866,084	862,363

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, 3.760% (1 Month LIBOR USD + 1.250%), 5/25/2047 (a)(b)	$541,303	$542,657
Velocity Commercial Capital Loan Trust, Series 2017-2, Class AFX, 3.070%, 11/25/2047 (a)(e)	5,188,976	5,147,246
Velocity Commercial Capital Loan Trust, Series 2018-1, Class A, 3.590%, 4/25/2048 (a)	4,406,784	4,413,495
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M1, 3.910%, 4/25/2048 (a)	4,101,433	4,109,385
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M2, 4.260%, 4/25/2048 (a)	1,436,961	1,439,777
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M3, 4.410%, 4/25/2048 (a)	838,708	842,020
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.260%, 4/25/2048 (a)	814,828	816,196
Velocity Commercial Capital Loan Trust, Series 2018-2, Class M1, 4.260%, 10/25/2048 (a)	1,745,936	1,760,007
Verus Securitization Trust, Series 2017-SG1A, Class A1, 2.690%, 11/25/2047 (a)(e)	11,276,077	11,190,187
Verus Securitization Trust, Series 2017-SG1A, Class B1, 3.615%, 11/25/2047 (a)(d)	8,711,571	8,650,756
Verus Securitization Trust, Series 2018-1, Class A1, 2.929%, 1/25/2058 (a)(e)	3,418,450	3,424,818
Verus Securitization Trust, Series 2018-1, Class A2, 3.031%, 1/25/2058 (a)(e)	828,546	830,115
Verus Securitization Trust, Series 2018-INV1, Class B1, 4.553%, 3/25/2058 (a)	9,443,551	9,413,133
Verus Securitization Trust, Series 2018-INV1, Class B2, 5.648%, 3/25/2058 (a)(e)	6,700,000	6,714,626
Verus Securitization Trust, Series 2018-3, Class M1, 4.595%, 10/25/2058 (a)(e)	8,000,000	8,061,896
Verus Securitization Trust, Series 2018-INV2, Class A3, 4.705%, 10/25/2058 (a)	7,091,863	7,106,969
Verus Securitization Trust, Series 2018-3, Class B1, 5.694%, 10/25/2058 (a)(e)	3,400,000	3,437,903
VMC Finance LLC, Series 2018-FL1, Class D, 5.908% (1 Month LIBOR USD + 3.400%), 3/16/2035 (a)(b)	4,500,000	4,517,924
VMC Finance LLC, Series 2018-FL1, Class C, 4.758% (1 Month LIBOR USD + 2.250%), 4/15/2035 (a)(b)	6,750,000	6,748,502
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class D, 5.773%, 2/15/2051 (e)	7,000,000	478,695
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2, 2.446% (1 Month LIBOR USD + 0.150%), 8/25/2036 (b)	29,235,166	17,116,400
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A1, 2.446% (1 Month LIBOR USD + 0.050%), 8/25/2036 (b)	6,915,581	3,905,906
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3, 2.446% (1 Month LIBOR USD + 0.240%), 8/25/2036 (b)	3,436,760	2,077,154
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 2.590% (1 Month LIBOR USD + 0.080%), 1/25/2037 (b)	11,305,736	7,706,973
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 2.690% (1 Month LIBOR USD + 0.180%), 1/25/2037 (b)	3,873,142	2,610,769
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class B1, 3.952%, 6/25/2034 (e)	1,468,808	1,446,604
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4, Class A5, 3.735%, 4/25/2035 (e)	1,477,759	1,505,637
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A2, 4.270%, 12/25/2035 (e)	26,496,592	26,913,701
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 1A2, 4.307%, 1/25/2036 (e)(i)	30,513,085	30,981,155
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 1A1, 3.872%, 9/25/2036 (e)	694,195	649,940
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1A4, 3.883%, 10/25/2036 (e)	4,924,381	4,770,405
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A3, 3.703%, 11/25/2036 (e)	1,555,350	1,488,341
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A2, 3.703%, 11/25/2036 (e)	289,515	272,389

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 1A1, 3.593%, 6/25/2037 (e)	$4,016,378	$3,845,095
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 0.439%, 7/25/2044 (e)(g)(h)	28,959,362	834,464
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR11, Class X, 0.299%, 8/25/2045 (e)(g)(h)	69,707,260	1,937,722
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class X, 0.328%, 10/25/2045 (e)(g)(h)	97,846,470	2,737,353
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class X, 0.755%, 11/25/2045 (e)(g)(h)	46,649,318	2,543,741
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19, Class A1B2, 2.920% (1 Month LIBOR USD + 0.410%), 12/25/2045 (b)	140,357	137,689
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR1, Class 2A1A, 3.322% (12 Month US Treasury Average + 1.070%), 1/25/2046 (b)	2,575,115	2,522,044
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR7, Class CXPP, 0.254%, 7/25/2046 (e)(h)	25,112,024	276,986
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR7, Class 2A, 3.232% (12 Month US Treasury Average + 0.980%), 7/25/2046 (b)	3,865,555	3,605,554
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 2XPP, 0.704%, 8/25/2046 (e)(h)	10,150,006	325,155
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 2A, 2.579% (11th District Cost of Funds Index + 1.500%), 8/25/2046 (b)	12,111,506	11,435,308
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 1A, 3.252% (12 Month US Treasury Average + 1.000%), 8/25/2046 (b)	5,051,219	4,658,189
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 1A, 3.132% (12 Month US Treasury Average + 0.880%), 10/25/2046 (b)	7,297,249	6,603,193
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR17, Class 1A, 2.977% (12 Month US Treasury Average + 0.820%), 12/25/2046 (b)	10,182,756	9,377,504
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA2, Class 1A, 2.952% (12 Month US Treasury Average + 0.700%), 3/25/2047 (b)	11,608,812	10,472,042
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (c)	4,232	3,738
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB9, 2.910% (1 Month LIBOR USD + 0.400%), 6/25/2035 (b)	162,952	139,810
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB3, 2.960% (1 Month LIBOR USD + 0.450%), 6/25/2035 (b)(i)	17,753,776	14,683,332
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-7, Class 3CB, 6.500%, 8/25/2035	962,171	846,266
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, 3.860% (1 Month LIBOR USD + 1.350%), 11/25/2035 (b)	3,198,423	2,496,728
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 2.770% (1 Month LIBOR USD + 0.260%), 12/25/2035 (b)	5,357,612	4,807,246
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-10, Class 4CB3, 3.110% (1 Month LIBOR USD + 0.600%), 12/25/2035 (b)	3,827,690	3,353,018
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A2, 5.750%, 1/25/2036	3,819,768	3,449,197
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR1, Class A1A, 2.760% (1 Month LIBOR USD + 0.250%), 2/25/2036 (b)	5,265,212	4,530,273

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-1, Class 2XB1, 7.000%, 2/25/2036	$6,267,791	$5,463,815
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A1, 2.630% (1 Month LIBOR USD + 0.120%), 10/25/2036 (b)	13,554,615	7,333,724
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A3B, 4.510%, 10/25/2036 (d)	3,865,132	2,431,233
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A5, 4.510%, 10/25/2036 (d)	9,579,677	6,416,247
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A4, 4.510%, 10/25/2036 (d)	10,323,433	6,526,381
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR10, Class A2A, 2.680% (1 Month LIBOR USD + 0.170%), 12/25/2036 (b)	17,352,802	15,450,831
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A1, 2.600% (1 Month LIBOR USD + 0.090%), 2/25/2037 (b)	11,231,744	7,421,936
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A2A, 2.670% (1 Month LIBOR USD + 0.160%), 2/25/2037 (b)	8,736,864	6,971,493
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A3A, 2.740% (1 Month LIBOR USD + 0.230%), 2/25/2037 (b)	8,791,189	7,000,310
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-3, Class A19, 6.000%, 4/25/2037 (i)	10,857,352	10,647,208
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OC2, Class A3, 2.820% (1 Month LIBOR USD + 0.310%), 6/25/2037 (b)	2,459,443	2,225,336
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 0.191%, 10/25/2046 (e)(h)	23,630,647	817,904
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 2A, 3.102% (12 Month US Treasury Average + 0.850%), 10/25/2046 (b)(i)	21,061,566	17,756,269
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR9, Class CX2P, 0.260%, 11/25/2046 (e)(h)	59,718,719	677,031
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR9, Class 1A, 3.082% (12 Month US Treasury Average + 0.830%), 11/25/2046 (b)	8,995,066	8,158,696
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA1, Class 2A, 2.972% (12 Month US Treasury Average + 0.720%), 12/25/2046 (b)	8,725,625	7,729,490
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 2A, 3.002% (12 Month US Treasury Average + 0.750%), 2/25/2047 (b)	21,676,242	19,239,052
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 5A, 2.329% (11th District Cost of Funds Index + 1.250%), 4/25/2047 (b)	1,663,418	1,416,920
Washington Mutual Pass-Through Certificates Trust, Series 2005-AR1, Class X, 0.434%, 1/25/2045 (e)(g)(h)	57,008,605	1,225,172
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A9, 3.000% (1 Month LIBOR USD + 0.490%), 3/25/2037 (b)	2,246,970	1,853,067
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, 3.050% (1 Month LIBOR USD + 0.540%), 3/25/2037 (b)	4,998,143	4,118,555
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%, 7/25/2037	3,671,457	3,341,231
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%, 7/25/2037	4,027,578	3,665,321
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class C, 3.894%, 2/18/2048	100,000	95,956
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class C, 4.420%, 12/17/2059 (e)	8,000,000	7,912,808
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.750%, 4/25/2020	1,237	1,240
Wells Fargo Mortgage Backed Securities Trust, Series 2003-L, Class 1A4, 4.741%, 11/25/2033 (e)	12,803	12,747

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A5, 4.522%, 3/25/2035 (e)	$82,736	$81,956
Wells Fargo Mortgage Backed Securities Trust, Series 2005-8, Class A1, 5.500%, 10/25/2035	7,883	7,931
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 4.521%, 8/25/2036 (e)	484,504	468,359
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 4.622%, 9/25/2036 (e)	581,104	587,438
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 4.712%, 9/25/2036 (e)	906,528	919,935
Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A18, 6.000%, 9/25/2036	1,343,046	1,291,881
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 4.668%, 10/25/2036 (e)	1,772,910	1,711,990
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A8, 6.000%, 7/25/2037 (d)	2,077,435	2,074,526
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A5, 6.000%, 7/25/2037	933,204	931,898
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A7, 6.000%, 7/25/2037	792,134	791,025
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A18, 6.000%, 7/25/2037	288,950	288,545
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 2A5, 6.250%, 7/25/2037	46,743	46,268
Wells Fargo Mortgage Backed Securities Trust, Series 2007-13, Class A3, 0.000%, 9/25/2037 (c)	19,911	16,464
Wells Fargo Mortgage Backed Securities Trust, Series 2007-15, Class A1, 6.000%, 11/25/2037	1,666,144	1,647,786
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (c)	50,452	40,785
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class G, 5.529% (1 Month LIBOR USD + 3.020%), 11/15/2029 (a)(b)	6,427,417	6,387,638
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C, 4.290%, 11/18/2047 (e)	801,000	772,704
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class C, 4.513%, 5/17/2047 (e)	2,000,000	1,955,838

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost – $4,920,324,723)		4,866,141,590

Corporate Obligations – 5.39%
Consumer, Cyclical – 0.06%
Century Communities, Inc., 6.875%, 5/15/2022	4,504,000	4,548,590

Energy – 0.07%
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (a)	5,000,000	4,556,250

Financial – 5.26%
Ambac Assurance Corp., 5.100%, 6/7/2020 (a)(i)	207,460	279,552
Ambac LSNI LLC, 7.803% (3 Month LIBOR USD + 5.000%), 2/12/2023 (a)(b)(i)	662,711	670,166
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (b)	4,000,000	4,052,555
Arbor Realty Trust, Inc., 5.625%, 5/1/2023	5,000,000	5,128,605
Atlantic Capital Bancshares, Inc., 6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)(b)	2,000,000	2,029,521
Avidbank Holdings, Inc., 6.875% (3 Month LIBOR USD + 5.367%), 11/15/2025 (a)(b)	8,000,000	8,175,441
Banc of California, Inc., 5.250%, 4/15/2025	4,650,000	4,669,383
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(b)	9,000,000	9,171,730
Business Development Corp. of America, 4.750%, 12/30/2022 (a)	6,000,000	6,016,049
Cadence BanCorp, 4.875%, 6/28/2019 (a)	200,000	200,139
Cadence BanCorp, 6.500% (3 Month LIBOR USD + 4.663%), 3/11/2025 (a)(b)	10,500,000	10,738,033
Capital Bancorp, Inc., 6.950% (3 Month LIBOR USD + 5.337%), 12/1/2025 (a)(b)	6,250,000	6,393,600

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Citadel LP, 5.375%, 1/17/2023 (a)	$2,000,000	$2,009,043
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (b)	10,125,000	10,327,581
Durant Bancorp, Inc., 5.875% (3 Month LIBOR USD + 3.742%), 3/15/2027 (a)(b)	1,200,000	1,222,086
Ellington Financial LLC, 5.250%, 9/1/2022	4,000,000	3,916,933
Empire Bancorp, Inc., 7.375%, 12/17/2025 (a)	7,500,000	7,824,436
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (b)	16,000,000	16,287,174
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(b)	5,000,000	5,068,934
Fifth Third Bank, 2.200%, 10/30/2020	1,500,000	1,479,680
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (b)	4,000,000	4,086,027
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (b)	2,000,000	2,089,760
First Busey Corp., 4.750% (3 Month London Interbank Bid Rate GBP + 2.919%), 5/25/2027 (b)	200,000	204,400
First Charter Capital Trust, 4.478% (3 Month LIBOR USD + 1.690%), 9/15/2035 (b)	4,000,000	3,885,780
First Commonwealth Bank, 4.875% (3 Month LIBOR USD + 1.845%), 6/1/2028 (b)	3,000,000	2,986,097
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	8,500,000	8,985,196
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(b)	4,500,000	4,464,887
First NBC Bank Holding Co., 5.750%, 2/18/2025 (g)(o)(p)	13,500,000	2,700,000
First Priority Bank, 7.000%, 11/30/2025 (a)	6,000,000	6,220,196
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (b)	2,000,000	2,062,826
Goldman Sachs Group, Inc., 3.272% (3 Month LIBOR USD + 1.201%), 9/29/2025 (b)	1,500,000	1,457,561
Great Southern Bancorp, Inc., 5.250% (3 Month LIBOR USD + 4.087%), 8/15/2026 (b)	1,000,000	1,004,572
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.315%), 3/30/2027 (b)	5,400,000	5,441,734
Hildene Collateral Management Co. LLC, 5.500%, 12/28/2042 (a)	2,000,000	2,088,487
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.575%), 4/15/2027 (b)	950,000	962,101
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (b)	1,500,000	1,530,256
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(b)	5,000,000	5,137,163
JPMorgan Chase & Co., 3.041% (3 Month LIBOR USD + 0.500%), 2/1/2027 (b)	1,673,000	1,507,323
JPMorgan Chase & Co., 3.753% (3 Month LIBOR USD + 0.950%), 9/30/2034 (b)	3,400,000	2,928,913
KeyCorp Capital I, 3.537% (3 Month LIBOR USD + 0.740%), 7/1/2028 (b)	5,000,000	4,404,850
Kingstone Cos, Inc., 5.500%, 12/30/2022	3,000,000	2,937,972
Lakeland Bancorp, Inc., 5.125% (3 Month LIBOR USD + 3.970%), 9/30/2026 (b)	2,900,000	2,903,503
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	19,800,000	20,620,964
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (b)	2,750,000	2,806,983
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (a)	2,500,000	2,500,000
Marquis Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.760%), 10/30/2026 (a)(b)	4,000,000	4,119,059
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.545%), 7/1/2026 (a)(b)	2,500,000	2,566,050
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(b)	1,000,000	1,022,439
Midland States Bancorp, Inc., 6.500%, 6/18/2025	15,000,000	15,692,861
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,008,193
MM Finished Lots Holdings LLC, 7.250%, 1/31/2024 (a)	2,000,000	2,005,000
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (b)	5,000,000	5,012,919
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(b)	1,800,000	1,778,380
Noah Bank, 9.000%, 4/17/2025	4,500,000	4,761,863
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (a)	6,500,000	6,821,107
Orrstown Financial Services, Inc., 6.000% (3 Month LIBOR USD + 3.160%), 12/30/2028 (a)(b)	2,000,000	2,042,731
Plaza Bancorp, 7.125%, 6/26/2025 (a)	5,000,000	5,247,304
PNC Bank NA, 2.600%, 7/21/2020	3,000,000	2,987,099
PNC Bank NA, 2.500%, 1/22/2021	1,300,000	1,287,556
PNC Bank NA, 2.450%, 7/28/2022	2,000,000	1,952,592

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.673%), 6/15/2026 (b)	$4,938,000	$5,007,605
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(b)	4,000,000	4,144,364
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (a)	3,000,000	3,072,840
Renasant Corp., 8.500%, 6/27/2024 (a)	10,000,000	10,389,154
Revere Bank, 5.625% (3 Month LIBOR USD + 4.409%), 9/30/2026 (b)	6,500,000	6,580,950
Simmons First National Corp., 5.000% (3 Month LIBOR USD + 2.150%), 4/1/2028 (b)	5,250,000	5,243,454
Southcoast Capital, 3.837%, 9/30/2035 (e)	4,000,000	3,520,000
Southern National Bancorp of Virginia, Inc., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(b)	1,000,000	1,016,667
Southside Bancshares, Inc. 5.500%, (3 Month LIBOR USD + 4.297%), 9/30/2026 (b)	3,000,000	3,028,127
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(b)	6,750,000	6,941,724
Synovus Financial Corp., 5.750% (3 Month LIBOR USD + 4.182%), 12/15/2025 (b)	5,021,000	5,096,315
TIAA FSB Holdings, Inc., 5.750%, 7/2/2025	1,750,000	1,816,750
TIAA FSB Holdings, Inc., 6.000% (3 Month LIBOR USD + 4.704%), 3/15/2026 (b)	5,000,000	5,134,263
TIAA FSB Holdings, Inc., 4.329%, 1/7/2035 (e)	5,000,000	4,750,000
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (b)	6,500,000	6,475,234
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (b)	7,500,000	7,729,543
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)	3,000,000	3,000,000
United Financial Bancorp, Inc., 5.750%, 10/1/2024	10,400,000	10,585,848
United Insurance Holdings Corp., 6.250%, 12/15/2027	7,000,000	7,273,081
USAmeriBancorp, Inc., 6.250% (3 Month LIBOR USD + 4.945%), 4/1/2026 (a)(b)	3,000,000	3,083,429
Wachovia Capital Trust II, 3.287% (3 Month LIBOR USD + 0.500%), 1/15/2027 (b)	4,000,000	3,578,880
Wells Fargo & Co., 2.150%, 1/30/2020	3,775,000	3,749,803
WSFS Cap Trust, 4.070%, 6/1/2035 (a)(e)	4,000,000	3,560,000
WT Holdings, Inc., 7.000%, 4/30/2023 (a)	2,700,000	2,715,755
Your Community Bank, 6.250% (3 Month LIBOR USD + 4.590%), 12/15/2025 (b)	2,000,000	2,034,859
ZAIS Group LLC, 7.000%, 11/15/2023 (a)	2,000,000	2,018,842

		381,430,832

TOTAL CORPORATE OBLIGATIONS – (Cost – $394,181,706)		390,535,672

Investment Companies – 1.72%	Shares
Affiliated Mutual Funds – 1.72%
Angel Oak Financials Income Fund, Institutional Class	3,324,904	30,988,109
Angel Oak High Yield Opportunities Fund, Institutional Class	1,919,715	21,788,768
Angel Oak UltraShort Income Fund, Institutional Class	7,151,375	71,656,778

TOTAL INVESTMENT COMPANIES (Cost – $125,493,058)		124,433,655

Mortgage Backed Securities – U.S. Government Agency Issues – 4.82%	Principal Amount
Federal Home Loan Mortgage Corp., Series 2016-KF14, Class B, 11.303% (1 Month LIBOR USD + 8.800%), 1/25/2023 (a)(b)	$2,237,974	2,404,598
Federal Home Loan Mortgage Corp., Series 2017-KF28, Class B, 6.503% (1 Month LIBOR USD + 4.000%), 1/25/2024 (a)(b)	1,385,834	1,428,861

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Mortgage Backed Securities – U.S. Government Agency Issues – (continued)
Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M3, 7.010% (1 Month LIBOR USD + 4.500%), 2/26/2024 (b)	$5,000,000	$5,609,505
Federal Home Loan Mortgage Corp., Series 2017-KF36, Class B, 5.153% (1 Month LIBOR USD + 2.650%), 8/25/2024 (a)(b)	4,461,268	4,573,246
Federal Home Loan Mortgage Corp., Series 2017-K728, Class B, 3.647%, 9/25/2024 (a)(e)	6,000,000	6,062,556
Federal Home Loan Mortgage Corp., Series 2018-KF42, Class B, 4.703% (1 Month LIBOR USD + 2.200%), 12/25/2024 (a)(b)	5,158,848	5,174,155
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3, 6.660% (1 Month LIBOR USD + 4.150%), 1/27/2025 (b)	3,802,430	4,071,251
Federal Home Loan Mortgage Corp., Series 2018-K731, Class B, 3.910%, 2/25/2025 (a)	8,750,000	8,676,220
Federal Home Loan Mortgage Corp., Series 2018-KF44, Class B, 4.653% (1 Month LIBOR USD + 2.150%), 2/25/2025 (a)(b)	4,407,743	4,405,010
Federal Home Loan Mortgage Corp., Series 2015-HQ1, Class M3, 6.310% (1 Month LIBOR USD + 3.800%), 3/25/2025 (b)	1,650,000	1,747,040
Federal Home Loan Mortgage Corp., Series KJ20, Class A2, 3.799%, 12/25/2025	4,785,000	4,946,250
Federal Home Loan Mortgage Corp., Series KF16, Class A, 3.133% (1 Month LIBOR USD + 0.630%), 3/25/2026 (b)	215,667	215,936
Federal Home Loan Mortgage Corp., Series 2017-KSW2, Class B, 5.153% (1 Month LIBOR USD + 2.650%), 5/25/2027 (a)(b)	7,941,733	7,898,737
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B, 5.053% (1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(b)	2,285,202	2,342,560
Federal Home Loan Mortgage Corp., Series 2017-KF37, Class B, 5.253% (1 Month LIBOR USD + 2.750%), 6/25/2027 (a)(b)	7,338,869	7,449,195
Federal Home Loan Mortgage Corp., Series 2017-K66, Class B, 4.036%, 7/25/2027 (a)(e)	7,250,000	7,180,277
Federal Home Loan Mortgage Corp., Series 2017-K67, Class B, 3.944%, 8/25/2027 (a)(e)	2,300,000	2,277,232
Federal Home Loan Mortgage Corp., Series 2017-K69, Class B, 3.726%, 9/25/2027 (a)(e)	500,000	483,535
Federal Home Loan Mortgage Corp., Series K070, Class X1, 0.327%, 11/25/2027 (e)(h)	60,835,232	1,594,187
Federal Home Loan Mortgage Corp., Series 2017-K71, Class C, 3.753%, 11/25/2027 (a)(e)	2,600,000	2,391,893
Federal Home Loan Mortgage Corp., Series 2017-KF40, Class B, 5.203% (1 Month LIBOR USD + 2.700%), 11/25/2027 (a)(b)	3,265,207	3,314,139
Federal Home Loan Mortgage Corp., Series 2018-SB48, Class A10F, 3.370%, 2/25/2028 (e)	4,420,040	4,474,725
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M2, 5.160% (1 Month LIBOR USD + 2.650%), 3/27/2028 (b)	841,763	852,963
Federal Home Loan Mortgage Corp., Series 2018-K76, Class C, 4.205%, 4/25/2028 (a)(e)	8,000,000	7,457,632
Federal Home Loan Mortgage Corp., Series 2018-K77, Class C, 4.159%, 5/25/2028 (a)	8,750,000	8,123,272
Federal Home Loan Mortgage Corp., Series 2015-HQA2, Class M2, 5.310% (1 Month LIBOR USD + 2.800%), 5/25/2028 (b)	1,319,948	1,346,179
Federal Home Loan Mortgage Corp., Series 2018-K80, Class B, 4.229%, 7/25/2028 (a)(e)	2,750,000	2,686,816
Federal Home Loan Mortgage Corp., Series 2018-KR07, Class B, 4.081%, 9/25/2028 (a)(e)	2,250,000	2,028,994
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M2, 5.260% (1 Month LIBOR USD + 2.750%), 9/25/2028 (b)	1,869,099	1,896,898
Federal Home Loan Mortgage Corp., Series 2018-K84, Class B, 4.182%, 10/25/2028 (a)(e)	4,500,000	4,505,989
Federal Home Loan Mortgage Corp., Series 2016-DNA2, Class M2, 4.710% (1 Month LIBOR USD + 2.200%), 10/25/2028 (b)	1,471,578	1,482,228
Federal Home Loan Mortgage Corp., Series K087, Class X1, 0.363%, 12/25/2028 (h)	213,500,000	6,878,757
Federal Home Loan Mortgage Corp., Series 2016-HQA3, Class M3, 6.360% (1 Month LIBOR USD + 3.850%), 3/26/2029 (b)	3,900,000	4,335,162

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Mortgage Backed Securities – U.S. Government Agency Issues – (continued)
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M2, 5.960% (1 Month LIBOR USD + 3.450%), 10/25/2029 (b)	$2,170,000	$2,347,552
Federal Home Loan Mortgage Corp., Series 2017-DNA3, Class M2, 5.010% (1 Month LIBOR USD + 2.500%), 3/25/2030 (b)	10,750,000	11,012,762
Federal Home Loan Mortgage Corp., Series 2017-HQA3, Class M2, 4.860% (1 Month LIBOR USD + 2.350%), 4/25/2030 (b)	6,000,000	6,085,176
Federal Home Loan Mortgage Corp., Series 2018-HQA1, Class M2, 4.810% (1 Month LIBOR USD + 2.300%), 9/25/2030 (b)	7,800,000	7,754,432
Federal Home Loan Mortgage Corp., Series K156, Class A2, 3.700%, 1/25/2033	2,500,000	2,597,538
Federal Home Loan Mortgage Corp., Series 4658, Class CE, 3.000%, 7/15/2040	1,363,555	1,371,502
Federal Home Loan Mortgage Corp., Series Q004, Class A4H, 2.793%, 8/25/2046 (e)	6,250,127	6,296,647
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1, 3.864%, 5/25/2047 (a)(e)	7,893,687	7,947,301
Federal Home Loan Mortgage Corp., Series 2016-K58, Class B, 3.739%, 9/25/2049 (a)(e)	5,000,000	4,953,235
Federal Home Loan Mortgage Corp., Series 2017-K724, Class B, 3.487%, 12/25/2049 (a)(e)	1,500,000	1,483,497
Federal Home Loan Mortgage Corp., Series 2017-K61, Class B, 3.683%, 12/25/2049 (a)(e)	6,250,000	6,175,144
Federal Home Loan Mortgage Corp., Series 2017-K62, Class B, 3.875%, 1/25/2050 (a)(e)	7,940,000	7,893,138
Federal Home Loan Mortgage Corp., Series 2017-K65, Class B, 4.073%, 7/25/2050 (a)(e)	6,000,000	5,942,562
Federal Home Loan Mortgage Corp., Series 2019-K87, Class C, 4.322%, 1/25/2051 (a)(e)	4,500,000	4,246,164
Federal Home Loan Mortgage Corp., Series 2019-K87, Class B, 4.322%, 1/25/2051 (a)(e)	6,000,000	6,000,264
Federal Home Loan Mortgage Corp., Series 2018-K79, Class C, 4.211%, 7/25/2051 (a)(e)	4,400,000	4,327,479
Federal National Mortgage Association, Series 2016-M6, Class ASQ2, 1.785%, 6/25/2019	38,175	38,067
Federal National Mortgage Association, Series 2014-C04, Class 2M2, 7.510% (1 Month LIBOR USD + 5.000%), 11/25/2024 (b)	3,132,243	3,478,109
Federal National Mortgage Association, Series 2018-M12, Class FA3, 3.170% (1 Month LIBOR USD + 0.700%), 6/25/2025 (b)	7,992,543	7,985,445
Federal National Mortgage Association, Series 2015-C03, Class 1M2, 7.510% (1 Month LIBOR USD + 5.000%), 7/25/2025 (b)	2,821,977	3,174,738
Federal National Mortgage Association, Series 2017-T1, Class A, 2.898%, 6/25/2027	10,087,366	9,554,733
Federal National Mortgage Association, Pool AN7838, 3.020%, 12/1/2027	7,522,000	7,583,853
Federal National Mortgage Association, Series 2013-24, Class LC, 1.500%, 3/25/2028	6,795,313	6,564,945
Federal National Mortgage Association, Series 2015-C04, Class 2M2, 8.060% (1 Month LIBOR USD + 5.550%), 4/25/2028 (b)	2,987,432	3,367,514
Federal National Mortgage Association, Pool AN8506, 3.410%, 5/1/2028	9,000,000	9,092,556
Federal National Mortgage Association, Series 2016-C04, Class 1M1, 3.960% (1 Month LIBOR USD + 1.450%), 1/25/2029 (b)	1,704,506	1,713,700
Federal National Mortgage Association, Series 2016-C05, Class 2M2, 6.960% (1 Month LIBOR USD + 4.450%), 1/25/2029 (b)	5,000,000	5,486,220
Federal National Mortgage Association, Series 2016-C06, Class 1M1, 3.810% (1 Month LIBOR USD + 1.300%), 4/25/2029 (b)	3,798,110	3,822,023
Federal National Mortgage Association, Series 2017-C02, Class 2M1, 3.660% (1 Month LIBOR USD + 1.150%), 9/25/2029 (b)	1,188,479	1,192,444
Federal National Mortgage Association, Series 2017-C03, Class 1M2, 5.510% (1 Month LIBOR USD + 3.000%), 10/25/2029 (b)	8,500,000	9,019,580
Federal National Mortgage Association, Series 2017-C04, Class 2M1, 3.360% (1 Month LIBOR USD + 0.850%), 11/26/2029 (b)	2,094,685	2,098,816
Federal National Mortgage Association, Series 2017-C04, Class 2M2, 5.360% (1 Month LIBOR USD + 2.850%), 11/26/2029 (b)	5,000,000	5,190,450
Federal National Mortgage Association, Series 2017-C05, Class 1M2, 4.710% (1 Month LIBOR USD + 2.200%), 1/25/2030 (b)	3,000,000	3,056,262

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Mortgage Backed Securities – U.S. Government Agency Issues – (continued)
Federal National Mortgage Association, Series 2017-C06, Class 1M2, 5.160% (1 Month LIBOR USD + 2.650%), 2/25/2030 (b)	$1,800,000	$1,862,404
Federal National Mortgage Association, Series 2017-C07, Class 2M2, 5.010% (1 Month LIBOR USD + 2.500%), 5/28/2030 (b)	4,750,000	4,841,267
Federal National Mortgage Association, Series 2018-C01, Class 1M2, 4.760% (1 Month LIBOR USD + 2.250%), 7/25/2030 (b)	3,000,000	3,040,194
Federal National Mortgage Association, Series 2018-C02, Class 2M1, 3.160% (1 Month LIBOR USD + 0.650%), 8/26/2030 (b)	3,294,642	3,297,778
Federal National Mortgage Association, Series 2018-C02, Class 2B1, 6.510% (1 Month LIBOR USD + 4.000%), 8/26/2030 (b)	8,500,000	8,442,157
Federal National Mortgage Association, Series 2018-C03, Class 1M2, 4.660% (1 Month LIBOR USD + 2.150%), 10/25/2030 (b)	6,700,000	6,708,388
Federal National Mortgage Association, Series 2018-C04, Class 2M2, 5.060% (1 Month LIBOR USD + 2.550%), 12/26/2030 (b)	9,400,000	9,470,951
Federal National Mortgage Association, Series 2018-C05, Class 1M2, 4.860% (1 Month LIBOR USD + 2.350%), 1/27/2031 (b)	3,361,499	3,357,889
Federal National Mortgage Association, Series 2018-C06, Class 2M2, 4.610% (1 Month LIBOR USD + 2.100%), 3/25/2031 (b)	7,900,000	7,796,289
Federal National Mortgage Association, Series 2015-22, Class IN, 3.000%, 3/25/2044 (h)	7,155,979	816,826
Government National Mortgage Association, Series 2014-118, Class HI, 4.000%, 3/20/2040 (h)	4,064,917	365,042

TOTAL MORTGAGE BACKED SECURITIES – U.S. GOVERNMENT AGENCY ISSUES – (Cost – $346,197,860)		349,169,031

Preferred Stocks – 0.18%	Shares
Financial – 0.04%
Morgan Stanley	130,497	2,595,585
Wells Fargo & Co.	23,990	574,561

		3,170,146

Real Estate Investment Trust – 0.14%
Ready Capital Corp., 6.500%, 4/30/2021	228,000	5,779,800
Sotherly Hotels LP, 7.250%, 2/15/2021	120,000	3,043,200
TriState Capital Holdings, Inc.	40,000	1,045,200

		9,868,200

TOTAL PREFERRED STOCKS (Cost – $13,181,416)		13,038,346

Whole Loans – 1.50%	Principal Amount
Agency High Balance Residential Mortgages, 4.500% to 5.500%, 05/19/2048 to 12/01/2048 (g)	$59,649,891	59,080,337
Agency High Balance Residential Mortgages, 4.125% to 5.125%, 09/15/2036 to 12/10/2037 (e)(g)	4,471,255	4,279,645
Residential Second Lien Mortgages, 4.949% to 11.149%, 09/01/2023 to 02/01/2049 (g)	27,332,123	28,406,355
Residential Transition Loans, 6.990% to 11.500%, 02/01/2019 to 06/01/2019 (g)(h)	17,158,987	17,178,496

TOTAL WHOLE LOANS (Cost – $109,515,801)		108,944,833

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

Short-Term Investments – 4.15%	Shares	Value
Money Market Funds – 4.15%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.270% (q)	300,695,175	$300,695,175

TOTAL SHORT – TERM INVESTMENTS (Cost – $300,695,175)		300,695,175

TOTAL INVESTMENTS – 104.80% (Cost – $7,674,968,677)		7,596,402,355

Liabilities in Excess of Other Assets – (4.80%)		(348,238,585)

NET ASSETS – 100.00%		$7,248,163,770

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of these securities amounted to $2,557,453,239 or 35.28% of net assets.

(b)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2019.
(c)	Principal Only Security.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2019.
(e)	Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2019.
(f)	Security purchased on a when-issued basis. On January 31, 2019, the total value of investments purchased on a when-issued basis was $41,951,274 or 0.58% of net assets.
(g)	Illiquid security. At January 31, 2019, the value of these securities amounted to $289,675,923 or 4.00% of net assets.
(h)	Interest Only Security.
(i)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2019, the value of securities pledged amounted to $902,741,433.
(j)	See Note 5 to the Financial Statements.
(k)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2019.
(l)

Security exempt from registration under Regulation S of the Securities Act of 1933. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of securities pledged amounted to $10,177,418 or 0.14% of net assets.

(m)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(n)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2019, the value of securities pledged amounted to $37,542,715.
(o)	As of January 31, 2019, the Fund has fair valued these securities. The value of these securities amounted to $2,700,000 or 0.04% of net assets. Value determined using significant unobservable inputs.
(p)	Non-income producing security. Item identified as in default as to the payment of interest.
(q)	Rate disclosed is the seven day yield as of January 31, 2019.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2019

Consolidated Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro$ Future	March 2019	(3,796)	$(923,898,950)	$(1,539,844)
3 Year ERIS Aged Standard Swap Future	June 2020	(227)	(22,022,677)	(100,289)
5 Year ERIS Aged Standard Swap Future	September 2020	(846)	(86,727,859)	(477,652)
3 Year ERIS Aged Standard Swap Future	December 2020	(173)	(17,189,713)	(120,892)
5 Year ERIS Aged Standard Swap Future	December 2020	(661)	(66,614,324)	(456,354)
4 Year ERIS Aged Standard Swap Future	March 2021	(27)	(2,624,470)	(21,932)
5 Year ERIS Aged Standard Swap Future	March 2021	(52)	(5,216,167)	(42,411)
3 Year ERIS Aged Standard Swap Future	March 2021	(526)	(51,404,560)	(432,951)
5 Year ERIS Aged Standard Swap Future	June 2021	(115)	(11,486,292)	(108,847)
3 Year ERIS Aged Standard Swap Future	June 2021	(1,395)	(136,285,641)	(1,326,227)
4 Year ERIS Aged Standard Swap Future	June 2021	(33)	(3,164,571)	(31,238)
4 Year ERIS Aged Standard Swap Future	September 2021	(490)	(48,265,882)	(530,719)
3 Year ERIS Aged Standard Swap Future	September 2021	(915)	(90,684,552)	(991,036)
5 Year ERIS Aged Standard Swap Future	December 2021	(6)	(579,818)	(7,243)
3 Year ERIS Aged Standard Swap Future	December 2021	(320)	(32,166,656)	(390,688)
4 Year ERIS Aged Standard Swap Future	March 2022	(366)	(35,889,960)	(490,403)
4 Year ERIS Aged Standard Swap Future	June 2022	(1,572)	(152,618,878)	(2,287,732)
5 Year ERIS Aged Standard Swap Future	September 2022	(117)	(11,479,607)	(184,661)
4 Year ERIS Aged Standard Swap Future	December 2022	(29)	(2,923,119)	(49,494)
5 Year ERIS Aged Standard Swap Future	December 2022	(36)	(3,564,792)	(61,067)
7 Year ERIS Aged Standard Swap Future	December 2022	(83)	(8,436,643)	(140,395)
5 Year ERIS Aged Standard Swap Future	June 2023	(1,006)	(98,179,463)	(1,901,239)
5 Year ERIS Aged Standard Swap Future	March 2024	(39)	(3,939,780)	(20,611)
7 Year ERIS Aged Standard Swap Future	September 2024	(25)	(2,468,287)	(58,158)
10 Year ERIS Aged Standard Swap Future	December 2024	(529)	(58,190,000)	(1,297,372)
10 Year ERIS Aged Standard Swap Future	September 2025	(178)	(18,841,656)	(475,598)
7 Year ERIS Aged Standard Swap Future	December 2025	(5)	(505,433)	(13,740)
10 Year ERIS Aged Standard Swap Future	September 2026	(186)	(18,419,487)	(541,781)
10 Year ERIS Aged Standard Swap Future	March 2027	(589)	(55,190,301)	(1,639,616)
10 Year ERIS Aged Standard Swap Future	June 2027	(13)	(1,183,319)	(38,927)
10 Year ERIS Aged Standard Swap Future	September 2027	(94)	(9,362,015)	(299,371)
10 Year ERIS Aged Standard Swap Future	December 2027	(47)	(4,663,552)	(152,543)
10 Year ERIS Aged Standard Swap Future	March 2028	(48)	(4,641,773)	(157,013)
10 Year ERIS Aged Standard Swap Future	June 2028	(105)	(10,139,451)	(349,807)
10 Year ERIS Aged Standard Swap Future	December 2028	(190)	(19,548,302)	(680,409)
10 Year ERIS Aged Standard Swap Future	March 2029	(177)	(18,203,565)	(190,795)

Total				$(17,609,055)

Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Bank of America Merrill Lynch	4.450%	1/3/2019	2/1/2019	$4,627,529	$4,611,000
RBC Capital Markets	3.207%	1/4/2019	2/4/2019	23,514,762	23,450,000

					$28,061,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Open Reverse Repurchase Agreements – (continued)

January 31, 2019

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments

January 31, 2019

	Principal Amount	Value
Collateralized Debt Obligations – 7.92%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (a)(b)	$3,725,000	$3,775,012
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (a)(b)(c)(d)	6,666,000	6,632,670

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost – $10,391,000)		10,407,682

Collateralized Loan Obligations – 5.08%
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 10.030% (3 Month LIBOR USD + 7.250%), 7/18/2028 (a)(e)	2,000,000	2,001,810
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class ER, 8.030% (3 Month LIBOR USD + 5.250%), 1/18/2029 (a)(d)(e)	2,000,000	1,889,578
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 4.143% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(e)	1,820,308	1,802,105
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 6.823% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(e)	1,000,000	985,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $6,847,763)		6,678,493

Common Stocks – 3.04%	Shares
Financial – 3.04%
Atlantic Capital Bancshares, Inc. (f)	21,116	381,777
Central Valley Community Bancorp	9,835	194,438
Chemung Financial Corp.	5,884	246,657
Codorus Valley Bancorp, Inc.	11,790	260,559
Community Financial Corp.	9,407	277,977
Community West Bancshares	27,432	278,435
Eagle Bancorp Montana, Inc.	13,161	235,319
Entegra Financial Corp. (f)	9,391	219,374
ESSA Bancorp, Inc.	10,400	156,624
Financial Institutions, Inc.	9,528	255,541
First Bank	26,322	295,859
First United Corp.	18,661	302,308
Pathfinder Bancorp, Inc.	12,684	180,113
Sandy Spring Bancorp, Inc.	8,230	268,380
Severn Bancorp, Inc.	19,490	160,793
Summit Financial Group, Inc.	11,693	275,136

TOTAL COMMON STOCKS (Cost – $4,424,512)		3,989,290

Corporate Obligations – 80.07%	Principal Amount
Financial – 80.07%
Allegiance Bank, 5.250% (3 Month LIBOR USD + 3.030%), 12/15/2027 (e)	$1,000,000	1,001,708
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (e)	2,960,000	2,998,890
Arbor Realty Trust, Inc., 5.625%, 5/1/2023	2,000,000	2,051,442
Atlantic Capital Bancshares, Inc., 6.250% (3 Month LIBOR USD + 4.680%), 9/30/2025 (a)(e)	2,605,000	2,643,451
Banc of California, Inc., 5.250%, 4/15/2025	2,000,000	2,008,337
BankUnited, Inc., 4.875%, 11/17/2025	1,719,000	1,761,195

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
BNC Bancorp, 5.500% (3 Month LIBOR USD + 3.590%), 10/1/2024 (e)	$1,200,000	$1,210,708
Business Development Corp. of America, 4.750%, 12/30/2022 (a)	2,000,000	2,005,350
Capital One Financial Corp., 3.200%, 1/30/2023	1,000,000	984,149
ConnectOne Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.930%), 7/1/2025 (e)	2,600,000	2,652,021
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (e)	1,950,000	1,952,681
Cullen/Frost Capital Trust II, 4.288% (3 Month LIBOR USD + 1.550%), 3/1/2034 (e)	825,000	714,589
Dime Community Bancshares, Inc., 4.500% (3 Month LIBOR USD + 2.660%), 6/15/2027 (e)	650,000	661,550
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(e)	3,000,000	3,041,360
FineMark Holdings, Inc., 5.875% (3 Month LIBOR USD + 2.970%), 6/30/2028 (e)	2,000,000	1,975,000
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	1,000,000	1,057,082
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(e)	3,000,000	2,976,591
First Paragould Bankshares, Inc., 5.250% (3 Month LIBOR USD + 3.095%), 12/15/2027 (a)(e)	2,250,000	2,247,897
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (e)	2,000,000	2,062,826
Goldman Sachs Group, Inc., 3.272% (3 Month LIBOR USD + 1.201%), 9/29/2025 (e)	1,000,000	971,708
Great Southern Bancorp, Inc., 5.250% (3 Month LIBOR USD + 4.087%), 8/15/2026 (e)	1,000,000	1,004,572
Heritage Commerce Corp., 5.250% (3 Month LIBOR USD + 3.365%), 6/1/2027 (e)	2,000,000	2,007,935
Hildene Collateral Management Co., LLC 5.500%, 12/28/2042 (a)	2,000,000	2,088,487
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.575%), 4/15/2027 (e)	2,600,000	2,633,117
Independent Bank Group, Inc., 5.000% (3 Month LIBOR USD + 2.830%), 12/31/2027 (e)	1,750,000	1,753,035
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (e)	2,500,000	2,550,428
Kingstone Cos, Inc., 5.500%, 12/30/2022	2,850,000	2,791,074
Lakeland Bancorp, Inc., 5.125% (3 Month LIBOR USD + 3.970%), 9/30/2026 (e)	2,145,000	2,147,591
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	1,000,000	1,041,463
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (e)	1,000,000	1,020,721
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (a)	2,500,000	2,500,000
MB Financial Bank NA, 4.000% (3 Month LIBOR USD + 1.873%), 12/1/2027 (e)	2,800,000	2,718,376
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(e)	1,200,000	1,226,927
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,008,193
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (e)	200,000	197,598
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(e)	2,000,000	1,975,978
Orrstown Financial Services, Inc., 6.000% (3 Month LIBOR USD + 3.160%), 12/30/2028 (a)(e)	2,000,000	2,042,731
Peapack Gladstone Financial Corp., 4.750% (3 Month LIBOR USD + 2.540%), 12/15/2027 (e)	2,250,000	2,232,235
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.673%), 6/15/2026 (e)	1,862,000	1,888,246
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(e)	2,800,000	2,901,055
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (a)	2,000,000	2,048,560
Revere Bank, 5.625% (3 Month LIBOR USD + 4.409%), 9/30/2026 (e)	1,000,000	1,012,454
Silver Queen Financial Services, Inc., 5.500% (3 Month LIBOR USD + 3.338%), 12/1/2027 (a)(e)	2,800,000	2,821,330
Simmons First National Corp., 5.000% (3 Month LIBOR USD + 2.150%), 4/1/2028 (e)	2,000,000	1,997,506
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(e)	1,250,000	1,259,618
Southern National Bancorp of Virginia, Inc., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(e)	1,000,000	1,016,667
TIAA FSB Holdings, Inc., 5.750%, 7/2/2025	1,000,000	1,038,143
TIAA FSB Holdings, Inc., 6.000% (3 Month LIBOR USD + 4.704%), 3/15/2026 (e)	1,490,000	1,530,010
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (e)	2,500,000	2,490,475
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)	2,250,000	2,250,000
United Insurance Holdings Corp., 6.250%, 12/15/2027	3,000,000	3,117,035
USAmeriBancorp, Inc., 6.250% (3 Month LIBOR USD + 4.945%), 4/1/2026 (a)(e)	2,000,000	2,055,619
Wachovia Capital Trust II, 3.287% (3 Month LIBOR USD + 0.500%), 1/15/2027 (e)	1,000,000	894,720

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Wells Fargo & Co., 2.625%, 7/22/2022	$1,000,000	$981,557
WT Holdings, Inc., 7.000%, 4/30/2023 (a)	2,000,000	2,011,670
Your Community Bank, 6.250% (3 Month LIBOR USD + 4.590%), 12/15/2025 (e)	2,000,000	2,034,859
ZAIS Group LLC, 7.000%, 11/15/2023 (a)	2,000,000	2,018,842

TOTAL CORPORATE OBLIGATIONS – (Cost – $104,898,110)		105,287,362

Short-Term Investments – 3.02%	Shares
Money Market Funds – 3.02%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.270% (g)	3,976,949	3,976,949

TOTAL SHORT-TERM INVESTMENTS (Cost – $3,976,949)		3,976,949

TOTAL INVESTMENTS – 99.13% (Cost – $130,538,334)		130,339,776

Other Assets in Excess of Liabilities – 0.87%		1,148,234

NET ASSETS – 100.00%		$131,488,010

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of these securities amounted to $60,267,965 or 45.84% of net assets.

(b)	See Note 5 to the Financial Statements.
(c)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2019.
(d)	Illiquid security. At January 31, 2019, the value of these securities amounted to $8,522,248 or 6.48% of net assets.
(e)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2019.
(f)	Non-income producing security.
(g)	Rate disclosed is the seven day yield as of January 31, 2019.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2019

	Principal Amount	Value
Collateralized Loan Obligations – 10.62%
BlueMountain CLO Ltd., Series 2016-2A, Class D, 9.645% (3 Month LIBOR USD + 7.000%), 8/20/2028 (a)(b)	$500,000	$495,938
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 9.761% (3 Month LIBOR USD + 7.000%), 10/20/2029 (a)(b)	500,000	502,601
Garrison Funding Ltd., Series 2016-1A, Class D, 9.411% (3 Month LIBOR USD + 6.650%), 10/20/2028 (a)(b)	500,000	498,753
LCM XXI LP, Series 21A, Class ER, 8.511% (3 Month LIBOR USD + 5.750%), 4/20/2028 (a)(b)	500,000	484,051
Madison Park Funding XII Ltd., Series 2014-12A, Class E, 6.845%, 7/20/2026 (b)(c)	500,000	499,750
MidOcean Credit CLO VI, Series 2016-6A, Class E, 10.101% (3 Month LIBOR USD + 7.340%), 1/22/2029 (a)(b)	500,000	502,204
MMCF CLO LLC, Series 2017-1A, Class D, 9.167% (3 Month LIBOR USD + 6.380%), 1/15/2028 (a)(b)(d)	500,000	488,783
OCP CLO Ltd., Series 2015-8A, Class D, 0.000%, 4/17/2027 (b)(c)	500,000	492,500
Venture XXIII Ltd., Series 2016-23A, Class ER, 8.711% (3 Month LIBOR USD + 5.950%), 7/19/2028 (a)(b)	1,000,000	973,037
West CLO Ltd., Series 2014-1A, Class D, 7.680% (3 Month LIBOR USD + 4.900%), 7/18/2026 (a)(b)	500,000	499,972

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $5,461,693)		5,437,589

Common Stocks – 0.12%	Shares
Cenveo Corp. (b)(d)(e)	4,630	62,505

TOTAL COMMON STOCKS (Cost – $490,470)		62,505

Corporate Obligations – 84.66%	Principal Amount
Basic Materials – 17.03%
Alcoa Nederland Holding BV, 7.000%, 9/30/2026 (b)(f)	$500,000	530,000
Big River Steel LLC / BRS Finance Corp., 7.250%, 9/1/2025 (b)	100,000	105,250
Blue Cube Spinco LLC, 9.750%, 10/15/2023	250,000	279,375
Cascades, Inc., 5.750%, 7/15/2023 (b)(f)	128,000	125,120
Cleveland-Cliffs, Inc., 5.750%, 3/1/2025	205,000	198,850
Coeur Mining, Inc., 5.875%, 6/1/2024	1,000,000	927,400
Consolidated Energy Finance SA 6.500%, 5/15/2026 (b)(f)	750,000	736,875
Consolidated Energy Finance SA, 6.875%, 6/15/2025 (b)(f)	240,000	237,600
Cornerstone Chemical Co., 6.750%, 8/15/2024 (b)	175,000	165,812
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, 6/15/2023 (b)	1,000,000	1,048,750
FMG Resources Ltd., 5.125%, 5/15/2024 (b)(f)	250,000	247,812
Kaiser Aluminum Corp., 5.875%, 5/15/2024	250,000	254,375
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022 (b)(f)	1,000,000	1,022,500
Mercer International, Inc., 7.375%, 1/15/2025 (b)	750,000	765,000
Mercer International, Inc., 5.500%, 1/15/2026	250,000	233,125
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (b)	500,000	481,250
Teck Resources Ltd., 8.500%, 6/1/2024 (b)(f)	250,000	269,998
United States Steel Corp., 6.250%, 3/15/2026	250,000	227,500
Venator Finance Sarl / Venator Materials Corp., 5.750%, 7/15/2025 (b)	500,000	416,250

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Basic Materials – (continued)
Versum Materials, Inc., 5.500%, 9/30/2024 (b)	$435,000	$442,613

		8,715,455

Communications – 5.82%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	484,375
Cable One, Inc., 5.750%, 6/15/2022 (b)	150,000	152,812
Cincinnati Bell, Inc., 7.000%, 7/15/2024 (b)	250,000	216,250
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (b)	500,000	473,750
CSC Holdings LLC, 5.500%, 4/15/2027 (b)	500,000	489,990
Frontier Communications Corp., 11.000%, 9/15/2025	250,000	162,344
Gray Television, Inc., 7.000%, 5/15/2027 (b)	250,000	259,475
Lamar Media Corp., 5.750%, 2/1/2026 (b)(g)	250,000	259,837
Radiate Holdco LLC / Radiate Finance, Inc., 6.875%, 2/15/2023 (b)	250,000	241,563
T-Mobile USA, Inc., 4.750%, 2/1/2028	250,000	240,625

		2,981,021

Consumer, Cyclical – 13.84%
American Axle & Manufacturing, Inc., 6.500%, 4/1/2027	1,000,000	961,250
Aramark Services, Inc., 5.000%, 2/1/2028 (b)	100,000	97,875
BCD Acquisition, Inc., 9.625%, 9/15/2023 (b)	1,000,000	1,062,500
Boyd Gaming Corp., 6.000%, 8/15/2026	500,000	501,875
Century Communities, Inc., 6.875%, 5/15/2022	1,000,000	1,009,900
Century Communities, Inc., 5.875%, 7/15/2025	500,000	462,500
Deck Chassis Acquisition, Inc., 10.000%, 6/15/2023 (b)	250,000	241,875
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 6/15/2023 (c)	525,000	461,344
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/2024 (b)(f)	250,000	258,750
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/2024	355,000	361,212
Lithia Motors, Inc., 5.250%, 8/1/2025 (b)	250,000	242,188
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,000,000	967,500
Wabash National Corp., 5.500%, 10/1/2025 (b)	500,000	457,500

		7,086,269

Consumer, Non-cyclical – 5.80%
Ashtead Capital, Inc., 5.625%, 10/1/2024 (b)	200,000	205,750
Cimpress NV, 7.000%, 6/15/2026 (b)(f)	200,000	196,000
Dean Foods Co., 6.500%, 3/15/2023 (b)	250,000	195,195
Encompass Health Corp., 5.750%, 9/15/2025	250,000	253,750
Hologic, Inc., 4.375%, 10/15/2025 (b)	100,000	98,712
JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 6/15/2025 (b)	250,000	250,312
Matthews International Corp., 5.250%, 12/1/2025 (b)	250,000	236,250
Minerva Luxembourg SA, 6.500%, 9/20/2026 (b)(f)	500,000	480,625
Select Medical Corp., 6.375%, 6/1/2021	100,000	100,875
Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/2024	200,000	203,551
United Rentals North America, Inc., 6.500%, 12/15/2026	500,000	520,000
Vector Group Ltd., 6.125%, 2/1/2025 (b)	250,000	220,313

		2,961,333

Energy – 13.72%
Antero Resources Corp., 5.625%, 6/1/2023	500,000	500,625

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Energy – (continued)
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.500%, 4/15/2021	$900,000	$846,000
Cheniere Energy Partners LP, 5.250%, 10/1/2025	1,000,000	1,008,740
Enviva Partners LP / Enviva Partners Finance Corp., 8.500%, 11/1/2021	1,000,000	1,045,620
Hilcorp. Energy I LP / Hilcorp. Finance Co., 5.750%, 10/1/2025 (b)	250,000	244,375
PBF Holding Co. LLC / PBF Finance Corp., 7.000%, 11/15/2023 (c)	1,000,000	1,007,200
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	250,000	255,938
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (b)	1,500,000	1,366,875
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.500%, 7/15/2027 (b)	100,000	103,374
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/2026	250,000	251,250
Warrior Met Coal, Inc., 8.000%, 11/1/2024 (b)	390,000	394,485

		7,024,482

Financial – 8.02%
Credit Acceptance Corp., 7.375%, 3/15/2023	115,000	118,306
Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/1/2025 (b)	100,000	96,750
goeasy Ltd., 7.875%, 11/1/2022 (b)(f)	250,000	262,500
Hunt Companies, Inc., 6.250%, 2/15/2026 (b)	500,000	451,250
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/2020 (b)	1,000,000	1,006,250
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.500%, 4/15/2021 (b)	500,000	506,875
Lions Gate Capital Holdings LLC 5.875%, 11/1/2024 (b)	300,000	296,250
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, 10/15/2027	500,000	488,000
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (b)	400,000	405,880
Starwood Property Trust, Inc., 3.625%, 2/1/2021	250,000	247,030
WeWork Cos, Inc., 7.875%, 5/1/2025 (b)	250,000	227,530

		4,106,621

Industrial – 14.08%
American Woodmark Corp., 4.875%, 3/15/2026 (b)	250,000	233,125
ATS Automation Tooling Systems, Inc., 6.500%, 6/15/2023 (b)(f)	353,000	361,825
BMC East LLC, 5.500%, 10/1/2024 (b)	135,000	129,262
Boise Cascade Co., 5.625%, 9/1/2024 (b)	500,000	486,250
Bombardier, Inc., 6.125%, 1/15/2023 (b)(f)	500,000	484,350
Bombardier, Inc., 7.500%, 12/1/2024 (b)(f)	1,000,000	972,500
Cleaver-Brooks, Inc., 7.875%, 3/1/2023 (b)	100,000	99,250
Cloud Crane LLC, 10.125%, 8/1/2024 (b)	300,000	320,250
Covanta Holding Corp., 5.875%, 7/1/2025	500,000	491,875
Energizer Holdings, Inc., 7.750%, 1/15/2027 (b)	1,000,000	1,032,850
frontdoor, Inc., 6.750%, 8/15/2026 (b)	520,000	517,400
FXI Holdings, Inc., 7.875%, 11/1/2024 (b)	250,000	236,875
Griffon Corp., 5.250%, 3/1/2022	300,000	295,125
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (b)	500,000	507,500
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025 (b)	250,000	258,125
MAI Holdings, Inc., 9.500%, 6/1/2023 (b)(d)	250,000	237,500
New Enterprise Stone & Lime Co., Inc., 6.250%, 3/15/2026 (b)	100,000	95,750
Resideo Funding, Inc., 6.125%, 11/1/2026 (b)	100,000	103,250
US Concrete, Inc., 6.375%, 6/1/2024	350,000	341,600

		7,204,662

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Technology – 2.65%
CDK Global, Inc., 5.875%, 6/15/2026	$250,000	$256,325
CDW LLC / CDW Finance Corp., 5.000%, 9/1/2025	250,000	249,062
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 3/1/2025 (b)	250,000	240,313
Dell International LLC / EMC Corp., 7.125%, 6/15/2024 (b)	575,000	607,108

		1,352,808

Utilities – 3.70%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	246,250
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/2023 (b)(f)	500,000	490,000
Talen Energy Supply LLC, 10.500%, 1/15/2026 (b)	125,000	116,250
Vistra Energy Corp., 8.000%, 1/15/2025 (b)	500,000	536,250
Vistra Operations Co LLC, 5.625%, 2/15/2027 (b)(g)	500,000	503,437

		1,892,187

TOTAL CORPORATE OBLIGATIONS – (Cost – $44,047,846)		43,324,838

Short-Term Investments – 9.27%	Shares
Money Market Funds – 9.27%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.270% (h)	4,744,688	4,744,688

TOTAL SHORT-TERM INVESTMENTS (Cost – $4,744,688)		4,744,688

TOTAL INVESTMENTS – 104.67% (Cost – $54,744,697)		53,569,620

Liabilities in Excess of Other Assets – (4.67%)		(2,389,457)

NET ASSETS – 100.00%		$51,180,163

(a)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2019.
(b)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of these securities amounted to $32,364,261 or 63.24% of net assets.

(c)	Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2019.
(d)	Illiquid security. At January 31, 2019, the value of these securities amounted to $788,788 or 1.54% of net assets.
(e)	As of January 31, 2019, the Fund has fair valued these securities. The value of these securities amounted to $62,505 or 0.12% of net assets. Value determined using significant unobservable inputs.
(f)	U.S. dollar denominated foreign security.
(g)	Security issued on a when-issued basis. On January 31, 2019, the total value of investments purchased on a when-issued basis was $763,274 or 1.49% of net assets.
(h)	Rate disclosed is the seven day yield as of January 31, 2019.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – 50.52%
ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020 (a)	$1,042,483	$1,044,906
ACC Trust, Series 2018-1, Class C, 6.810%, 2/21/2023 (a)	1,000,000	1,013,669
American Credit Acceptance Receivables Trust, Series 2018-1, Class B, 3.160%, 11/10/2021 (a)	790,000	789,415
American Credit Acceptance Receivables Trust, Series 2018-3, Class B, 3.490%, 6/13/2022 (a)	500,000	499,292
American Credit Acceptance Receivables Trust, Series 2017-1, Class D, 3.540%, 3/13/2023 (a)	3,000,000	3,006,771
CarFinance Capital Auto Trust, Series 2015-1A, Class E, 5.490%, 1/18/2022 (a)	500,000	504,392
CPS Auto Receivables Trust, Series 2018-D, Class A, 3.060%, 1/18/2022 (a)	520,265	521,779
CPS Auto Receivables Trust, Series 2018-A, Class B, 2.770%, 4/18/2022 (a)	250,000	248,703
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (a)	500,000	502,684
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (a)	100,000	102,639
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.550%, 2/17/2026 (a)	1,995,000	1,983,826
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A, 3.010%, 2/16/2027 (a)	1,000,000	995,798
DT Auto Owner Trust, Series 2018-2A, Class B, 3.430%, 5/16/2022 (a)	2,000,000	2,004,704
DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022 (a)	1,909,532	1,931,179
Evergreen Credit Card Trust, Series 2019-1, Class A, 3.056% (1 Month LIBOR USD + 0.480%), 1/17/2023 (a)(b)	1,500,000	1,503,730
Exeter Automobile Receivables Trust, Series 2018-3A, Class A, 2.900%, 1/18/2022 (a)	1,038,679	1,038,755
Exeter Automobile Receivables Trust, Series 2019-1A, Class A, 3.200%, 4/15/2022 (a)	3,000,000	3,007,953
Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022 (a)	1,971,000	1,967,448
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375%, 9/25/2028 (a)	343,539	344,657
First Investors Auto Owner Trust, Series 2017-2A, Class D, 3.560%, 9/15/2023 (a)	1,895,000	1,885,627
First Investors Auto Owner Trust, Series 2016-2A, Class E, 5.750%, 9/15/2023 (a)	1,000,000	1,024,059
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (a)	500,000	501,069
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021 (a)(c)	2,000,000	1,993,108
Flagship Credit Auto Trust, Series 2015-2, Class B, 3.080%, 12/15/2021 (a)	353,126	353,878
Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022 (a)	300,000	306,075
Flagship Credit Auto Trust, Series 2017-4, Class D, 3.580%, 1/16/2024 (a)	310,000	307,644
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (a)	100,000	100,784
GLS Auto Receivables Trust, Series 2018-2A, Class A, 3.250%, 4/18/2022 (a)	331,892	332,174
GLS Auto Receivables Trust, Series 2018-3A, Class A, 3.350%, 8/15/2022 (a)	877,593	879,804
Golden Credit Card Trust, Series 2017-4, Class A, 3.029% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	750,000	750,517
Hertz Vehicle Financing II LP, Series 2019-1A, Class A, 3.710%, 3/25/2023 (a)(d)	500,000	499,907
Hertz Vehicle Financing II LP, Series 2019-1A, Class B, 4.100%, 3/25/2023 (a)(d)	500,000	501,585
Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A2, 3.010%, 2/16/2021	500,000	501,469
MFA LLC, Series 2018-NPL2, Class A1, 4.164%, 7/27/2048 (a)(e)	896,231	889,956
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (a)(f)	487,697	453,678
Pepper Residential Securities Trust, Series 22A, Class A1U, 3.638% (1 Month LIBOR USD + 1.000%), 6/21/2060 (a)(b)	250,000	250,739
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A3, 3.826%, 1/25/2036 (c)	759,478	759,354
Pretium Mortgage Credit Partners I LLC, Series 2018-NPL4, Class A1, 4.826%, 9/25/2058 (a)(e)	1,467,262	1,468,594
PRPM LLC, Series 2018-3A, Class A1, 4.483%, 10/25/2023 (a)(c)	967,375	964,588
RAAC Series Trust, Series 2005-SP3, Class M1, 3.040% (1 Month LIBOR USD + 0.530%), 12/25/2035 (b)	309,974	310,972
RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/2022 (a)(e)	1,177,966	1,176,304
RCO V Mortgage LLC, Series 2018-2, Class A1, 4.458%, 10/25/2023 (a)(e)	971,052	972,336
RESIMAC Bastille Trust Series, Series 2018-1NCA, Class A1, 3.363% (1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	847,143	849,212
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, 7/17/2023	1,799,000	1,793,495

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Asset-Backed Securities – (continued)
Skopos Auto Receivables Trust, Series 2015-2A, Class D, 4.000%, 12/16/2024 (a)	$1,500,000	$1,486,482
Tesla Auto Lease Trust, Series 2018-B, Class B, 4.120%, 10/20/2021 (a)	250,000	252,035
Tidewater Auto Receivables Trust, Series 2018-AA, Class A2, 3.120%, 7/15/2022 (a)	2,152,425	2,154,078
Trillium Credit Card Trust II, Series 2019-1A, Class A, 0.000%, 1/26/2024 (a)(c)(d)	2,000,000	2,000,000
United Auto Credit Securitization Trust, Series 2018-2, Class C, 3.780%, 5/10/2023 (a)	1,180,000	1,183,965
Verizon Owner Trust, Series 2017-3A, Class A1B, 2.776% (1 Month LIBOR USD + 0.270%), 4/20/2022 (a)(b)	2,425,000	2,427,900
Veros Automobile Receivables Trust, Series 2018-1, Class A, 3.630%, 5/15/2023 (a)	798,498	801,635
Veros Automobile Receivables Trust, Series 2018-1, Class B, 4.050%, 2/15/2024 (a)	250,000	251,835
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (a)	500,000	502,734
VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048 (a)(e)	481,696	480,269
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.800%, 7/15/2020 (a)	122,749	122,868
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2B, 2.839% (1 Month LIBOR USD + 0.330%), 9/15/2021 (a)(b)	2,488,396	2,493,373
Westlake Automobile Receivables Trust, Series 2018-1A, Class F, 5.600%, 7/15/2024 (a)	500,000	501,787
World Financial Network Credit Card Master Trust, Series 2016-C, Class M, 1.980%, 8/15/2023	352,000	347,313

TOTAL ASSET-BACKED SECURITIES – (Cost – $57,681,082)		57,845,502

Collateralized Loan Obligations – 9.44%
Elevation CLO Ltd., Series 2016-5A, Class X, 3.571% (3 Month LIBOR USD + 0.800%), 10/15/2031 (a)(b)	916,667	916,667
Flatiron CLO Ltd., Series 2013-1A, Class A1R, 3.933% (3 Month LIBOR USD + 1.160%), 1/20/2026 (a)(b)	799,666	800,973
Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class AR, 3.861% (3 Month LIBOR USD + 1.100%), 10/22/2025 (a)(b)	1,061,876	1,060,767
Hull Street CLO Ltd., Series 2014-1A, Class AR, 4.000% (3 Month LIBOR USD + 1.220%), 10/18/2026 (a)(b)	1,261,441	1,258,796
JFIN MM CLO Ltd., Series 2014-1A, Class A, 4.361% (3 Month LIBOR USD + 1.600%), 4/20/2025 (a)(b)	580,140	580,131
Mountain View CLO Ltd., Series 2014-1A, Class ARR, 3.587% (3 Month LIBOR USD + 0.800%), 10/15/2026 (a)(b)	1,448,927	1,439,625
OZLM Funding Ltd., Series 2012-1A, Class X, 3.661% (3 Month LIBOR USD + 0.900%), 7/22/2029 (a)(b)	418,750	418,331
Palmer Square CLO Ltd., Series 2018-3A, Class A1, 3.466% (3 Month LIBOR USD + 0.850%), 8/15/2026 (a)(b)	381,168	380,188
Peaks CLO Ltd., Series 2014-1A, Class X, 3.671% (3 Month LIBOR USD + 0.900%), 7/25/2030 (a)(b)	1,000,000	1,000,000
Peaks CLO Ltd., Series 2018-3, Class X, 3.676% (3 Month LIBOR USD + 0.900%), 1/27/2031 (a)(b)	1,500,000	1,500,000
TICP CLO VI Ltd., Series 2016-5A, Class X, 3.473% (3 Month LIBOR USD + 0.700%), 7/17/2031 (a)(b)	1,458,000	1,458,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost – $10,822,083)		10,813,478

Collateralized Mortgage Obligations – 31.86%
Arroyo Mortgage Trust, Series 2018-1, Class A2, 4.016%, 4/25/2048 (a)	1,731,544	1,728,282
COLT Mortgage Loan Trust, Series 2018-1, Class A2, 2.981%, 2/25/2048 (a)	148,587	146,904

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
COLT Mortgage Loan Trust, Series 2018-2, Class A1, 3.470%, 7/27/2048 (a)	$1,667,697	$1,671,223
COLT Mortgage Loan Trust, Series 2019-1, Class A2, 0.000%, 3/25/2049 (a)	1,000,000	999,982
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3, 3.485%, 12/26/2046 (a)(c)	92,449	91,958
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%, 6/25/2047 (a)(c)	1,000,000	1,002,057
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/2047 (a)(c)	598,931	599,075
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A2, 3.027%, 12/25/2057 (a)(c)	538,944	544,619
Deephaven Residential Mortgage Trust, Series 2018-1A, Class M1, 3.939%, 12/25/2057 (a)(c)	740,000	734,681
Deephaven Residential Mortgage Trust, Series 2018-1A, Class B1, 4.340%, 12/25/2057 (a)(c)	2,000,000	1,971,216
Deephaven Residential Mortgage Trust, Series 2018-4A, Class A1, 4.080%, 10/25/2058 (a)	972,028	981,963
Ellington Financial Mortgage Trust, Series 2017-1, Class A2, 2.739%, 10/25/2047 (a)	1,056,691	1,040,368
Ellington Financial Mortgage Trust, Series 2017-1, Class A3, 2.841%, 10/25/2047 (a)	3,096,634	3,081,145
Ellington Financial Mortgage Trust, Series 2018-1, Class AFLA, 3.260% (1 Month LIBOR USD + 0.750%), 10/25/2058 (a)(b)	931,319	933,667
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(c)	573,865	571,121
GPMT Ltd., Series 2018-FL1, Class A, 3.403% (1 Month LIBOR USD + 0.900%), 11/21/2035 (a)(b)	2,276,000	2,266,980
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class A, 3.409% (1 Month LIBOR USD + 0.900%), 7/15/2031 (a)(b)	500,000	500,627
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class A, 3.359% (1 Month LIBOR USD + 0.850%), 7/15/2032 (a)(b)	208,656	207,743
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 2.990% (1 Month LIBOR USD + 0.480%), 7/25/2035 (b)	475,473	464,610
LSTAR Securities Investment Ltd., Series 2017-8, Class A, 4.170% (1 Month LIBOR USD + 1.650%), 11/1/2022 (a)(b)	1,383,021	1,395,756
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class A1, 3.675%, 1/25/2049 (a)	500,000	500,775
NRPL Trust, Series 2018-2A, Class A1, 3.033%, 7/25/2067 (a)(c)	984,965	981,450
OBX Trust, Series 2018-EXP1, Class 2A1, 3.360% (1 Month LIBOR USD + 0.850%), 4/27/2048 (a)(b)	877,341	879,052
Pepper Residential Securities Trust, Series 21A, Class A1U, 3.390% (1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	433,005	433,691
PRPM LLC, Series 2019-1A, Class A1, 4.500%, 1/25/2024 (a)(d)(e)	2,000,000	2,001,800
SG Residential Mortgage Trust, Series 2018-1, Class A3, 3.735%, 4/25/2048 (a)	651,093	652,040
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A, 2.880% (1 Month LIBOR USD + 0.370%), 7/25/2034 (b)	337,358	334,637
Toorak Mortgage Ltd., Series 2018-1, Class A1, 4.336%, 8/25/2021 (a)(e)	2,000,000	1,985,936
Velocity Commercial Capital Loan Trust, Series 2018-2, Class M1, 4.260%, 10/25/2048 (a)	242,491	244,445
Verus Securitization Trust, Series 2017-SG1A, Class A3, 2.825%, 11/25/2047 (a)(e)	2,722,589	2,711,865
Verus Securitization Trust, Series 2017-SG1A, Class B1, 3.615%, 11/25/2047 (a)(e)	740,000	734,834
Verus Securitization Trust, Series 2018-INV1, Class A2, 3.849%, 3/25/2058 (a)	1,655,688	1,645,311
Verus Securitization Trust, Series 2018-INV1, Class B2, 5.648%, 3/25/2058 (a)(c)	235,000	235,513
Verus Securitization Trust, Series 2018-2, Class A1, 3.677%, 7/25/2058 (a)	1,703,268	1,705,627
Verus Securitization Trust, Series 2018-INV2, Class A3, 4.705%, 10/25/2058 (a)	495,380	496,435

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost – $36,368,425)		36,477,388

Corporate Obligations – 0.66%
Consumer, Non-cyclical – 0.21%
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/2020	250,000	244,225

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2019

	Principal Amount	Value
Corporate Obligations – (continued)
Industrial – 0.45%
Arconic, Inc. 6.150%, 8/15/2020	$500,000	$515,625

TOTAL CORPORATE OBLIGATIONS – (Cost – $756,751)		759,850

Mortgage Backed Securities – U.S. Government Agency Issues – 2.98%
Federal National Mortgage Association, Series 2014-M12, Class FA, 2.770% (1 Month LIBOR USD + 0.300%), 10/25/2021 (b)	1,233,499	1,231,857
Federal National Mortgage Association, Series 2017-M5, Class FA1, 3.140% (1 Month LIBOR USD + 0.670%), 4/25/2024 (b)	456,671	457,451
Federal National Mortgage Association, Series 2017-M11, Class FA, 2.940% (1 Month LIBOR USD + 0.470%), 9/1/2024 (b)	1,718,565	1,722,353

TOTAL MORTGAGE BACKED SECURITIES – U.S. GOVERNMENT AGENCY ISSUES – (Cost – $3,410,709)		3,411,661

Short-Term Investments – 4.20%	Shares
Money Market Funds – 4.20%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.270% (g)	4,807,967	4,807,967

TOTAL SHORT-TERM INVESTMENTS (Cost – $4,807,967)		4,807,967

TOTAL INVESTMENTS – 99.66% (Cost – $113,847,017)		114,115,846

Other Assets in Excess of Liabilities – 0.34%		383,624

NET ASSETS – 100.00%		$114,499,470

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2019, the value of these securities amounted to $100,624,519 or 87.88% of net assets.

(b)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of January 31, 2019.
(c)	Variable Rate Security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2019.
(d)	Security issued on a when-issued basis. On January 31, 2019, the total value of investments purchased on a when-issued basis was $5,003,292 or 4.37% of net assets.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2019.
(f)	Principal Only Security.
(g)	Rate disclosed is the seven day yield as of January 31, 2019.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Open Futures Contracts – (continued)

January 31, 2019

Long Futures Contracts	Expiration Month	Number of Long (Short) Contracts	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro$ Future	December 2019	24	$5,843,400	$6,716

				$6,716

Short Futures Contracts
2 Year ERIS Aged Standard Swap Future	December 2019	(81)	(8,031,766)	(17,626)
90 Day Euro$ Future	September 2020	(24)	(5,854,500)	(8,184)
2 Year ERIS Aged Standard Swap Future	September 2020	(65)	(6,454,032)	(22,935)
3 Year ERIS Aged Standard Swap Future	December 2020	(58)	(5,763,025)	(40,530)
2 Year ERIS Aged Standard Swap Future	December 2020	(39)	(3,908,950)	(28,686)
2 Year ERIS Aged Standard Swap Future	March 2021	(61)	(6,119,459)	(13,260)
3 Year ERIS Aged Standard Swap Future	September 2021	(22)	(2,180,394)	(1,719)
3 Year ERIS Aged Standard Swap Future	December 2021	(24)	(2,412,499)	(30,151)

Total				$(163,091)

Long/Short Total				$(156,376)

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2019

	Multi-Strategy Income Fund (c)	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
Assets
Investments in unaffiliated securities, at value (cost $7,549,475,619, $130,538,334, $54,744,697, and $113,847,017 respectively)	$7,471,968,700	$130,339,776	$53,569,620	$114,115,846
Investments in affiliated securities, at value (cost $125,493,058, $0, $0, and $0 respectively)	124,433,655	–	–	–
Cash	8,212	–	–	–
Deposit at broker for futures	6,902,556	–	–	97,875
Deposit at brokers for reverse repurchase agreements	1,233,315	–	–	–
Receivable for fund shares sold	79,411,608	514,110	27,711	726,025
Receivable for investments sold	16,072,166	–	201,274	8,172,593
Dividends and interest receivable	24,295,221	1,385,820	779,153	231,687
Prepaid expenses	99,567	35,037	17,636	4,644

Total Assets	7,724,425,000	132,274,743	54,595,394	123,348,670

Liabilities
Payable for reverse repurchase agreements	28,061,000	–	–	–
Payable for credit agreements	250,000,000	–	–	–
Payable for fund shares redeemed	25,752,754	627,796	12,293	53,138
Payable for investments purchased	154,784,028	–	3,286,897	8,674,912
Payable for distributions to shareholders	6,929,365	48,732	56,614	13,244
Variation margin on futures contracts	2,693,523	–	–	34,393
Interest payable for credit and reverse repurchase agreements	1,343,303	–	–	–
Payable to Adviser	5,277,415	32,248	11,362	3,677
Payable to administrator, fund accountant, and transfer agent	405,791	24,043	16,916	19,586
Payable to custodian	62,492	1,008	470	1,200
12b-1 fees accrued	210,895	3,410	562	1,558
Other accrued expenses	740,664	49,496	30,117	47,492

Total Liabilities	476,261,230	786,733	3,415,231	8,849,200

Net Assets	$7,248,163,770	$131,488,010	$51,180,163	$114,499,470

Net Assets consist of:
Paid-in capital	$7,756,369,662	$167,319,085	$53,674,028	$114,424,366
Total distributable earnings (accumulated deficit)	(508,205,892)	(35,831,075)	(2,493,865)	75,104

Net Assets	$7,248,163,770	$131,488,010	$51,180,163	$114,499,470

Class A:
Net Assets	$590,385,883	$7,085,884	$2,753,827	$7,903,178

Shares outstanding (unlimited number of shares authorized, no par value)	53,470,070	759,273	241,682	788,659

Net asset value (“NAV”) per share	$11.04	$9.33	$11.39	$10.02

Offering price per share (NAV/0.9775) (a)	$11.30	$9.55	$11.66	$–

Class C
Net Assets	$102,486,712	$2,038,665	$–	$–

Shares outstanding (unlimited number of shares authorized, no par value)	9,361,290	220,489	–	–

Net asset value (“NAV”) and offering price per share	$10.95	$9.25	$–	$–

Minimum redemption price per share (NAV*0.99) (b)	$10.84	$9.15	$–	$–

Institutional Class:
Net Assets	$6,555,291,175	$122,363,461	$48,426,336	$106,596,292

Shares outstanding (unlimited number of shares authorized, no par value)	594,652,821	13,135,203	4,266,203	10,640,443

Net asset value (“NAV”) and offering price per share	$11.02	$9.32	$11.35	$10.02

(a)	Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.
(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.
(c)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year or Period Ended January 31, 2019

	Multi-Strategy Income Fund (b)	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund (a)
Investment Income
Interest	$419,617,718	$6,930,914	$3,312,974	$1,963,780
Dividends from unaffiliated investments	707,274	27,330	–	–
Dividends from affiliated investments	4,287,641	–	–	–

Total Investment Income	424,612,633	6,958,244	3,312,974	1,963,780

Expenses
Investment Advisory (See Note 4)	61,975,865	1,095,746	277,056	275,254
12b-1 – Class A	1,479,630	21,125	4,298	2,458
12b-1 – Class C	950,336	15,377	–	–
Fund accounting	960,242	34,840	32,727	27,544
Printing	922,327	25,869	7,886	5,614
Administration	784,804	44,083	25,678	25,993
Legal	687,515	41,893	9,383	32,601
Transfer agent	570,944	46,208	26,493	26,244
Custodian	408,395	5,969	2,527	5,373
Registration	264,916	53,894	38,458	16,651
Trustee	184,058	32,676	31,099	23,022
Audit	69,727	29,230	24,184	24,204
Insurance	67,107	1,751	511	188
Compliance	20,392	20,435	20,435	16,393
Miscellaneous	111,109	3,942	1,610	2,144
Interest & Commissions	10,531,206	3,234	18	–

Total Expenses	79,988,573	1,476,272	502,363	483,683

Fees contractually recouped (waived) by Adviser (See Note 4)	1,118,919	–	(170,618)	(20,922)
Fees voluntarily waived by Adviser (See Note 4)	–	(587,025)	–	(297,198)

Net operating expenses	81,107,492	889,247	331,745	165,563

Net Investment Income	343,505,141	6,068,997	2,981,229	1,798,217

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	(85,247,868)	38,651	(81,711)	(9,588)
Net realized gain (loss) on investments in affiliated securities	3,996	–	–	–
Net realized gain (loss) on futures contracts	23,844,869	–	–	(17,843)
Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities	(43,640,078)	(1,759,747)	(2,558,255)	268,829
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	(1,426,229)	–	–	–
Net change in unrealized appreciation (depreciation) on futures contracts	(31,843,689)	–	–	(156,376)

Net realized and unrealized gain (loss) on investments	(138,308,999)	(1,721,096)	(2,639,966)	85,022

Net increase (decrease) in net assets resulting from operations	$205,196,142	$4,347,901	$341,263	$1,883,239

(a)	Class A Shares commenced operations on April 30, 2018 and Institutional Class Shares commenced operations on April 2, 2018.
(b)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statement of Cash Flows (a)

For the Year Ended January 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$205,196,142
Net adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net amortization and accretion of premium and discount	(27,254,569)
Net realized paydown gains on mortgage backed and other asset backed securities	(83,289,355)
Purchases of short-term investments, net	(10,339,780)
Purchases of investments	(5,961,469,245)
Proceeds from sales of long-term investments	5,108,927,245
Net change in unrealized depreciation on investments	45,066,307
Net change in unrealized depreciation on futures contracts	31,843,689
Net realized loss on investments	85,243,872
Net realized gain on futures contracts	(23,844,869)
Change in assets and liabilities:
Decrease in deposits at broker for futures	218,442
Increase in deposits at brokers for reverse repurchase agreements	(351,465)
Decrease in receivable for investments sold	17,772,184
Increase in dividends and interest receivable	(4,904,330)
Decrease in prepaid expenses	23,638
Decrease in payable for investments purchased	(13,840,695)
Increase in interest payable for credit and reverse repurchase agreements	573,901
Change in variation margin paid on futures contracts	(4,909,813)
Increase in payable to Adviser	232,622
Increase in payable to administrator, fund accountant and transfer agent	67,469
Increase in payable to custodian	7,489
Increase in 12b-1 fees accrued	25,442
Increase in other accrued expenses	340,096

Net cash used in operating activities	(634,665,583)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	3,478,918,078
Payment on shares redeemed	(2,779,502,320)
Distributions paid to shareholders	(79,498,963)
Purchases of reverse repurchase agreements	28,061,000
Proceeds from reverse repurchase agreements	(13,304,000)

Net cash provided by financing activities	634,673,795

Net change in cash	$8,212

CASH:
Beginning Balance	–

Ending Balance	$8,212

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$9,957,305
Non-cash financing activities - distributions reinvested	260,429,262
Non-cash financing activities - decrease in receivable for fund shares sold	(14,553,061)
Non-cash financing activities - increase in payable for fund shares redeemed	(12,733,125)

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended January 31, 2019 (c)	For the Year Ended January 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$343,505,141	$277,988,334
Net realized gain (loss) on investment transactions and futures contracts	(61,399,003)	(48,014,751)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(76,909,996)	32,605,127

Net increase (decrease) in net assets resulting from operations	205,196,142	262,578,710

Distributions to Shareholders
Distributions, Class A	(27,574,577)	(24,673,972	) (a)
Distributions, Class C	(3,809,688)	(2,929,709	) (a)
Distributions, Institutional Class	(310,374,827)	(258,888,961	) (a)

Total Distributions	(341,759,092)	(286,492,642)

Capital Transactions – Class A
Proceeds from shares sold	268,588,629	268,295,121
Reinvestment of distributions	22,432,061	19,859,051
Amount paid for shares redeemed	(227,801,206)	(179,075,833)

Total Class A	63,219,484	109,078,339

Capital Transactions – Class C
Proceeds from shares sold	34,718,380	49,322,310
Reinvestment of distributions	3,267,836	2,539,842
Amount paid for shares redeemed	(20,483,167)	(12,057,134)

Total Class C	17,503,049	39,805,018

Capital Transactions – Institutional Class
Proceeds from shares sold	3,161,058,008	3,117,379,557
Reinvestment of distributions	234,729,365	200,477,206
Amount paid for shares redeemed	(2,543,951,072)	(1,507,261,120)

Total Institutional Class	851,836,301	1,810,595,643

Net increase (decrease) in net assets resulting from capital transactions	932,558,834	1,959,479,000

Total Increase (Decrease) in Net Assets	795,995,884	1,935,565,068

Net Assets
Beginning of period	6,452,167,886	4,516,602,818

End of period	$7,248,163,770	$6,452,167,886	(b)

Share Transactions – Class A
Shares sold	24,002,941	23,750,422
Shares issued in reinvestment of distributions	2,009,374	1,757,226
Shares redeemed	(20,388,854)	(15,851,267)

Total Class A	5,623,461	9,656,381

Share Transactions – Class C
Shares sold	3,132,816	4,396,656
Shares issued in reinvestment of distributions	295,076	226,429
Shares redeemed	(1,847,924)	(1,075,054)

Total Class C	1,579,968	3,548,031

Share Transactions – Institutional Class
Shares sold	283,672,672	276,522,183
Shares issued in reinvestment of distributions	21,058,587	17,774,617
Shares redeemed	(228,686,822)	(133,679,016)

Total Institutional Class	76,044,437	160,617,784

Net increase (decrease) in share transactions	83,247,866	173,822,196

(a)	These amounts are comprised entirely of net investment income.
(b)	Includes accumulated net investment loss of ($2,438,397).
(c)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$6,068,997	$6,725,084
Net realized gain (loss) on investment transactions and futures contracts	38,651	15,422
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,759,747)	561,135

Net increase (decrease) in net assets resulting from operations	4,347,901	7,301,641

Distributions to Shareholders
Distributions, Class A	(386,348)	(329,014	) (a)
Distributions, Class C	(61,211)	(36,838	) (a)
Distributions, Institutional Class	(5,476,487)	(6,623,243	) (a)

Total Distributions	(5,924,046)	(6,989,095)

Capital Transactions – Class A
Proceeds from shares sold	3,327,487	8,528,682
Reinvestment of distributions	370,754	319,168
Amount paid for shares redeemed	(5,875,413)	(6,275,887)

Total Class A	(2,177,172)	2,571,963

Capital Transactions – Class C
Proceeds from shares sold	826,217	764,434
Reinvestment of distributions	45,602	28,664
Amount paid for shares redeemed	(279,619)	(202,768)

Total Class C	592,200	590,330

Capital Transactions – Institutional Class
Proceeds from shares sold	65,146,324	114,072,225
Reinvestment of distributions	4,993,847	6,007,069
Amount paid for shares redeemed	(52,827,103)	(178,336,460)

Total Institutional Class	17,313,068	(58,257,166)

Net increase (decrease) in net assets resulting from capital transactions	15,728,096	(55,094,873)

Total Increase (Decrease) in Net Assets	14,151,951	(54,782,327)

Net Assets
Beginning of period	117,336,059	172,118,386

End of period	$131,488,010	$117,336,059	(b)

Share Transactions – Class A
Shares sold	355,918	902,191
Shares issued in reinvestment of distributions	39,535	33,780
Shares redeemed	(628,374)	(663,624)

Total Class A	(232,921)	272,347

Share Transactions – Class C
Shares sold	89,355	81,443
Shares issued in reinvestment of distributions	4,909	3,056
Shares redeemed	(30,042)	(21,676)

Total Class C	64,222	62,823

Share Transactions – Institutional Class
Shares sold	6,957,112	12,076,198
Shares issued in reinvestment of distributions	533,561	637,491
Shares redeemed	(5,641,905)	(18,896,345)

Total Institutional Class	1,848,768	(6,182,656)

Net increase (decrease) in share transactions	1,680,069	(5,847,486)

(a)	These amounts are comprised entirely of net investment income.
(b)	Includes accumulated net investment loss of ($210,264).

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$2,981,229	$2,977,917
Net realized gain (loss) on investment transactions	(81,711)	(271,416)
Net change in unrealized appreciation (depreciation) on investments	(2,558,255)	484,922

Net increase (decrease) in net assets resulting from operations	341,263	3,191,423

Distributions to Shareholders
Distributions, Class A	(98,028)	(63,290	) (a)
Distributions, Institutional Class	(2,861,920)	(2,846,851	) (a)

Total Distributions	(2,959,948)	(2,910,141)

Capital Transactions – Class A
Proceeds from shares sold	2,035,119	1,186,813
Reinvestment of distributions	97,975	63,260
Amount paid for shares redeemed	(580,470)	(705,498)

Total Class A	1,552,624	544,575

Capital Transactions – Institutional Class
Proceeds from shares sold	1,972,685	14,233,332
Reinvestment of distributions	2,064,850	2,027,904
Amount paid for shares redeemed	(4,604,828)	(12,997,525)

Total Institutional Class	(567,293)	3,263,711

Net increase (decrease) in net assets resulting from capital transactions	985,331	3,808,286

Total Increase (Decrease) in Net Assets	(1,633,354)	4,089,568

Net Assets
Beginning of period	52,813,517	48,723,949

End of period	$51,180,163	$52,813,517	(b)

Share Transactions – Class A
Shares sold	175,016	99,255
Shares issued in reinvestment of distributions	8,532	5,284
Shares redeemed	(50,060)	(58,848)

Total Class A	133,488	45,691

Share Transactions – Institutional Class
Shares sold	171,186	1,194,397
Shares issued in reinvestment of distributions	179,271	169,997
Shares redeemed	(396,962)	(1,087,787)

Total Institutional Class	(46,505)	276,607

Net increase (decrease) in share transactions	86,983	322,298

(a)	These amounts are comprised entirely of net investment income.
(b)	Includes accumulated net investment loss of ($29,536).

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Statements of Changes in Net Assets

For the Period Ended January 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,798,217
Net realized gain (loss) on investment transactions	(27,431)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	112,453

Net increase (decrease) in net assets resulting from operations	1,883,239

Distributions to Shareholders
Distributions, Class A (a)	(26,050)
Distributions, Institutional Class (b)	(1,782,085)

Total Distributions	(1,808,135)

Capital Transactions – Class A (a)
Proceeds from shares sold	7,976,386
Reinvestment of distributions	16,397
Amount paid for shares redeemed	(96,652)

Total Class A	7,896,131

Capital Transactions – Institutional Class (b)
Proceeds from shares sold	118,511,344
Reinvestment of distributions	1,737,394
Amount paid for shares redeemed	(13,720,503)

Total Institutional Class	106,528,235

Net increase (decrease) in net assets resulting from capital transactions	114,424,366

Total Increase (Decrease) in Net Assets	114,499,470

Net Assets
Beginning of period	–

End of period	$114,499,470

Share Transactions – Class A (a)
Shares sold	796,670
Shares issued in reinvestment of distributions	1,637
Shares redeemed	(9,648)

Total Class A	788,659

Share Transactions – Institutional Class (b)
Shares sold	11,837,291
Shares issued in reinvestment of distributions	173,410
Shares redeemed	(1,370,258)

Total Institutional Class	10,640,443

Net increase (decrease) in share transactions	11,429,102

(a)	Class A Shares commenced operations on April 30, 2018.
(b)	Institutional Class Shares commenced operations on April 2, 2018.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Consolidated Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015
Selected Per Share Data:
Net asset value, beginning of year	$11.26	$11.30	$11.28	$12.08	$12.17

Income from investment operations:
Net investment income (loss)	0.52	0.54	0.60	0.66	0.62
Net realized and unrealized gain (loss) on investments	(0.22)	(0.02)	0.12	(0.69)	(0.09)

Total from investment operations	0.30	0.52	0.72	(0.03)	0.53

Less distributions to shareholders:
From net investment income	(0.52)	(0.56)	(0.70)	(0.77)	(0.62)

Total Distributions	(0.52)	(0.56)	(0.70)	(0.77)	(0.62)

Net asset value, end of year	$11.04	$11.26	$11.30	$11.28	$12.08

Total Return (a)	2.72%	4.69%	6.64%	-0.33%	4.41%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$590,386	$538,699	$431,536	$470,926	$376,374
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (b)(c)(d)	1.37%	1.40%	1.38%	1.41%	1.46%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture)	4.69%	4.80%	5.42%	5.68%	4.69%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture)	4.67%	4.76%	5.38%	5.69%	4.86%
Portfolio turnover rate	71.49%	81.13%	64.45%	43.68%	54.36%

(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture).	1.35%	1.36%	1.34%	1.43%	1.62%
(c) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense.	1.20%	1.20%	1.20%	1.25%	1.40%
(d) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense.	1.22%	1.24%	1.24%	1.24%	1.24%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.17	$11.23	$11.26	$12.06

Income from investment operations:
Net investment income (loss)	0.44	0.46	0.56	0.32
Net realized and unrealized gain (loss) on investments	(0.22)	(0.03)	0.08	(0.70)

Total from investment operations	0.22	0.43	0.64	(0.38)

Less distributions to shareholders:
From net investment income	(0.44)	(0.49)	(0.67)	(0.42)

Total Distributions	(0.44)	(0.49)	(0.67)	(0.42)

Net asset value, end of period	$10.95	$11.17	$11.23	$11.26

Total Return (b)	2.04%	3.90%	5.87%	-3.20	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$102,487	$86,923	$47,541	$17,650
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (d)(e)(f)	2.12%	2.15%	2.12%	2.21	% (g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture)	3.94%	4.03%	4.45%	5.65	% (g)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture)	3.92%	3.99%	4.41%	5.65	% (g)
Portfolio turnover rate	71.49%	81.13%	64.45%	43.68	% (c)

(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement (recapture).	2.10%	2.11%	2.08%	2.21	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense.	1.95%	1.95%	1.95%	1.99	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense.	1.97%	1.99%	1.99%	1.99	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Consolidated Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015
Selected Per Share Data:
Net asset value, beginning of year	$11.23	$11.28	$11.27	$12.07	$12.17

Income from investment operations:
Net investment income (loss)	0.55	0.57	0.63	0.72	0.60
Net realized and unrealized gain (loss) on investments	(0.21)	(0.03)	0.12	(0.72)	(0.05)

Total from investment operations	0.34	0.54	0.75	–	0.55

Less distributions to shareholders:
From net investment income	(0.55)	(0.59)	(0.74)	(0.80)	(0.65)

Total Distributions	(0.55)	(0.59)	(0.74)	(0.80)	(0.65)

Net asset value, end of year	$11.02	$11.23	$11.28	$11.27	$12.07

Total Return	3.05%	4.88%	6.96%	-0.09%	4.60%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$6,555,291	$5,826,546	$4,037,526	$4,006,007	$3,045,031
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (a)(b)(c)	1.12%	1.15%	1.13%	1.19%	1.21%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture)	4.94%	5.06%	5.67%	6.18%	4.84%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture)	4.92%	5.02%	5.63%	6.19%	5.01%
Portfolio turnover rate	71.49%	81.13%	64.45%	43.68%	54.36%

(a) Ratio of expenses to average net assets before waiver and reimbursement (recapture).	1.10%	1.11%	1.09%	1.21%	1.37%
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense.	0.95%	0.95%	0.95%	1.00%	1.15%
(c) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense.	0.97%	0.99%	0.99%	0.99%	0.99%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.45	$9.42	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income (loss)	0.44	0.40	0.48	0.47	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.13)	0.03	(0.17)	(0.60)	0.11

Total from investment operations	0.31	0.43	0.31	(0.13)	0.21

Less distributions to shareholders:
From net investment income	(0.43)	(0.40)	(0.45)	(0.45)	(0.07)

Total Distributions	(0.43)	(0.40)	(0.45)	(0.45)	(0.07)

Net asset value, end of period	$9.33	$9.45	$9.42	$9.56	$10.14

Total Return (c)	3.36%	4.69%	3.47%	-1.36%	1.98	% (d)(e)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$7,086	$9,377	$6,785	$15,125	$214
Ratio of expenses to average net assets after waiver and reimbursement (f)(g)(h)	0.94%	0.94%	1.13%	1.20%	1.24	% (i)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	4.22%	3.74%	4.44%	4.62%	-255.74	% (i)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	4.70%	4.16%	4.78%	4.89%	3.93	% (i)
Portfolio turnover rate	45.27%	101.75%	84.42%	100.93%	6.41	% (d)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not include the effects of sales charges.
(d) Not Annualized.
(e) Total Return was calculated using the traded NAV.
(f) Ratio of expenses to average net assets before waiver and reimbursement.	1.42%	1.36%	1.47%	1.47%	260.91	% (i)
(g) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	1.42%	1.36%	1.42%	1.37%	260.91	% (i)
(e) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	0.94%	0.94%	1.08%	1.10%	1.24	% (i)
(i) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.37	$9.37	$9.55	$10.28

Income from investment operations:
Net investment income (loss)	0.37	0.33	0.35	0.20
Net realized and unrealized gain (loss) on investments	(0.12)	0.02	(0.11)	(0.70)

Total from investment operations	0.25	0.35	0.24	(0.50)

Less distributions to shareholders:
From net investment income	(0.37)	(0.35)	(0.42)	(0.23)

Total Distributions	(0.37)	(0.35)	(0.42)	(0.23)

Net asset value, end of period	$9.25	$9.37	$9.37	$9.55

Total Return (b)	2.69%	3.80%	2.73%	-4.97	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$2,039	$1,465	$875	$648
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)(f)	1.69%	1.69%	1.84%	1.97	% (g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.49%	2.99%	3.58%	4.05	% (g)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	3.97%	3.41%	3.89%	4.39	% (g)
Portfolio turnover rate	45.27%	101.75%	84.42%	100.93	% (c)

(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement.	2.17%	2.11%	2.15%	2.32	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	2.17%	2.11%	2.12%	2.19	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	1.69%	1.69%	1.81%	1.85	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.44	$9.41	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income (loss)	0.46	0.41	0.47	0.46	0.13	(b)
Net realized and unrealized gain (loss) on investments	(0.13)	0.05	(0.14)	(0.57)	0.08

Total from investment operations	0.33	0.46	0.33	(0.11)	0.21

Less distributions to shareholders:
From net investment income	(0.45)	(0.43)	(0.48)	(0.47)	(0.07)

Total Distributions	(0.45)	(0.43)	(0.48)	(0.47)	(0.07)

Net asset value, end of period	$9.32	$9.44	$9.41	$9.56	$10.14

Total Return	3.61%	4.97%	3.69%	-1.11%	2.03	% (c)(d)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$122,363	$106,494	$164,458	$298,244	$1,142
Ratio of expenses to average net assets after waiver and reimbursement (e)(f)(g)	0.69%	0.69%	0.87%	0.97%	0.99	% (h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	4.48%	3.98%	4.66%	4.81%	-167.87	% (h)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	4.96%	4.39%	4.98%	5.10%	5.48	% (h)
Portfolio turnover rate	45.27%	101.75%	84.42%	100.93%	6.41	% (c)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Not Annualized.
(d) Total Return was calculated using the traded NAV.
(e) Ratio of expenses to average net assets before waiver and reimbursement.	1.17%	1.10%	1.19%	1.26%	174.34	% (h)
(f) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	1.17%	1.10%	1.15%	1.14%	174.34	% (h)
(g) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	0.69%	0.69%	0.83%	0.85%	0.99	% (h)
(h) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Selected Per Share Data:
Net asset value, beginning of period	$12.00	$11.92	$10.80		$11.73	$12.34	$12.43

Income from investment operations:
Net investment income (loss)	0.65	0.68	0.59	(b)	0.64 (b)	0.63 (b)	0.66 (b)
Net realized and unrealized gain (loss) on investments	(0.61)	0.06	1.10		(0.94)	(0.46)	0.18

Total from investment operations	0.04	0.74	1.69		(0.30)	0.17	0.84

Less distributions to shareholders:
From net investment income	(0.65)	(0.66)	(0.57)		(0.63)	(0.62)	(0.69)
From net realized gain	–	–	–		–	(0.16)	(0.24)

Total Distributions	(0.65)	(0.66)	(0.57)		(0.63)	(0.78)	(0.93)

Net asset value, end of period	$11.39	$12.00	$11.92		$10.80	$11.73	$12.34

Total Return (c)	0.41%	6.34%	16.00	% (d)	-2.57%	1.46%	7.07%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$2,754	$1,298	$745		$705	$2,273	$82
Ratio of expenses to average net assets after waiver and reimbursement (e)	0.90%	0.90%	0.90	% (f)	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	5.28%	5.34%	5.70	% (f)	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	5.62%	5.71%	6.13	% (f)	5.62%	5.29%	5.33%
Portfolio turnover rate	33.27%	45.86%	70.87	% (d)	35.45%	33.69%	28.71%

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not include the effects of sales charges.
(d) Not annualized.
(e) Ratio of expenses to average net assets before waiver and reimbursement.	1.24%	1.27%	1.33	% (f)	1.11%	1.11%	1.00%
(f) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Selected Per Share Data:
Net asset value, beginning of period	$11.95	$11.89	$10.77		$11.71	$12.32	$12.43

Income from investment operations:
Net investment income (loss)	0.69	0.71	0.60		0.67 (b)	0.67 (b)	0.72
Net realized and unrealized gain (loss) on investments	(0.61)	0.04	1.12		(0.94)	(0.46)	0.13

Total from investment operations	0.08	0.75	1.72		(0.27)	0.21	0.85

Less distributions to shareholders:
From net investment income	(0.68)	(0.69)	(0.60)		(0.67)	(0.66)	(0.72)
From net realized gain	–	–	–		–	(0.16)	(0.24)

Total Distributions	(0.68)	(0.69)	(0.60)		(0.67)	(0.82)	(0.96)

Net asset value, end of period	$11.35	$11.95	$11.89		$10.77	$11.71	$12.32

Total Return	0.74%	6.53%	16.28	% (c)	-2.30%	1.78%	7.16%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$48,426	$51,516	$47,979		$37,538	$52,561	$47,219
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.65%	0.65%	0.65	% (e)	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	5.59%	5.61%	5.91	% (e)	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	5.93%	5.98%	6.33	% (e)	5.94%	5.51%	5.85%
Portfolio turnover rate	33.27%	45.86%	70.87	% (c)	35.45%	33.69%	28.71%

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement.	0.99%	1.02%	1.07	% (e)	0.74%	0.73%	0.75%
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.01

Income from investment operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.21

Less distributions to shareholders:
From net investment income	(0.20)
From net realized gain	(0.00	) (b)

Total Distributions	(0.20)

Net asset value, end of period	$10.02

Total Return	2.12	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$7,903
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.50	% (e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	2.32	% (e)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	2.76	% (e)
Portfolio turnover rate	178.59	% (c)

(a) Class commenced operations on April 30, 2018.
(b) Less than (0.005).
(c) Not annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement.	0.94	%(e)
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investments	0.02

Total from investment operations	0.26

Less distributions to shareholders:
From net investment income	(0.24)
From net realized gain	(0.00	) (b)

Total Distributions	(0.24)

Net asset value, end of period	$10.02

Total Return	2.60	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$106,596
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.26	% (e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	2.37	% (e)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	2.88	% (e)
Portfolio turnover rate	178.59%

(a) Class commenced operations on April 2, 2018.
(b) Less than (0.005).
(c) Not annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement.	0.77	% (e)
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds

Notes to the Financial Statements

January 31, 2019

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust consists of four series, Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), Angel Oak Financials Income Fund (formerly Angel Oak Flexible Income Fund) (the “Financials Income Fund”), Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), and Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”) (the “Funds”). The Funds (except the UltraShort Income Fund) offer four classes of shares to investors, Class A shares, Class C shares, Institutional Class shares, and Class T shares. The UltraShort Income Fund offers three classes of shares to investors; Class A, Class C, and Institutional Class. The Multi-Strategy Income Fund’s Class A shares commenced operations on June 28, 2011, Class C shares commenced operations on August 4, 2015, Institutional Class shares commenced operations on August 16, 2012, and Class T shares have not commenced operations as of January 31, 2019. Financials Income Fund’s Class A and Institutional Class shares commenced operations on November 3, 2014, Class C shares commenced on August 4, 2015, and Class T shares have not commenced operations as of January 31, 2019. High Yield Opportunities Fund Class A shares commenced operations on July 31, 2012, Institutional Class shares commenced operations on March 31, 2009, and Class C and Class T shares have not commenced operations as of January 31, 2019. UltraShort Income Fund’s Class A shares commenced operations on April 30, 2018, Institutional Class Shares commenced operations on April 2, 2018, and Class C shares have not commenced operations as of January 31, 2019. Class A shares charge a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Effective May 31, 2018, the UltraShort Income Fund no longer charges a front-end sales charge on Class A Shares. Class T shares charge a 2.50% front-end sales charge and a 0.25% 12b-1 fee. Class C shares charge a 1.00% deferred sales charge on shares redeemed within one year of purchase and a 1.00% 12b-1 fee. Institutional Class shares do not charge front-end or back-end sales charges and are not subject to a 12b-1 fee.

The investment objective of the Multi-Strategy Income Fund is current income. The investment objective of the Financials Income Fund is to seek current income with a secondary objective of total return. The investment objective of High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation. The investment objective of the UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity. The Multi-Strategy Income Fund, Financials Income Fund, and High Yield Opportunities Fund are diversified series of the Trust. The UltraShort Income Fund is a non-diversified series of the Trust, which means that it can invest a higher percentage of its assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Multi-Strategy Income Fund is the successor in interest to a fund (the “Predecessor Fund”) having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by the Multi- Strategy Income Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”). On March 26, 2015, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Multi-Strategy Income Fund, and effective as of the close of business on April 10, 2015, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Multi-Strategy Income Fund. Costs incurred by the Multi-Strategy Income Fund in connection with the reorganization were paid by the Adviser. The Predecessor Fund ceased offering its C Class shares and converted them into Class A shares effective as of the close of business April 2, 2015.

The High Yield Opportunities Fund is the successor in interest to the Rainier High Yield Fund (the “Predecessor High Yield Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds (“Predecessor Trust”), and that was advised by Rainier Investment Management, LLC. On April 15, 2016, the shareholders of the Predecessor High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Predecessor High Yield Fund with and into the Class A shares and Institutional Class shares of the Angel Oak High Yield Opportunities Fund, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Predecessor High Yield Fund were transferred to the Trust in exchange for shares in the Angel Oak High Yield Opportunities Fund. Costs incurred by the Angel Oak High Yield Opportunities Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor High Yield Fund was March 31, 2016. The reporting period ended January 31, 2017 for the High Yield Opportunities Fund was April 1, 2016 through January 31, 2017. Operations prior to April 15, 2016 were for the Predecessor High Yield Fund. Net assets and shares outstanding on April 15, 2016 were $705,808 and 64,250 for Original Shares and $37,954,151 and 3,463,606 for Institutional Shares, respectively, all of which were transferred into the Trust at NAV at the close of business on April 15, 2016.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 1. ORGANIZATION – (continued)

Wholly-Owned Subsidiaries – As part of its investment strategies, Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through wholly-owned and controlled subsidiaries formed by the Fund, Hyperion Loan Funding Trust (“Hyperion”) and Titan Loan Funding Trust (“Titan”), each a statutory trust organized under the laws of the state of Delaware, each incorporated on August 2, 2018. Hyperion and Titan act as investment vehicles in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund’s investments, if any, in Hyperion or Titan will vary over time and might not include all of the types of investments described above.

At January 31, 2019, investments in Hyperion and Titan represented 1.26% and 0.24% of the total net assets of the Multi-Strategy Income Fund, respectively.

The consolidated financial statements of the Multi-Strategy Income Fund includes the investment activity and financial statements of Hyperion and Titan. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its respective subsidiaries, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass it subsidiaries.

At January 31, 2019, investments held by Hyperion and Titan include whole loans, valued at $91,766,337 and $17,178,496, respectively. In addition, Hyperion and Titan held $5,000 and $3,212 in cash, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”.

Securities Valuation and Fair Value Measurements – The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations, whole loans, and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee reports quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the inputs used to value each Fund’s net assets as of January 31, 2019:

Multi-Strategy Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$770,117,536	$–	$770,117,536
Collateralized Debt Obligations	–	19,827,169	–	19,827,169
Collateralized Loan Obligations	–	653,499,348	–	653,499,348
Collateralized Mortgage Obligations	–	4,866,141,590	–	4,866,141,590

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Assets	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$387,835,672	$2,700,000	$390,535,672
Investment Companies	124,433,655	–	–	124,433,655
Mortgage-Backed Securities – U.S. Government Agency Issues	–	349,169,031	–	349,169,031
Preferred Stocks	13,038,346	–	–	13,038,346
Whole Loans	–	108,944,833	–	108,944,833
Short-Term Investments	300,695,175	–	–	300,695,175
Total	$438,167,176	$7,155,535,179	$2,700,000	$7,596,402,355
Other Financial Instruments*
Liabilities
Futures Contracts	$(17,609,055)	$–	$–	$(17,609,055)
Reverse Repurchase Agreements	$–	$(28,061,000)	$–	$(28,061,000)

*

Other financial instruments are derivative instruments, such as futures and reverse repurchase agreements. Futures are reflected at the unrealized appreciation (depreciation) on the instrument as reflected in the consolidated Schedule of Investments.

See the consolidated Schedule of Investments for further disaggregation of investment categories. For the year ended January 31, 2019, the Multi-Strategy Income Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi-Strategy Income Fund	Balance as of 01/31/2018	Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/2019
Corporate Obligations	$2,700,000	$–	$–	$–	$–	$–	$–	$–	$2,700,000

The total change in unrealized appreciation (depreciation) included in the consolidated Statements of Operations attributable to Level 3 investments still held at January 31, 2019 is $0.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Multi-Strategy Income Fund	Fair Value as of 01/31/2019	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Corporate Obligations	$2,700,000	Consensus Pricing	Third party	$20.00

*	Table presents information for one security, which is valued at $20.00 as of January 31, 2019.

Financials Income Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Debt Obligations	$–	$10,407,682	$–	$10,407,682
Collateralized Loan Obligations	–	6,678,493	–	6,678,493
Common Stocks	3,989,290	–	–	3,989,290
Corporate Obligations	–	105,287,362	–	105,287,362
Short-Term Investments	3,976,949	–	–	3,976,949
Total	$7,966,239	$122,373,537	$–	$130,339,776

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2019, the Financials Income Fund did not recognize any transfers to or from Level 3.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

High Yield Opportunities Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$5,437,589	$–	$5,437,589
Common Stocks	–	–	62,505	62,505
Corporate Obligations	–	43,324,838	–	43,324,838
Short-Term Investments	4,744,688	–	–	4,744,688
Total	$4,744,688	$48,762,427	$–	$53,569,620

See the Schedule of Investments for further disaggregation of investment categories. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

High Yield Opportunities Fund	Balance as of 01/31/2018	Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/2019
Common Stocks	$–	$–	$–	$–	$–	$–	$62,505	$–	$62,505

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at January 31, 2019 is $(427,965).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

High Yield Opportunities Fund	Fair Value as of 01/31/2019	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Common Stocks	$62,505	Broker Quote	Third party	$13.50

*	Table presents information for one security, which is valued at $13.50 as of January 31, 2019.

UltraShort Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$57,845,502	$–	$57,845,502
Collateralized Loan Obligations	–	10,813,478	–	10,813,478
Collateralized Mortgage Obligations	–	36,477,388	–	36,477,388
Corporate Obligations	–	759,850	–	759,850
Mortgage-Backed Securities – U.S. Government Agency Issues	–	3,411,661	–	3,411,661
Short-Term Investments	4,807,967	–	–	4,807,967
Total	4,807,967	109,307,879	–	114,115,846
Other Financial Instruments*
Assets
Futures Contracts	$6,716	$–	$–	$6,716
Liabilities
Futures Contracts	$(163,092)	$–	$–	$(163,092)

*

Other financial instruments are derivative instruments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2019, the UltraShort Income Fund did not recognize any transfers to or from Level 3.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Federal Income Taxes – The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended January 31, 2019, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each securities estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Distributions to Shareholders – Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year or period ended January 31, 2019, certain differences were reclassified. These differences were primarily related to paydown losses; the amounts did not affect net assets. The reclassifications were as follows:

	Paid-in capital	Distributable earnings/(accumulated deficit)
Multi-Strategy Income Fund	$ –	$ –
Financials Income Fund	$(62,033)	$62,033
High Yield Opportunities Fund	$ –	$ –
UltraShort Income Fund	$ –	$ –

Share Valuation – The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Repurchase Agreements – Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by the Funds, collateralized by securities, which are delivered to the Funds’ custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. The exercise of the Funds’ right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds’ seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing their rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreement.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Mortgage Obligations	$–	$28,061,000	$–	$–	$28,061,000
Total	$–	$28,061,000	$–	$–	$28,061,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$28,061,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Asset-Backed, Mortgage-Backed, and Whole Loan Securities Risks – Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Funds may invest could negatively impact the value of the Funds’ investments. To the extent the Funds focus their investments in particular types of mortgage-backed or asset-backed securities, including whole loans and CLOs, the Funds may be more susceptible to risk factors affecting such types of securities.

Subordinated Debt of Banks and Diversified Financial Companies – The Funds may invest in subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and depots held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities – The Funds may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.

Common and Preferred Stock – The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Futures Contracts – The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Funds’ cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 3 for information on futures contract activity during the year or period ended January 31, 2019.

Options – A Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of a Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the applicable Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option. See Note 3. The Funds did not hold any options during the year or period ended January 31, 2019.

Swaps – The Funds may enter into swap contracts to hedge various investments for risk management or to pursue their investment objective. The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not hold any swaps during the year or period ended January 31, 2019.

NOTE 3. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2019 and the effect of derivative instruments on the Consolidated Statements of Assets and Liabilities as of January 31, 2019 for the Multi-Strategy Income Fund.

Multi-Strategy Income Fund
Derivatives	Type of Derivative Risk	Consolidated Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$ 2,693,523

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended January 31, 2019 for the Multi-Strategy Income Fund:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$ 23,844,869

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$(31,843,689)

For the Multi-Strategy Income Fund the average monthly notional value of long and short futures contracts during the year ended January 31, 2019 was $859,520,036 and ($911,042,211), respectively.

The following tables present a summary of the value of derivative instruments as of January 31, 2019 and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2019 for the UltraShort Income Fund.

UltraShort Income Fund
Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$ 34,393

The effect of derivative instruments on the Statements of Operations for the period ended January 31, 2019 for the UltraShort Income Fund:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$ (17,843)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$(156,376)

For the UltraShort Income Fund the average monthly notional value of long and short futures contracts during the period ended January 31, 2019 was $8,215,774 and ($6,480,591), respectively.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2019, the Funds were not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2019.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$2,693,523	$–	$2,693,523	$–	$ 2,693,523	$–
Reverse Repurchase Agreements	$28,061,000	$–	$28,061,000	$28,061,000	$–	$–
Total	$30,754,523	$–	$30,754,523	$28,061,000	$ 2,693,523	$–

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

UltraShort Income Fund
				Gross Amounts Not Offset in Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$34,393	$–	$34,393	$–	$34,393	$–

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, 0.55%, and 0.44%, respectively, of the average daily net assets of the Fund. The Multi-Strategy Income Fund waives its Advisory Fee on the assets invested in affiliated mutual funds.

The Adviser has entered into a subadvisory agreement with Parks Capital Management, LLC (the “Subadviser”) pursuant to which the Subadviser is compensated out of the investment advisory fees that the Adviser receives from the Multi-Strategy Income Fund and the Financials Income Fund at a rate of 0.445%. The Subadviser began managing a portion of Financials Income Fund’s portfolio in July 2018. As of January 31, 2019, the Subadviser has not begun managing a portion of the Multi-Strategy Income Fund’s portfolio.

The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, the Financials Income Fund, High Yield Opportunities Fund and UltraShort Income Fund until May 31, 2020, so that the Total Annual Fund Operating Expenses of each Fund do not exceed 0.99%, 0.85%, 0.65% and 0.49%, respectively. Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Fund’s average daily net assets. Effective May 7, 2018, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the UltraShort Income Fund’s average daily net assets. These voluntary waivers are in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time. Fees waived under these voluntary waivers are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). In addition, the Adviser has contractually agreed through May 31, 2020 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above. During the period ended January 31, 2019, Multi- Strategy Income Fund repaid $1,118,919 of previously waived expenses to the Adviser, the High Yield Opportunities Fund waived $170,618 of expenses, and the UltraShort Income Fund waived $20,922 of expenses. During the year ended January 31, 2019, the Financials Income Fund had $860,519 of previously waived expenses expire. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2019 are included in the table below. Fees waived by the Predecessor High Yield Fund are not subject to recoupment by the Angel Oak High Yield Opportunities Fund.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

	Recoverable through January 31, 2020	Recoverable through January 31, 2021	Recoverable through January 31, 2022
Multi-Strategy Income Fund	$–	$–	$–
Flexible Income Fund	$579,174	$–	$–
High Yield Opportunities Fund	$148,887	$184,315	$170,618
UltraShort Income Fund	N/A	N/A	$20,922

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class C shares, and Class T shares, as applicable. The Distribution Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class T shares and an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities. For the period ended January 31, 2019, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund incurred distribution fees of $2,429,966, $36,502, $4,298, and $2,458, respectively.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountants and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodians; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Administrator and Custodian are affiliates of the Distributor.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser.

NOTE 5. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Financials Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi-Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Financials Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. In February 2016, Financials Income Fund sold $7,673,000 of Class A notes. See Schedule of Investments (consolidated where applicable) for current shares held. The Adviser has been named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation.

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended January 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$5,961,469,244	$5,108,927,245
Financials Income Fund	$53,662,650	$54,085,746
High Yield Opportunities Fund	$15,912,251	$16,940,747
UltraShort Income Fund	$231,977,728	$122,925,890

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 6. INVESTMENT TRANSACTIONS – (continued)

For the year ended January 31, 2019, there were $905,552,753 of long-term purchases and $1,122,557,463 of sales of U.S. Government securities for the Multi-Strategy Income Fund. For the year ended January 31, 2019, there were $1,915,200 of long-term purchases and $1,914,900 of sales of U.S. Government securities for the Financials Income Fund. For the period ended January 31, 2019, there were $12,632,397 of long-term purchases and $9,202,758 of sales of U.S. Government securities for the UltraShort Income Fund. There were no long-term purchases or sales of U.S. Government securities for the High Yield Opportunities Fund. These amounts are included in the aggregate purchases and sales of investment securities displayed in the table above.

During the year ended January 31, 2019, the Multi-Strategy Income Fund purchased securities from a Fund within the Trust as well as from other affiliated Funds of the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment at a value of $14,077,126. During the year ended January 31, 2019, the Financials Income Fund purchased securities from other affiliated Funds of the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment at a value of $822,993. During the year ended January 31, 2019, the Financials Income Fund sold securities to another Fund within the Trust, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment at a value of $3,729,186. The Financials Income Fund experienced a loss of $11,357 on the sale of these securities.

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2019, with affiliates:

	Share Activity				Year Ended January 31, 2019
Security Name	Balance February 1, 2018	Purchases	Sales	Balance January 31, 2019	Value	Dividend Income	Net Realized Gain (Loss) on Investments in Affiliates	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Financials Income Fund	2,111,932	1,212,972	–	3,324,904	$30,988,109	$1,441,511	$–	$(386,536)
High Yield Opportunities Fund	1,809,838	109,877	–	1,919,715	$21,788,768	$1,265,078	$–	$(1,103,809)
UltraShort Income Fund	–	7,550,975	399,600	7,151,375	$71,656,778	$1,581,052	$3,996	$64,116
Total	3,921,770	8,873,824	399,600	12,395,994	$124,433,655	$4,287,641	$3,996	$(1,426,229)

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2019, UBS Wealth Management USA (“UBS”) owned, as record shareholder, 42% of the outstanding shares of Financials Income Fund. It is not known whether UBS, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2019, Angel Oak Multi-Strategy Income Fund owned, as beneficial shareholders owned 43% of the outstanding shares of High Yield Opportunities Fund and 63% of the outstanding shares of the UltraShort Income Fund. At January 31, 2019, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2019 and January 31, 2018 were as follows:

	Multi-Strategy Income Fund		Financials Income Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary Income	$341,759,092	$286,492,642	$5,924,046	$6,989,095
Net Long-Term Capital Gain	–	–	–	–
Total	$341,759,092	$286,492,642	$5,924,046	$6,989,095

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 9. FEDERAL TAX INFORMATION – (continued)

	High Yield Opportunities Fund		UltraShort Income Fund
	2019	2018	2019	2018*
Distributions paid from:
Ordinary Income	$2,959,948	$2,910,141	$1,793,313	$–
Net Long-Term Capital Gain	–	–	14,822	–
Total	$2,959,948	$2,910,141	$1,808,135	$–

*	Fund commenced operations on April 2, 2018.

At January 31, 2019, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
Tax Cost of Investments	$7,657,493,323	$130,590,684	$54,744,697	$113,690,641
Unrealized Appreciation*	93,322,488	1,118,104	632,798	327,713
Unrealized Depreciation*	(172,022,511)	(1,369,012)	(1,807,875)	(58,884)
Net Unrealized Appreciation (Depreciation)*	$(78,700,023)	$(250,908)	$(1,175,077)	$268,829
Undistributed Ordinary Income	7,314,897	111,954	60,602	37,282
Undistributed Long-Term Gain (Loss)	—	—	—	—
Accumulated Gain (Loss)	$7,314,897	$111,954	$60,602	$37,282
Other Accumulated Gain (Loss)	(436,820,766)	(35,692,121)	(1,379,390)	(231,007)
Distributable Earnings (Accumulated Deficit)	$(508,205,892)	$(35,831,075)	$(2,493,865)	$75,104

*	Represents aggregated amounts of Fund’s investments, reverse repurchase agreements and futures.

The temporary differences between book basis and tax basis in the funds are primarily attributable to wash sale loss deferrals, distributions payable, mark-to-markets, and other temporary differences.

As of January 31, 2019, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund had available for federal tax purposes an unused capital loss carryforward of $429,889,531, $35,643,389, $1,322,776, and $0, respectively, which is available for offset against future taxable net capital gains. The Financials Income Fund utilized $9,785 of capital loss carryforward.

To the extent these carryforwards are used to offset futures gains, it is probably that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
No expiration short-term	$172,154,820	$23,452,876	$269,003	$—
No expiration long-term	$257,734,711	$12,190,513	$1,053,773	$—
Total	$429,889,531	$35,643,389	$1,322,776	$—

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended January 31, 2019, the Multi-Strategy Income Fund, Financials Income Fund and High Yield Opportunities Fund, did not defer any post-October losses. For the tax period ended January 31, 2019, the UltraShort Income Fund deferred $217,763 of post-October losses.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2019

NOTE 10. CREDIT AGREEMENTS

In August 2015, as amended October 2018, the Multi-Strategy Income Fund entered into a $400 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in April 2019. Under the Facility, interest is charged on a floating rate based on the 3-month LIBOR rate plus 1.10% and is payable on the last day of each interest period, which was 3.91% as of January 31, 2019. Under the previous terms, there was a maximum commitment of $375,000,000 and interest was charged on a floating rate based on the 3-month LIBOR rate plus 1.35%. For the year ended January 31, 2019, the average principal balance and interest rate was approximately $261,506,849 and 3.62%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.25% as of January 31, 2019. For the year ended January 31, 2019, these expenses, including interest expense and commitment fees, amounted to $9,919,321 and is included in the Interest and Commissions expense line item that is reflected in the Statements of Operations (consolidated where applicable). Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2019, the outstanding principal balance under the Facility was $250 million. The amount of the maximum loan outstanding during the period was $400 million from December 21, 2018 through January 17, 2019.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund a $320,000,000 unsecured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, as amended May 24, 2018, expiring on May 23, 2019, for the purposes of having cash available to satisfy redemption requests. Advances under the Facility would be limited to the lesser of $320,000,000 or 20% of the unencumbered assets of the Multi-Strategy Income Fund, the Financials Income Fund, or the UltraShort Income Fund; or 15% of the unencumbered assets of the High Yield Opportunities Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 4.26% as of January 31, 2019. For the period from February 1, 2018 to January 31, 2019, the average principal balance and interest rate was $73,332 and 4.08%, respectively for the Multi-Strategy Income Fund, $90,822 and 3.51%, respectively for the Financials Income Fund, and $521 and 3.38%, respectively for the High Yield Opportunities Fund. The UltraShort Income Fund did not borrow under this arrangement during this period. The maximum loan outstanding during the year for the Multi-Strategy Income Fund was $17,783,000 on October 31, 2018. The maximum loan outstanding during the year for the Financials Income Fund was $12,436,000 on February 1, 2018. The maximum loan outstanding during the year for the High Yield Opportunities Fund was $99,000 on February 14, 2018. As of January 31, 2019, the Funds had no outstanding borrowings under this agreement.

NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, open futures contracts, and open reverse repurchase agreements of Angel Oak Multi-Strategy Income Fund, and the accompanying statements of assets and liabilities, including the schedules of investments and open futures contracts, of Angel Oak Financials Income Fund, Angel Oak High Yield Opportunities Fund, and Angel Oak UltraShort Income Fund (collectively with Angel Oak Multi-Strategy Income Fund, the “Funds”), each a series of Angel Oak Funds Trust, as of January 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended of Angel Oak Multi-Strategy Income Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended for Angel Oak Financials Income Fund (formerly known as Angel Oak Flexible Income Fund), and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended for Angel Oak High Yield Opportunities Fund, and the related statement of operations, statement of changes in net assets, and financial highlights for the period April 2, 2018 (commencement of operations) through January 31, 2019, including the related notes for Angel Oak UltraShort Income Fund (for the Funds collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of January 31, 2019, the results of their operations, their cash flows (Angel Oak Multi-Strategy Income Fund only), the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Angel Oak High Yield Opportunities Fund’s financial highlights for the periods ended March 31, 2016, and prior were audited by other auditors whose report dated May 23, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 29, 2019

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the tax year ended January 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2019, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund paid qualified dividend income of 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2019, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2019, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2019, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 93.29%, 74.98%, 99.92% and 0.00%, respectively.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund’s Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at the telephonic meeting held on August 22, 2018 and the in-person meeting held on September 26-27, 2018 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Flexible Income Fund (the “Flexible Income Fund”), and the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”) (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. The Trustees took into account Angel Oak’s oversight of Parks Capital Management, LLC (“Parks Capital”) in connection with Parks Capital serving as a sub-adviser with respect to a limited portion of the assets of the Flexible Income Fund and, potentially in the future, a limited portion of the assets of Multi-Strategy Income. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and that the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable mutual funds; and (iii) the Fund’s benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s peer group over the one-, three- and five-year periods ended June 30, 2018 and in the second quartile over the period since the Fund’s inception. They observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one- and five-year periods ended June 30, 2018 and since the Fund’s inception and had ranked in the second quartile over the three-year period ended June 30, 2018. The Trustees also noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the one-, three- and five-year periods ended June 30, 2018 and since the Fund’s inception.

With respect to the Flexible Income Fund (which commenced operations in November 2014), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-year period ended June 30, 2018, and had ranked in the second quartile over the period since the Fund’s inception. The Trustees noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one-year period and in the fourth quartile over the three-year period ended June 30, 2018 and had ranked in the first quartile over the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the one-year and three-year periods ended June 30, 2018 and over the period since the Fund’s inception.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s peer group over the three- and five- year periods and in the second quartile over the one-year period ended June 30, 2018 and had ranked in the second quartile over the period since the Fund’s inception. They observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one-, three- and five-year periods ended June 30, 2018 and had ranked in the fourth quartile over the period since the Fund’s inception. The Trustees also noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, and its former benchmark index, the Bank of America Merrill Lynch U.S. High Yield Index, over the one-, three- and five-year periods ended June 30, 2018 and had underperformed over the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data that was provided to the Board, the Trustees determined that the management fee and net expense ratio of the Flexible Income Fund and Multi-Strategy Income Fund was generally higher, and lower in the case of High Yield Opportunities Fund, than the median management fee and net expense ratio for funds in their respective peer groups. However, the Board noted that the quality of services provided by Angel Oak and the past performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2020.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages. They noted that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. They also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the improvements made to the Adviser’s infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously-waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Funds in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

5. Compensation of Trustees

Each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) receives an annual retainer of $50,000 (pro-rated for any periods less than one year), paid quarterly as well as $10,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Trust and other funds advised by the Adviser. In addition, each Committee Chairman receives additional annual compensation of $12,000. Independent Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

6. Trustees and Officers

The business of each Fund is managed under the direction of the Board. The Board formulates the general policies of each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, GA 30305. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2014, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	5	Trustee, Valued Advisers Trust (since 2010) (12 portfolios); Trustee, Griffin Institutional Access Credit Fund (since April 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Strategic Credit Fund (since December 2017).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008 – 2013).	5	Director, Syntroleum Corporation (renewable energy firm) (1988 –2014); Trustee, Angel Oak Strategic Credit Fund (since December 2017).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	5

Trustee, Mirae Asset Discovery Funds (since 2010) (4 portfolios); Trustee, Metropolitan Series Fund, Inc. (2009 – 2015) (30 portfolios); Trustee, Met Investors Series Trust (2012 – 2015) (45 portfolios); Director,

Commonfund Capital, Inc. (private equity business) (since 2015); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (2012 – 2017); Trustee, Angel Oak Strategic Credit Fund (since December 2017).

Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014); Retired from Eagle Funds in 2010 as Chief Financial Officer	5	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017) (12 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019).
James E. Stueve 1964	Independent Trustee	Since 2019; indefinite term	Stueve Insights LLC (consulting) (since 2018); President and Global Head of Distribution, Ridgeworth Investments (2007 – 2017)	5	Chairman, Mutual Fund Education Alliance (2013 – 2016); Trustee and Finance Chair, Foundation for Financial Planning (2012 – 2016); Trustee, Angel Oak Strategic Credit Fund (since February 2019).
Interested Trustees of the Trust
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2015; indefinite term	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009).	5	Trustee, Angel Oak Strategic Credit Fund (since December 2017).
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2009)	5	Trustee, Angel Oak Strategic Credit Fund (since February 2019).

(1)	The Fund Complex includes each series of the Trust and the Angel Oak Strategic Credit Fund.
(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004 – 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer of Falcon I, LLC (since 2018); Chief Compliance Officer of Hawks I, LLC (since 2019); Compliance Manager, Invesco Advisers, Ltd. (2013 – 2015); Compliance Officer, Macquarie Group (2013).
Lu Chang, CFA, FRM, CAIA 1975	Secretary	Since 2015; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2004 – 2014).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014 – 2015); Associate, Goldman Sachs & Company, Inc. (2010 – 2014).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

SUB-ADVISER

Parks Capital Management, LLC

401 Park Ave. South

Suite 850

New York, NY 10016

DISTRIBUTOR

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2019	FYE 01/31/2018
Audit Fees	$115,000	$95,000
Audit-Related Fees	$0	$0
Tax Fees	$16,000	$15,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2019	FYE 01/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2019	FYE 01/31/2018
Registrant	$16,000	$15,900
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Funds Trust

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 3/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 3/29/2019

By (Signature and Title)* /s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 3/29/2019

* Print the name and title of each signing officer under his or her signature.